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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                    (Seller)

                                       and

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

                                (Master Servicer)

                                       and

                       Wachovia Bank, National Association

                                    (Trustee)

                         POOLING AND SERVICING AGREEMENT

                            Dated as of July 30, 2003

                                $1,050,631,695.80

                       Mortgage Pass-Through Certificates
                                  Series 2003-9

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                                TABLE OF CONTENTS


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions.......................................................
Section 1.02  Acts of Holders...................................................
Section 1.03  Effect of Headings and Table of Contents..........................
Section 1.04  Benefits of Agreement.............................................

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Loans......................................
Section 2.02  Acceptance by Custodian...........................................
Section 2.03  Representations and Warranties of the Master Servicer and
               the Seller.......................................................
Section 2.04  Execution and Delivery of Certificates............................
Section 2.05  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date................................
Section 2.06  Optional Substitution of Mortgage Loans...........................

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

Section 3.01  Certificate Account...............................................
Section 3.02  Permitted Withdrawals from the Certificate Account................
Section 3.03  Advances by Master Servicer and Trustee...........................
Section 3.04  Custodian to Cooperate; Release of Owner Mortgage Loan
               Files............................................................
Section 3.05  Reports to the Trustee; Annual Compliance Statements..............
Section 3.06  Title, Management and Disposition of Any REO Mortgage
               Loan.............................................................
Section 3.07  Amendments to Servicing Agreements, Modification of
               Standard Provisions..............................................
Section 3.08  Oversight of Servicing............................................
Section 3.09  Termination and Substitution of Servicing Agreements..............
Section 3.10  Application of Net Liquidation Proceeds...........................
Section 3.11  Act Reports.......................................................

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.....................................................
Section 4.02  Allocation of Realized Losses.....................................
Section 4.03  Paying Agent......................................................
Section 4.04  Statements to Certificateholders;  Report to the Trustee
               and the Seller...................................................
Section 4.05  Reports to Mortgagors and the Internal Revenue Service............
Section 4.06  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Master Servicer...................................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..................................................
Section 5.02  Registration of Certificates......................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.................
Section 5.04  Persons Deemed Owners.............................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.........
Section 5.06  Maintenance of Office or Agency...................................
Section 5.07  Definitive Certificates...........................................
Section 5.08  Notices to Clearing Agency........................................

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

Section 6.01  Liability of the Seller and the Master Servicer...................
Section 6.02  Merger or Consolidation of the Seller or the Master
               Servicer.........................................................
Section 6.03  Limitation on Liability of the Seller, the Master
               Servicer and Others..............................................
Section 6.04  Resignation of the Master Servicer................................
Section 6.05  Compensation to the Master Servicer...............................
Section 6.06  Assignment or Delegation of Duties by Master Servicer.............
Section 6.07  Indemnification of Trustee and Seller by Master Servicer..........

                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.................................................
Section 7.02  Other Remedies of Trustee.........................................
Section 7.03  Directions by Certificateholders and
               Duties of Trustee During Event of Default........................
Section 7.04  Action upon Certain Failures of the
               Master Servicer and upon Event of Default........................
Section 7.05  Trustee to Act; Appointment of Successor..........................
Section 7.06  Notification to Certificateholders................................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.................................................
Section 8.02  Certain Matters Affecting the Trustee.............................
Section 8.03  Trustee Not Required to Make Investigation........................
Section 8.04  Trustee Not Liable for Certificates or Mortgage Loans.............
Section 8.05  Trustee May Own Certificates......................................
Section 8.06  The Master Servicer to Pay Fees and Expenses......................
Section 8.07  Eligibility Requirements..........................................
Section 8.08  Resignation and Removal...........................................
Section 8.09  Successor.........................................................
Section 8.10  Merger or Consolidation...........................................
Section 8.11  Authenticating Agent..............................................
Section 8.12  Separate Trustees and Co-Trustees.................................
Section 8.13  Tax Matters; Compliance with REMIC Provisions.....................
Section 8.14  Monthly Advances..................................................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Seller or Liquidation of
               All Mortgage Loans...............................................
Section 9.02  Additional Termination Requirements...............................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment.........................................................
Section 10.02 Recordation of Agreement..........................................
Section 10.03 Limitation on Rights of Certificateholders........................
Section 10.04 Governing Law; Jurisdiction.......................................
Section 10.05 Notices...........................................................
Section 10.06 Severability of Provisions........................................
Section 10.07 Special Notices to Rating Agencies................................
Section 10.08 Covenant of Seller................................................
Section 10.09 Recharacterization................................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Cut-Off Date......................................................
Section 11.02 Cut-Off Date Aggregate Principal Balance..........................
Section 11.03 Original Group I-A Percentage.....................................
Section 11.04 Original Group II-A Percentage....................................
Section 11.05 Original Principal Balances of the Classes of Class A
               Certificates.....................................................
Section 11.05(a) Original Notional Amount.......................................
Section 11.06 Original Aggregate Non-PO Principal Balance.......................
Section 11.06 Original Aggregate Non-PO Principal Balance.......................
Section 11.07 Original Subordinated Percentage..................................
Section 11.07 Original Subordinated Percentage..................................
Section 11.08 Original Group I Subordinated Principal Balance...................
Section 11.09 Original Group II Subordinated Principal Balance..................
Section 11.10 Original Principal Balances of the Classes of Class B
               Certificates.....................................................
Section 11.11 Original Class I-B-1 and Class II-B-1 Fractional Interest.........
Section 11.12 Original Class I-B-2 and Class II-B-2 Fractional Interest.........
Section 11.13 Original Class I-B-3 and Class II-B-3 Fractional Interest.........
Section 11.14 Original Class I-B-4 and Class II-B-4 Fractional Interest.........
Section 11.15 Original Class I-B-5 and Class II-B-5 Fractional Interest.........
Section 11.16 Closing Date......................................................
Section 11.17 Right to Purchase.................................................
Section 11.18 Wire Transfer Eligibility.........................................
Section 11.19 Single Certificate................................................
Section 11.20 Servicing Fee Rate................................................
Section 11.21 Master Servicing Fee Rate.........................................

                                    EXHIBITS

EXHIBIT I-A-1    -   Form of Face of Class I-A-1 Certificate
EXHIBIT I-A-2    -   Form of Face of Class I-A-2 Certificate
EXHIBIT I-A-3    -   Form of Face of Class I-A-3 Certificate
EXHIBIT I-A-4    -   Form of Face of Class I-A-4 Certificate
EXHIBIT I-A-5    -   Form of Face of Class I-A-5 Certificate
EXHIBIT I-A-6    -   Form of Face of Class I-A-6 Certificate
EXHIBIT I-A-7    -   Form of Face of Class I-A-7 Certificate
EXHIBIT I-A-8    -   Form of Face of Class I-A-8 Certificate
EXHIBIT I-A-9    -   Form of Face of Class I-A-9 Certificate
EXHIBIT I-A-10   -   Form of Face of Class I-A-10 Certificate
EXHIBIT I-A-11   -   Form of Face of Class I-A-11 Certificate
EXHIBIT I-A-12   -   Form of Face of Class I-A-12 Certificate
EXHIBIT I-A-13   -   Form of Face of Class I-A-13 Certificate
EXHIBIT I-A-14   -   Form of Face of Class I-A-14 Certificate
EXHIBIT I-A-15   -   Form of Face of Class I-A-15 Certificate
EXHIBIT I-A-16   -   Form of Face of Class I-A-16 Certificate
EXHIBIT A-PO     -   Form of Face of Class A-PO Certificate
EXHIBIT I-A-R    -   Form of Face of Class I-A-R Certificate
EXHIBIT I-A-LR   -   Form of Face of Class I-A-LR Certificate
EXHIBIT II-A-1   -   Form of Face of Class II-A-1 Certificate
EXHIBIT I-B-1    -   Form of Face of Class I-B-1 Certificate
EXHIBIT I-B-2    -   Form of Face of Class I-B-2 Certificate
EXHIBIT I-B-3    -   Form of Face of Class I-B-3 Certificate
EXHIBIT I-B-4    -   Form of Face of Class I-B-4 Certificate
EXHIBIT I-B-5    -   Form of Face of Class I-B-5 Certificate
EXHIBIT I-B-6    -   Form of Face of Class I-B-6 Certificate
EXHIBIT II-B-1   -   Form of Face of Class II-B-1 Certificate
EXHIBIT II-B-2   -   Form of Face of Class II-B-2 Certificate
EXHIBIT II-B-3   -   Form of Face of Class II-B-3 Certificate
EXHIBIT II-B-4   -   Form of Face of Class II-B-4 Certificate
EXHIBIT II-B-5   -   Form of Face of Class II-B-5 Certificate
EXHIBIT II-B-6   -   Form of Face of Class II-B-6 Certificate
EXHIBIT C        -   Form of Reverse of Series 2003-9 Certificates
EXHIBIT D        -   Reserved
EXHIBIT E        -   Custodial Agreement
EXHIBIT F-1A     -   Schedule of Type 1 Mortgage Loans in Loan Group I
EXHIBIT F-1B     -   Schedule of Type 1 Mortgage Loans in Loan Group II
EXHIBIT F-2      -   Schedule of Type 2 Mortgage Loans
EXHIBIT F-3A     -   Schedule of Other Servicer Mortgage Loans in Group I
EXHIBIT F-3B     -   Schedule of Other Servicer Mortgage Loans in Group II
EXHIBIT G        -   Request for Release
EXHIBIT H        -   Affidavit Pursuant to Section 860E(e)(4) of the Internal
                     Revenue Code of 1986, as amended, and or Non-ERISA
                     Investors
EXHIBIT I        -   Letter from Transferor of Residual Certificates
EXHIBIT J        -   Transferee's Letter (Class [I-B-4] [I-B-5] [I-B-6] [II-B-4]
                     [II-B-5] [II-B-6] Certificates)
EXHIBIT K        -   Reserved
EXHIBIT L        -   Servicing Agreements
EXHIBIT M        -   Form of Special Servicing Agreement
EXHIBIT N        -   Form of Initial Certification of the Custodian
EXHIBIT O        -   Form of Final Certification of the Custodian
EXHIBIT P        -   Schedule of Pledged Asset Mortgage Loans
SCHEDULE I       -   Applicable Unscheduled Principal Receipt Period

            This Pooling and Servicing Agreement, dated as of July 30, 2003 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Seller, WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer and WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee.

                         W I T N E S S E T H   T H A T:

            In consideration of the mutual agreements herein contained, the Seller, the Master Servicer and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            Accepted Master Servicing Practices: Accepted Master Servicing Practices shall consist of the customary and usual master servicing practices of prudent master servicing institutions which service mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located, regardless of the date upon which the related Mortgage Loans were originated.

            Accretion Termination Date: With respect to (a) the Class I-A-5 Certificates, the earlier to occur of (i) the Distribution Date following the Distribution Date on which the Principal Balances of the Class I-A-3 and Class I-A-4 Certificates have been reduced to zero or (ii) the Subordination Depletion Date for Group I and (b) the Class I-A-8 Certificates, the earlier to occur of
(i) the Distribution Date following the Distribution Date on which the Principal Balance of the Class I-A-7 Certificates has been reduced to zero or (ii) the Subordination Depletion Date for Group I.

            Accrual Certificates: The Class I-A-5 and Class I-A-8 Certificates.

            Accrual Distribution Amount: As to any Distribution Date prior to the applicable Accretion Termination Date and a Class of Accrual Certificates, an amount equal to the sum of (i) the Group I-A Interest Percentage of such Class of Accrual Certificates of the Current Group I-A Interest Distribution Amount and (ii) the Group I-A Interest Shortfall Percentage of such Class of Accrual Certificates of the amount distributed in respect of the Classes of Group I-A Certificates pursuant to Paragraph second clause (A) of Section 4.01(a)(i) on such Distribution Date. As to any Distribution Date and a Class of Accrual Certificates on or after the applicable Accretion Termination Date, zero.

            Adjusted Principal Balance: As to any Distribution Date and any Class of Class B Certificates of a Group, the greater of (A) zero and (B) (i) the Principal Balance of such Class with respect to such Distribution Date minus
(ii) the applicable Adjustment Amount for such Distribution Date less the Principal Balances for any Classes of Class B Certificates of such Group with higher numerical designations.

            Adjustment Amount: For a Group for any Distribution Date, the difference between (A) the sum of the Group I-A Principal Balance or the Group II-A Principal Balance, as applicable, and the Group I-B Principal Balance or the Group II-B Principal Balance, as applicable, as of the related Determination Date and (B) the sum of (i) the sum of the Group I-A Principal Balance or the Group II-A Principal Balance, as applicable, and the Group I-B Principal Balance or the Group II-B Principal Balance, as applicable, as of the Determination Date succeeding such Distribution Date and (ii) the aggregate amount that would have been distributed to all Classes and the Component of such Group as principal in accordance with Section 4.01(a)(i) for such Distribution Date without regard to the provisos in the definitions of (x) Class I-B-1 Optimal Principal Amount, Class I-B-2 Optimal Principal Amount, Class I-B-3 Optimal Principal Amount, Class I-B-4 Optimal Principal Amount, Class I-B-5 Optimal Principal Amount and Class I-B-6 Optimal Principal Amount or (y) Class II-B-1 Optimal Principal Amount, Class II-B-2 Optimal Principal Amount, Class II-B-3 Optimal Principal Amount, Class II-B-4 Optimal Principal Amount, Class II-B-5 Optimal Principal Amount and Class II-B-6 Optimal Principal Amount, as applicable.

            Aggregate Group I-A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Group I-A Certificates.

            Aggregate Group II-A Unpaid Interest Shortfall: As to any Distribution Date, an amount equal to the sum of the Class A Unpaid Interest Shortfalls for the Group II-A Certificates.

            Aggregate Schedule I Reduction Amount: as defined in Section
4.01(b).

            Aggregate Schedule II Reduction Amount: as defined in Section
4.01(b).

            Aggregate Schedule III Reduction Amount: as defined in Section 4.01(b).

            Aggregate Schedule IV Reduction Amount: as defined in Section
4.01(b).

            Aggregate Schedule V Reduction Amount: as defined in Section
4.01(b).

            Aggregate Schedule VI Reduction Amount: as defined in Section
4.01(b).

            Aggregate Schedule VII Reduction Amount: as defined in Section 4.01(b).

            Aggregate Schedule VIII Reduction Amount: as defined in Section 4.01(b).

            Aggregate Schedule IX Reduction Amount: as defined in Section
4.01(b).

            Applicable Unscheduled Principal Receipt Period: With respect to the Mortgage Loans serviced by each Servicer and each of Full Unscheduled Principal Receipts and Partial Unscheduled Principal Receipts, the Unscheduled Principal Receipt Period specified on Schedule I hereto, as amended from time to time by the Master Servicer pursuant to Section 10.01(b) hereof.

            Agreement: This Pooling and Servicing Agreement and all amendments and supplements hereto.

            Assigned Letters of Credit: Letters of Credit for which the beneficiary is the Trustee. The Letters of Credit for all Pledged Asset Mortgage Loans originated on or after June 14, 2002 shall be Assigned Letters of Credit.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. There shall initially be no Authenticating Agent for the Certificates.

            Available Master Servicer Compensation: For each Loan Group as to any Distribution Date, the sum of (a) the Master Servicing Fee with respect to the Mortgage Loans in such Loan Group for such Distribution Date, (b) interest earned through the business day preceding the applicable Distribution Date on any Prepayments in Full on the Mortgage Loans in such Loan Group remitted to the Master Servicer and (c) the aggregate amount of Month End Interest with respect to the Mortgage Loans in such Loan Group remitted by the Servicers to the Master Servicer pursuant to the related Servicing Agreements.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that a Bankruptcy Loss shall not be deemed a Bankruptcy Loss hereunder so long as the applicable Servicer has notified the Master Servicer and the Trustee in writing that such Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by such Servicer without giving effect to any Debt Service Reduction.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class I-A-1 Certificates, Class I-A-2 Certificates, Class I-A-3 Certificates, Class I-A-4 Certificates, Class I-A-5 Certificates, Class I-A-6 Certificates, Class I-A-7 Certificates, Class I-A-8 Certificates, Class I-A-9 Certificates, Class I-A-10 Certificates, Class I-A-11 Certificates, Class I-A-12 Certificates, Class I-A-13 Certificates, Class I-A-14 Certificates, Class I-A-15 Certificates, Class I-A-16 Certificates, Class A-PO Certificates, Class II-A-1 Certificates, Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class II-B-1 Certificates, Class II-B-2 Certificates and Class II-B-3 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland, State of Minnesota or State of North Carolina or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland, State of Minnesota or State of North Carolina are authorized or obligated by law or executive order to be closed.

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The separate trust account established and maintained by the Master Servicer in the name of the Master Servicer on behalf of the Trustee pursuant to Section 3.01. The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, Wachovia Bank, National Association; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. The initial Certificate Registrar is the Trustee.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Master Servicer, a Servicer or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class I-A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-1 and Exhibit C hereto.

            Class I-A-1 Certificateholder: The registered holder of a Class I-A-1 Certificate.

            Class I-A-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-2 and Exhibit C hereto.

            Class I-A-2 Certificateholder: The registered holder of a Class I-A-2 Certificate.

            Class I-A-2 Interest Accrual Amount: As to any Distribution Date,
(i) the product of (A) 1/12th of the Class A Pass-Through Rate for the Class I-A-2 Certificates and (B) the Notional Amount as of such Distribution Date minus (ii) the sum of (A) the Group I-A Interest Percentage of the Class I-A-2 Certificates of the interest portion of any Realized Losses allocated to the Group I-A Certificates on or after the applicable Subordination Depletion Date pursuant to Section 4.02(c) and (B) the Group I-A Interest Percentage of the Class I-A-2 Certificates of any Non-Supported Interest Shortfall or Relief Act Shortfall allocated to the Group I-A Certificates with respect to such Distribution Date.

            Class I-A-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-3 and Exhibit C hereto.

            Class I-A-3 Certificateholder: The registered holder of a Class I-A-3 Certificate.

            Class I-A-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-4 and Exhibit C hereto.

            Class I-A-4 Certificateholder: The registered holder of a Class I-A-4 Certificate.

            Class I-A-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-5 and Exhibit C hereto.

            Class I-A-5 Certificateholder: The registered holder of a Class I-A-5 Certificate.

            Class I-A-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-6 and Exhibit C hereto.

            Class I-A-6 Certificateholder: The registered holder of a Class I-A-6 Certificate.

            Class I-A-7 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-7 and Exhibit C hereto.

            Class I-A-7 Certificateholder: The registered holder of a Class I-A-7 Certificate.

            Class I-A-8 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-8 and Exhibit C hereto.

            Class I-A-8 Certificateholder: The registered holder of a Class I-A-8 Certificate.

            Class I-A-9 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-9 and Exhibit C hereto.

            Class I-A-9 Certificateholder: The registered holder of a Class I-A-9 Certificate.

            Class I-A-10 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-10 and Exhibit C hereto.

            Class I-A-10 Certificateholder: The registered holder of a Class I-A-10 Certificate.

            Class I-A-11 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-11 and Exhibit C hereto.

            Class I-A-11 Certificateholder: The registered holder of a Class I-A-11 Certificate.

            Class I-A-11 Loss Amount: With respect to any Determination Date after the applicable Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-11 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-12 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-12 and Exhibit C hereto.

            Class I-A-12 Certificateholder: The registered holder of a Class I-A-12 Certificate.

            Class I-A-13 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-13 and Exhibit C hereto.

            Class I-A-13 Certificateholder: The registered holder of a Class I-A-13 Certificate.

            Class I-A-14 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-14 and Exhibit C hereto.

            Class I-A-14 Certificateholder: The registered holder of a Class I-A-14 Certificate.

            Class I-A-14 Loss Amount: With respect to any Determination Date after the applicable Subordination Depletion Date, the amount, if any, by which the Principal Balance of the Class I-A-14 Certificates would be reduced as a result of the application of the third sentence of the definition of Principal Balance.

            Class I-A-15 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-15 and Exhibit C hereto.

            Class I-A-15 Certificateholder: The registered holder of a Class I-A-15 Certificate.

            Class I-A-15 Loss Allocation Amount: With respect to any Determination Date after the applicable Subordination Depletion Date the lesser of (a) the Principal Balance of the Class I-A-15 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-15 Loss Allocation Amount and (b) the Class I-A-14 Loss Amount.

            Class I-A-16 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-16 and Exhibit C hereto.

            Class I-A-16 Certificateholder: The registered holder of a Class I-A-16 Certificate.

            Class I-A-16 Loss Allocation Amount: With respect to any Determination Date after the applicable Subordination Depletion Date the lesser of (a) the Principal Balance of the Class I-A-16 Certificates with respect to such Determination Date prior to any reduction for the Class I-A-16 Loss Allocation Amount and (b) the Class I-A-11 Loss Amount.

            Class I-A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-A-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-A-LR Certificate: The Certificate executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-LR and Exhibit C hereto.

            Class I-A-LR Certificateholder: The registered holder of the Class I-A-LR Certificate.

            Class I-A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-A-LUR Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Group I Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Group I Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date occurs over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Class I-A-PO Recovery for such Distribution Date.

            Class I-A-PO Recovery: As to any Distribution Date prior to the applicable Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for the Class I-A-PO Component for such Distribution Date (calculated without regard to the Class I-A-PO Recovery for such Distribution
Date) and (b) an amount equal to the sum as to each Group I Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Group I Mortgage Loan and (y) the amount of the Recovery with respect to such Group I Mortgage Loan. As to any Distribution Date on or after the applicable Subordination Depletion Date, the amount determined in accordance with clause
(b) above.

            Class I-A-R Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-A-R and Exhibit C hereto.

            Class I-A-R Certificateholder: The registered holder of the Class I-A-R Certificate.

            Class II-A-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-A-1 and Exhibit C hereto.

            Class II-A-1 Certificateholder: The registered holder of a Class II-A-1 Certificate.

            Class II-A-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-A-LPO Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-A-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Group II Mortgage Loan;

            (ii) all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Scheduled Principal Balance of each Group II Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date occurs over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Class II-A-PO Recovery for such Distribution Date.

            Class II-A-PO Recovery: As to any Distribution Date prior to the applicable Subordination Depletion Date, the lesser of (a) the Class A-PO Deferred Amount for the Class II-A-PO Component for such Distribution Date (calculated without regard to the Class II-A-PO Recovery for such Distribution
Date) and (b) an amount equal to the sum as to each Group II Mortgage Loan as to which there has been a Recovery during the Applicable Unscheduled Principal Receipt Period, of the product of (x) the PO Fraction with respect to such Group II Mortgage Loan and (y) the amount of the Recovery with respect to such Group II Mortgage Loan. As to any Distribution Date on or after the applicable Subordination Depletion Date, the amount determined in accordance with clause
(b) above.

            Class A Certificate: Any of the Group I-A Certificates or Group II-A Certificates.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A-PO Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit A-PO and Exhibit C hereto.

            Class A-PO Certificateholder: The registered holder of a Class A-PO Certificate.

            Class A-PO Deferred Amount: For a Group and any Distribution Date prior to the applicable Subordination Depletion Date, the difference between (A) the sum of (x) the amount by which the sum of the Class A-PO Optimal Principal Amount for such Group for all prior Distribution Dates exceeded the amounts distributed on the Class A-PO Certificates with respect to the Component of such Group on such prior Distribution Dates pursuant to Paragraph third clause (A) or clause (B), as applicable, of Section 4.01(a)(i) and (y) the sum of the product for each Discount Mortgage Loan in the related Loan Group which became a Liquidated Loan at any time on or prior to the last day of the Applicable Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts for the current Distribution Date of (a) the PO Fraction for such Discount Mortgage Loan and (b) an amount equal to the principal portion of Realized Losses (other than Bankruptcy Losses due to Debt Service Reductions) incurred with respect to such Discount Mortgage Loan and (B) the sum of (x) the sum of such Component's PO Recoveries for such Distribution Date and prior Distribution Dates and (y) amounts distributed on the Class A-PO Certificates with respect to such Component for such Group on prior Distribution Dates pursuant to Paragraph fourth clause (A) or clause (B), as applicable, of Section 4.01(a)(i). On and after the applicable Subordination Depletion Date, the Class A-PO Deferred Amount for each Group will be zero. No interest will accrue on any Class A-PO Deferred Amount.

            Class A Pass-Through Rate: As to the Class I-A-1 Certificates, 4.250% per annum. As to the Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-R and Class I-A-LR Certificates, 5.250% per annum. As to the Class II-A-1 Certificates, 4.750% per annum. The Class A-PO Certificates are not entitled to interest and do not have Class A Pass-Through Rates.

            Class A Unpaid Interest Shortfall: For a Group, as to any Distribution Date and any Class of Class A Certificates of such Group, the amount, if any, by which the aggregate of the Group I-A Interest Shortfall Amounts or Group II-A Interest Shortfall Amounts, as applicable, for such Class (or in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause (ii) of the definition thereof) for prior Distribution Dates is in excess of the amounts distributed in respect of such Class on prior Distribution Dates pursuant to Paragraph second clause (A) or (B), as applicable, of Section 4.01(a)(i).

            Class I-B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-1 and Exhibit C hereto.

            Class I-B-1 Certificateholder: The registered holder of a Class I-B-1 Certificate.

            Class I-B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-1 Certificates pursuant to Paragraphs fifth clause (A), sixth clause (A) and seventh clause (A) of Section 4.01(a)(i).

            Class I-B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-1 Certificates on such Distribution Date pursuant to Paragraph fifth clause (A) of Section 4.01(a)(i).

            Class I-B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-1 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-1 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-1 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-1 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-1 Optimal Principal Amount will equal the lesser of (A) the Class I-B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-1 Certificates.

            Class I-B-1 Principal Balance: As to the first Determination Date, the Original Class I-B-1 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh clause (A) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class I-B-1 Certificates are the most subordinate Group I-B Certificates outstanding, the Class I-B-1 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the Group I-A Principal Balance as of such Determination Date.

            Class I-B-1 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-1 Certificates pursuant to Paragraph seventh clause (A) of Section 4.01(a)(i).

            Class I-B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth clause (A) of Section 4.01(a)(i).

            Class I-B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-2 and Exhibit C hereto.

            Class I-B-2 Certificateholder: The registered holder of a Class I-B-2 Certificate.

            Class I-B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-2 Certificates pursuant to Paragraphs eighth clause (A), ninth clause (A) and tenth clause (A) of Section 4.01(a)( i).

            Class I-B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-2 Certificates on such Distribution Date pursuant to Paragraph eighth clause (A) of Section 4.01(a)(i).

            Class I-B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-2 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-2 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-2 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-2 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-2 Optimal Principal Amount will equal the lesser of (A) the Class I-B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-2 Certificates.

            Class I-B-2 Principal Balance: As to the first Determination Date, the Original Class I-B-2 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth clause (A) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class I-B-2 Certificates are the most subordinate Group I-B Certificates outstanding, the Class I-B-2 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group I-A Principal Balance and the Class I-B-1 Principal Balance as of such Determination Date.

            Class I-B-2 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-2 Certificates pursuant to Paragraph tenth clause (A) of Section 4.01(a)(i).

            Class I-B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth clause (A) of Section 4.01(a)(i).

            Class I-B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-3 and Exhibit C hereto.

            Class I-B-3 Certificateholder: The registered holder of a Class I-B-3 Certificate.

            Class I-B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-3 Certificates pursuant to Paragraphs eleventh clause (A), twelfth clause (A) and thirteenth clause (A) of
Section 4.01(a)(i).

            Class I-B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh clause (A) of Section 4.01(a)(i).

            Class I-B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-3 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-3 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-3 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-3 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-3 Optimal Principal Amount will equal the lesser of (A) the Class I-B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-3 Certificates.

            Class I-B-3 Principal Balance: As to the first Determination Date, the Original Class I-B-3 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth clause (A) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class I-B-3 Certificates are the most subordinate Group I-B Certificates outstanding, the Class I-B-3 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group I-A Principal Balance, the Class I-B-1 Principal Balance and the Class I-B-2 Principal Balance as of such Determination Date.

            Class I-B-3 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-3 Certificates pursuant to Paragraph thirteenth clause (A) of Section 4.01(a)(i).

            Class I-B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth clause (A) of Section 4.01(a)(i).

            Class I-B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-4 and Exhibit C hereto.

            Class I-B-4 Certificateholder: The registered holder of a Class I-B-4 Certificate.

            Class I-B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-4 Certificates pursuant to Paragraphs fourteenth clause (A), fifteenth clause (A) and sixteenth clause (A) of Section 4.01(a)(i).

            Class I-B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class I-B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-4 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-4 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-4 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-4 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-4 Optimal Principal Amount will equal the lesser of (A) the Class I-B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-4 Certificates.

            Class I-B-4 Principal Balance: As to the first Determination Date, the Original Class I-B-4 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth clause (A) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class I-B-4 Certificates are the most subordinate Group I-B Certificates outstanding, the Class I-B-4 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group I-A Principal Balance, the Class I-B-1 Principal Balance, the Class I-B-2 Principal Balance and the Class I-B-3 Principal Balance as of such Determination Date.

            Class I-B-4 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-4 Certificates pursuant to Paragraph sixteenth clause (A) of Section 4.01(a)(i).

            Class I-B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth clause (A) of Section 4.01(a)(i).

            Class I-B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-5 and Exhibit C hereto.

            Class I-B-5 Certificateholder: The registered holder of a Class I-B-5 Certificate.

            Class I-B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-5 Certificates pursuant to Paragraphs seventeenth clause (A), eighteenth clause (A) and nineteenth clause
(A) of Section 4.01(a)(i).

            Class I-B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth clause (A) of Section 4.01(a)(i).

            Class I-B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-5 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-5 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-5 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-5 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-5 Optimal Principal Amount will equal the lesser of (A) the Class I-B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-5 Certificates.

            Class I-B-5 Principal Balance: As to the first Determination Date, the Original Class I-B-5 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth clause (A) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class I-B-5 Certificates are the most subordinate Group I-B Certificates outstanding, the Class I-B-5 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group I-A Principal Balance, the Class I-B-1 Principal Balance, the Class I-B-2 Principal Balance, the Class I-B-3 Principal Balance and the Class I-B-4 Principal Balance as of such Determination Date.

            Class I-B-5 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-5 Certificates pursuant to Paragraph nineteenth clause (A) of Section 4.01(a)(i).

            Class I-B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth clause (A) of Section 4.01(a)(i).

            Class I-B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit I-B-6 and Exhibit C hereto.

            Class I-B-6 Certificateholder: The registered holder of a Class I-B-6 Certificate.

            Class I-B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-6 Certificates pursuant to Paragraphs twentieth clause (A), twenty-first clause (A) and twenty-second clause (A) of Section 4.01(a)(i).

            Class I-B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class I-B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class I-B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth clause (A) of Section 4.01(a)(i).

            Class I-B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group I Mortgage Loan and (y) the sum of:

            (i) the Group I Class I-B-6 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I Class I-B-6 Prepayment Percentage (with respect to each such Group I Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group I Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I Class I-B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I Class I-B-6 Percentage of the excess of the unpaid principal balance of such Group I Mortgage Loan substituted for a Group I Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group I Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group I Mortgage Loan; and

      (II) the Group I Class I-B-6 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class I-B-6 Optimal Principal Amount will equal the lesser of (A) the Class I-B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class I-B-6 Certificates.

            Class I-B-6 Principal Balance: As to the first Determination Date, the Original Class I-B-6 Principal Balance. As of any subsequent Determination Date, the Original Class I-B-6 Principal Balance less the sum of all amounts previously distributed in respect of the Class I-B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second clause (A) of Section 4.01(a)(i); provided, however, if the Class I-B-6 Certificates are outstanding, the Class I-B-6 Principal Balance will equal the difference, if any, between the Group I Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group I-A Principal Balance, the Class I-B-1 Principal Balance, the Class I-B-2 Principal Balance, the Class I-B-3 Principal Balance, the Class I-B-4 Principal Balance and the Class I-B-5 Principal Balance as of such Determination Date.

            Class I-B-6 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class I-B-6 Certificates pursuant to Paragraph twenty-second clause (A) of Section 4.01(a)(i).

            Class I-B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class I-B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class I-B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first clause (A) of Section 4.01(a)(i).

            Class I-B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class I-B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-1 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-1 and Exhibit C hereto.

            Class II-B-1 Certificateholder: The registered holder of a Class II-B-1 Certificate.

            Class II-B-1 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-1 Certificates pursuant to Paragraphs fifth clause (B), sixth clause (B) and seventh clause (B) of Section 4.01(a)(i).

            Class II-B-1 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-1 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-1 Certificates on such Distribution Date pursuant to Paragraph fifth clause (B) of Section 4.01(a)(i).

            Class II-B-1 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-1 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-1 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-1 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-1 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-1 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-1 Optimal Principal Amount will equal the lesser of (A) the Class II-B-1 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-1 Certificates.

            Class II-B-1 Principal Balance: As to the first Determination Date, the Original Class II-B-1 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-1 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-1 Certificates on prior Distribution Dates (A) pursuant to Paragraph seventh clause (B) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class II-B-1 Certificates are the most subordinate Group II-B Certificates outstanding, the Class II-B-1 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the Group II-A Principal Balance as of such Determination Date.

            Class II-B-1 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-1 Certificates pursuant to Paragraph seventh clause (B) of Section 4.01(a)(i).

            Class II-B-1 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-1 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-1 Certificates on prior Distribution Dates pursuant to Paragraph sixth clause (B) of Section 4.01(a)(i).

            Class II-B-2 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-2 and Exhibit C hereto.

            Class II-B-2 Certificateholder: The registered holder of a Class II-B-2 Certificate.

            Class II-B-2 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-2 Certificates pursuant to Paragraphs eighth clause (B), ninth clause (B) and tenth clause (B) of Section 4.01(a)( i).

            Class II-B-2 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-2 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-2 Certificates on such Distribution Date pursuant to Paragraph eighth clause (B) of Section 4.01(a)(i).

            Class II-B-2 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-2 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-2 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-2 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-2 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-2 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-2 Optimal Principal Amount will equal the lesser of (A) the Class II-B-2 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-2 Certificates.

            Class II-B-2 Principal Balance: As to the first Determination Date, the Original Class II-B-2 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-2 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-2 Certificates on prior Distribution Dates (A) pursuant to Paragraph tenth clause (B) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class II-B-2 Certificates are the most subordinate Group II-B Certificates outstanding, the Class II-B-2 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group II-A Principal Balance and the Class II-B-1 Principal Balance as of such Determination Date.

            Class II-B-2 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-2 Certificates pursuant to Paragraph tenth clause (B) of Section 4.01(a)(i).

            Class II-B-2 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-2 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-2 Certificates on prior Distribution Dates pursuant to Paragraph ninth clause (B) of Section 4.01(a)(i).

            Class II-B-3 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-3 and Exhibit C hereto.

            Class II-B-3 Certificateholder: The registered holder of a Class II-B-3 Certificate.

            Class II-B-3 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-3 Certificates pursuant to Paragraphs eleventh clause (B), twelfth clause (B) and thirteenth clause (B) of
Section 4.01(a)(i).

            Class II-B-3 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-3 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-3 Certificates on such Distribution Date pursuant to Paragraph eleventh clause (B) of Section 4.01(a)(i).

            Class II-B-3 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-3 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-3 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-3 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-3 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-3 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-3 Optimal Principal Amount will equal the lesser of (A) the Class II-B-3 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-3 Certificates.

            Class II-B-3 Principal Balance: As to the first Determination Date, the Original Class II-B-3 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-3 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-3 Certificates on prior Distribution Dates (A) pursuant to Paragraph thirteenth clause (B) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class II-B-3 Certificates are the most subordinate Group II-B Certificates outstanding, the Class II-B-3 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group II-A Principal Balance, the Class II-B-1 Principal Balance and the Class II-B-2 Principal Balance as of such Determination Date.

            Class II-B-3 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-3 Certificates pursuant to Paragraph thirteenth clause (B) of Section 4.01(a)(i).

            Class II-B-3 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-3 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-3 Certificates on prior Distribution Dates pursuant to Paragraph twelfth clause (B) of Section 4.01(a)(i).

            Class II-B-4 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-4 and Exhibit C hereto.

            Class II-B-4 Certificateholder: The registered holder of a Class II-B-4 Certificate.

            Class II-B-4 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-4 Certificates pursuant to Paragraphs fourteenth clause (B), fifteenth clause (B) and sixteenth clause (B) of Section 4.01(a)(i).

            Class II-B-4 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-4 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-4 Certificates on such Distribution Date pursuant to Paragraph fourteenth of Section 4.01(a)(i).

            Class II-B-4 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-4 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-4 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-4 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-4 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-4 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-4 Optimal Principal Amount will equal the lesser of (A) the Class II-B-4 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-4 Certificates.

            Class II-B-4 Principal Balance: As to the first Determination Date, the Original Class II-B-4 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-4 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-4 Certificates on prior Distribution Dates (A) pursuant to Paragraph sixteenth clause (B) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class II-B-4 Certificates are the most subordinate Group II-B Certificates outstanding, the Class II-B-4 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group II-A Principal Balance, the Class II-B-1 Principal Balance, the Class II-B-2 Principal Balance and the Class II-B-3 Principal Balance as of such Determination Date.

            Class II-B-4 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-4 Certificates pursuant to Paragraph sixteenth clause (B) of Section 4.01(a)(i).

            Class II-B-4 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-4 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-4 Certificates on prior Distribution Dates pursuant to Paragraph fifteenth clause (B) of Section 4.01(a)(i).

            Class II-B-5 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-5 and Exhibit C hereto.

            Class II-B-5 Certificateholder: The registered holder of a Class II-B-5 Certificate.

            Class II-B-5 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-5 Certificates pursuant to Paragraphs seventeenth clause (B), eighteenth clause (B) and nineteenth clause
(B) of Section 4.01(a)(i).

            Class II-B-5 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-5 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-5 Certificates on such Distribution Date pursuant to Paragraph seventeenth clause (B) of Section 4.01(a)(i).

            Class II-B-5 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-5 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-5 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-5 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-5 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-5 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-5 Optimal Principal Amount will equal the lesser of (A) the Class II-B-5 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-5 Certificates.

            Class II-B-5 Principal Balance: As to the first Determination Date, the Original Class II-B-5 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-5 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-5 Certificates on prior Distribution Dates (A) pursuant to Paragraph nineteenth clause (B) of Section 4.01(a)(i) and (B) as a result of a Principal Adjustment; provided, however, if the Class II-B-5 Certificates are the most subordinate Group II-B Certificates outstanding, the Class II-B-5 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group II-A Principal Balance, the Class II-B-1 Principal Balance, the Class II-B-2 Principal Balance, the Class II-B-3 Principal Balance and the Class II-B-4 Principal Balance as of such Determination Date.

            Class II-B-5 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-5 Certificates pursuant to Paragraph nineteenth clause (B) of Section 4.01(a)(i).

            Class II-B-5 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-5 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-5 Certificates on prior Distribution Dates pursuant to Paragraph eighteenth clause (B) of Section 4.01(a)(i).

            Class II-B-6 Certificate: Any one of the Certificates executed by the Trustee and authenticated by the Trustee or the Authenticating Agent in substantially the form set forth in Exhibit II-B-6 and Exhibit C hereto.

            Class II-B-6 Certificateholder: The registered holder of a Class II-B-6 Certificate.

            Class II-B-6 Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-6 Certificates pursuant to Paragraphs twentieth clause (B), twenty-first clause (B) and twenty-second clause (B) of Section 4.01(a)(i).

            Class II-B-6 Interest Shortfall Amount: As to any Distribution Date, any amount by which the Interest Accrual Amount of the Class II-B-6 Certificates with respect to such Distribution Date exceeds the amount distributed in respect of the Class II-B-6 Certificates on such Distribution Date pursuant to Paragraph twentieth clause (B) of Section 4.01(a)(i).

            Class II-B-6 Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Group II Mortgage Loan and (y) the sum of:

            (i) the Group II Class II-B-6 Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II Class II-B-6 Prepayment Percentage (with respect to each such Group II Mortgage Loan) of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Group II Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II Class II-B-6 Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II Class II-B-6 Percentage of the excess of the unpaid principal balance of such Group II Mortgage Loan substituted for a Group II Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Group II Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Group II Mortgage Loan; and

      (II) the Group II Class II-B-6 Prepayment Percentage of the Non-PO Recovery for such Loan Group for such Distribution Date;

provided, however, that if an Optimal Adjustment Event occurs with respect to such Class and such Distribution Date, the Class II-B-6 Optimal Principal Amount will equal the lesser of (A) the Class II-B-6 Optimal Principal Amount calculated as described in the preceding provisions and (B) the Adjusted Principal Balance for the Class II-B-6 Certificates.

            Class II-B-6 Principal Balance: As to the first Determination Date, the Original Class II-B-6 Principal Balance. As of any subsequent Determination Date, the Original Class II-B-6 Principal Balance less the sum of all amounts previously distributed in respect of the Class II-B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-second clause (B) of Section 4.01(a)(i); provided, however, if the Class II-B-6 Certificates are outstanding, the Class II-B-6 Principal Balance will equal the difference, if any, between the Group II Adjusted Pool Amount as of the preceding Distribution Date less the sum of the Group II-A Principal Balance, the Class II-B-1 Principal Balance, the Class II-B-2 Principal Balance, the Class II-B-3 Principal Balance, the Class II-B-4 Principal Balance and the Class II-B-5 Principal Balance as of such Determination Date.

            Class II-B-6 Principal Distribution Amount: As to any Distribution Date, any amount distributable to the Holders of the Class II-B-6 Certificates pursuant to Paragraph twenty-second clause (B) of Section 4.01(a)(i).

            Class II-B-6 Unpaid Interest Shortfall: As to any Distribution Date, the amount, if any, by which the aggregate of the Class II-B-6 Interest Shortfall Amounts for prior Distribution Dates is in excess of the amounts distributed in respect of the Class II-B-6 Certificates on prior Distribution Dates pursuant to Paragraph twenty-first clause (B) of Section 4.01(a)(i).

            Class II-B-L1 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-L2 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-L3 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-L4 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-L5 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class II-B-L6 Interest: A regular interest in the Lower-Tier REMIC which is held as an asset of the Upper-Tier REMIC and is entitled to monthly distributions as provided in Section 4.01(a)(ii) hereof.

            Class B Certificate: Any one of the Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class I-B-4 Certificates, Class I-B-5 Certificates, Class I-B-6 Certificates, Class II-B-1 Certificates, Class II-B-2 Certificates, Class II-B-3 Certificates, Class II-B-4 Certificates, Class II-B-5 Certificates or Class II-B-6 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: Any of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 or Class II-B-6 Distribution Amounts.

            Class B Interest Accrual Amount: For a Group, as to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates of such Group with respect to such Distribution Date.

            Class B Interest Percentage: For a Group, as to any Distribution Date and any Class of Class B Certificates of such Group, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount for such Group (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Interest Shortfall Amount: Any of the Class I-B-1 Interest Shortfall Amount, Class I-B-2 Interest Shortfall Amount, Class I-B-3 Interest Shortfall Amount, Class I-B-4 Interest Shortfall Amount, Class I-B-5 Interest Shortfall Amount, Class I-B-6 Interest Shortfall Amount, Class II-B-1 Interest Shortfall Amount, Class II-B-2 Interest Shortfall Amount, Class II-B-3 Interest Shortfall Amount, Class II-B-4 Interest Shortfall Amount, Class II-B-5 Interest Shortfall Amount or Class II-B-6 Interest Shortfall Amount.

            Class B Optimal Principal Amount: Any of the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 or Class II-B-6 Optimal Principal Amounts.

            Class B Pass-Through Rate: With respect to any Distribution Date, a per annum rate equal to 5.250% for the Group I-B Certificates and 4.750% for the Group II-B Certificates.

            Class B Unpaid Interest Shortfall: Any of the Class I-B-1 Unpaid Interest Shortfall, Class I-B-2 Unpaid Interest Shortfall, Class I-B-3 Unpaid Interest Shortfall, Class I-B-4 Unpaid Interest Shortfall, Class I-B-5 Unpaid Interest Shortfall, Class I-B-6 Unpaid Interest Shortfall, Class II-B-1 Unpaid Interest Shortfall, Class II-B-2 Unpaid Interest Shortfall, Class II-B-3 Unpaid Interest Shortfall, Class II-B-4 Unpaid Interest Shortfall, Class II-B-5 Unpaid Interest Shortfall or Class II-B-6 Unpaid Interest Shortfall.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.16.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Compensating Interest: With respect to any Distribution Date and each Group, the lesser of (a) the aggregate Prepayment Interest Shortfall on the Mortgage Loans in the related Loan Group for such Distribution Date, (b) the product of (i) 1/12th of 0.20% and (ii) the Pool Scheduled Principal Balance of the Mortgage Loans in the related Loan Group for such Distribution Date and (c) the Available Master Servicing Compensation with respect to such Loan Group for such Distribution Date.

            Component: Each of the Class I-A-PO Component or Class II-A-PO Component.

            Co-op Shares: Shares issued by private non-profit housing corporations.

            Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, at the date of the execution of this instrument, is located at 401 South Tryon Street, Charlotte, North Carolina 28288.

            Corresponding Upper-Tier Class, Classes or Components: As to the following Uncertificated Lower-Tier Interests, the Corresponding Upper-Tier Class, Classes or Components as follows:

                                     Corresponding Upper-Tier Class, Classes or
Uncertificated Lower-Tier Interest   Components
----------------------------------   -------------------------------------------

Class  I-A-L1 Interest               Class I-A-1 Certificates and Class I-A-2
                                     Certificates

Class  I-A-L3 Interest               Class I-A-3 Certificates, Class I-A-4
                                     Certificates, Class I-A-5 Certificates,
                                     Class I-A-6 Certificates, Class I-A-7
                                     Certificates, Class I-A-8 Certificates,
                                     Class I-A-9 Certificates, Class I-A-10
                                     Certificates, Class I-A-11 Certificates,
                                     Class I-A-12 Certificates, Class I-A-13
                                     Certificates, Class I-A-14 Certificates,
                                     Class I-A-15 Certificates and Class I-A-16
                                     Certificates

Class I-A-LPO Interest               Class I-A-PO Component

Class II-A-LPO Interest              Class II-A-PO Component

Class II-A-L1 Interest               Class II-A-1 Certificates

Class I-A-LUR Interest               Class I-A-R Certificate

Class I-B-L1 Interest                Class  I-B-1 Certificates

Class I-B-L2 Interest                Class  I-B-2 Certificates

Class I-B-L3 Interest                Class  I-B-3 Certificates

Class I-B-L4 Interest                Class  I-B-4 Certificates

Class I-B-L5 Interest                Class  I-B-5 Certificates

Class I-B-L6 Interest                Class  I-B-6 Certificates

Class II-B-L1 Interest               Class II-B-1 Certificates

Class II-B-L2 Interest               Class II-B-2 Certificates

Class II-B-L3 Interest               Class II-B-3 Certificates

Class II-B-L4 Interest               Class II-B-4 Certificates

Class II-B-L5 Interest               Class II-B-5 Certificates

Class II-B-L6 Interest               Class II-B-6 Certificates

            Current Class B Interest Distribution Amount: For a Group as to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates of such Group pursuant to Paragraphs fifth, eighth, eleventh, fourteenth, seventeenth and twentieth clause (A) or (B), as applicable of
Section 4.01(a)(i) on such Distribution Date.

            Current Class I-B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates by the sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance. As to the first Distribution Date, the Original Class I-B-1 Fractional Interest.

            Current Class I-B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates by the sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance. As to the first Distribution Date, the Original Class I-B-2 Fractional Interest.

            Current Class I-B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates by the sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance. As to the first Distribution Date, the Original Class I-B-3 Fractional Interest.

            Current Class I-B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class I-B-5 and Class I-B-6 Certificates by the sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance. As to the first Distribution Date, the Original Class I-B-4 Fractional Interest.

            Current Class I-B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class I-B-6 Certificates by the sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance. As to the first Distribution Date, the Original Class I-B-5 Fractional Interest.

            Current Class II-B-1 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates by the sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance. As to the first Distribution Date, the Original Class II-B-1 Fractional Interest.

            Current Class II-B-2 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates by the sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance. As to the first Distribution Date, the Original Class II-B-2 Fractional Interest.

            Current Class II-B-3 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class II-B-4, Class II-B-5 and Class II-B-6 Certificates by the sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance. As to the first Distribution Date, the Original Class II-B-3 Fractional Interest.

            Current Class II-B-4 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the sum of the Principal Balances of the Class II-B-5 and Class II-B-6 Certificates by the sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance. As to the first Distribution Date, the Original Class II-B-4 Fractional Interest.

            Current Class II-B-5 Fractional Interest: As to any Distribution Date subsequent to the first Distribution Date, the percentage obtained by dividing the Principal Balance of the Class II-B-6 Certificates by the sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance. As to the first Distribution Date, the Original Class II-B-5 Fractional Interest.

            Current Group I-A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Group I-A Certificates pursuant to Paragraph first clause (A) of Section 4.01(a)(i) on such Distribution Date.

            Current Group II-A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Group II-A Certificates pursuant to Paragraph first clause (B) of Section 4.01(a)(i) on such Distribution Date.

            Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Prepayment in Full.

            Curtailment Interest Shortfall: On any Distribution Date with respect to a Group I or Group II Mortgage Loan which was the subject of a
Curtailment:

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Curtailment is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Curtailment is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Curtailment from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Curtailment is received.

            Custodial Agreement: The Custodial Agreement, dated as of July 30, 2003, among the Custodian, the Seller, the Master Servicer and the Trustee, which agreement is attached hereto as Exhibit E, as the same may be amended or modified from time to time in accordance with the terms thereof.

            Custodial P&I Account: The Custodial P&I Account, as defined in each of the Servicing Agreements, with respect to the Mortgage Loans. In determining whether the Custodial P&I Account under any Servicing Agreement is "acceptable" to the Master Servicer (as may be required by the definition of "Eligible Account" contained in the Servicing Agreements), the Master Servicer shall require that any such account shall be acceptable to each of the Rating Agencies.

            Custodian: Wells Fargo Bank Minnesota, National Association, or its successor in interest under the Custodial Agreement.

            Cut-Off Date: The first day of the month of initial issuance of the Certificates as set forth in Section 11.01.

            Cut-Off Date Aggregate Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans as is set forth in Section 11.02.

            Cut-Off Date Principal Balance: As to each Mortgage Loan, its unpaid principal balance as of the close of business on the Cut-Off Date (but without giving effect to any Unscheduled Principal Receipts received or applied on the Cut-Off Date), reduced by all payments of principal due on or before the Cut-Off Date and not paid, and increased by scheduled monthly payments of principal due after the Cut-Off Date but received by the related Servicer on or before the Cut-Off Date.

            Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

            Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then-outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that results in a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate (other than the Class I-A-2 Certificates) representing the principal portion of the Cut-Off Date Aggregate Principal Balance evidenced by such Certificate. As to the Class I-A-2 Certificates, the amount specified on the face of each such Certificate representing the portion of the Original Notional Amount.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Discount Mortgage Loan: A Group I Discount Mortgage Loan or Group II Discount Mortgage Loan.

            Distribution Date: The 25th day of any month, beginning in the month following the month of initial issuance of the Certificates, or if such 25th day is not a Business Day, the Business Day following such 25th day.

            Due Date: With respect to any Mortgage Loan, the day of the month in which the Monthly Payment on such Mortgage Loan is scheduled to be paid.

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Master Servicer) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each of the Rating Agencies, (ii) the deposits in which are fully insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund, (iii) the deposits in which are insured by the FDIC through either the Bank Insurance Fund or the Savings Association Insurance Fund (to the limit established by the FDIC) and the uninsured deposits in which accounts are otherwise secured, as evidenced by an Opinion of Counsel delivered to the Trustee, such that the Trustee, on behalf of the Certificateholders has a claim with respect to the funds in such accounts or a perfected first security interest against any collateral securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such accounts are maintained, (iv) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (v) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as two separate REMICs or result in the imposition of any federal tax on either of the Upper-Tier REMIC or the Lower-Tier REMIC.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by either Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by either Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or any affiliate of the Trustee or for which the Trustee or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Errors and Omissions Policy: As defined in each of the Servicing Agreements.

            Event of Default: Any of the events specified in Section 7.01.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Fidelity Bond: As defined in each of the Servicing Agreements.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Group I-A Certificates and Group I-B Certificates and the Class A-PO Certificates is August 25, 2033, which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended. The Final Scheduled Maturity Date for each Class of Group II-A Certificates and Group II-B Certificates is August 25, 2018.

            Fitch: Fitch Ratings, or its successor in interest.

            Fixed Retained Yield: The fixed percentage of interest on each Mortgage Loan with a Mortgage Interest Rate greater than (i) for the Group I Mortgage Loans, the sum of (a) 5.250%, (b) the applicable Servicing Fee Rate and
(c) the Master Servicing Fee Rate and (ii) for the Group II Mortgage Loans, the sum of (a) 4.750%, (b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate, which will be determined on a loan by loan basis and will equal the Mortgage Interest Rate on each Mortgage Loan minus the rate described in Clause (i) or (ii), as applicable, which is not assigned to and not part of the Trust Estate.

            Fixed Retained Yield Rate: With respect to each Mortgage Loan, a per annum rate equal to the greater of (a) zero and (b) the Mortgage Interest Rate on such Mortgage Loan minus (i) for the Group I Mortgage Loans, the sum of (a) 5.250%, (b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate and (ii) for the Group II Mortgage Loans, the sum of (a) 4.750%, (b) the applicable Servicing Fee Rate and (c) the Master Servicing Fee Rate

            Full Unscheduled Principal Receipt: Any Unscheduled Principal Receipt with respect to a Mortgage Loan (i) in the amount of the outstanding principal balance of such Mortgage Loan and resulting in the full satisfaction of such Mortgage Loan or (ii) representing Liquidation Proceeds other than Partial Liquidation Proceeds.

            Group: Either of Group I or Group II.

            Group I: The Group I-A Certificates, Class I-A-PO Component and Group I-B Certificates.

            Group I Adjusted Pool Amount: With respect to any Distribution Date, the aggregate of the Cut-Off Date Principal Balances of the Group I Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Group I Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Group I Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group I Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group I Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans that are Group I Mortgage Loans: the product of (i) the PO Fraction for each such Group I Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus
(B) the sum of (x) all amounts in respect of principal received in respect of such Group I Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Group I Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group I Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group I Aggregate Non-PO Principal Balance: The sum of the Group I-A Non-PO Principal Balance and the Group I-B Principal Balance.

            Group I Class B Percentage: Any one of the Group I Class I-B-1 Percentage, Group I Class I-B-2 Percentage, Group I Class I-B-3 Percentage, Group I Class I-B-4 Percentage, Group I Class I-B-5 Percentage or Group I Class I-B-6 Percentage.

            Group I Class B Prepayment Percentage: Any of the Group I Class I-B-1 Prepayment Percentage, Group I Class I-B-2 Prepayment Percentage, Group I Class I-B-3 Prepayment Percentage, Group I Class I-B-4 Prepayment Percentage, Group I Class I-B-5 Prepayment Percentage or Group I Class I-B-6 Prepayment Percentage.

            Group I Class I-B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group I Subordinated Percentage by either (i) if any Group I-B Certificates (other than the Class I-B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class I-B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Group I-B Certificates (other than the Class I-B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group I Class I-B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group I Subordinated Prepayment Percentage by either (i) if any Group I-B Certificates (other than the Class I-B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class I-B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Group I-B Certificates (other than the Class I-B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group I Class I-B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class I-B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-2 Percentage for such Distribution Date will be zero.

            Group I Class I-B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class I-B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-2 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class I-B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class I-B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-3 Percentage for such Distribution Date will be zero.

            Group I Class I-B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class I-B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-3 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class I-B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class I-B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-4 Percentage for such Distribution Date will be zero.

            Group I Class I-B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class I-B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-4 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class I-B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class I-B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-5 Percentage for such Distribution Date will be zero.

            Group I Class I-B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class I-B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-5 Prepayment Percentage for such Distribution Date will be zero.

            Group I Class I-B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Percentage by (ii) a fraction, the numerator of which is the Class I-B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-6 Percentage for such Distribution Date will be zero.

            Group I Class I-B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group I Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class I-B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group I-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class I-B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group I Class I-B-6 Prepayment Percentage for such Distribution Date will be zero.

            Group I Discount Mortgage Loan: A Group I Mortgage Loan with a Net Mortgage Interest Rate of less than 5.250%.

            Group I Mortgage Loans: Those Mortgage Loans listed on Exhibit F-1A, F-2 and F-3A attached hereto.

            Group I Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Group I Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group I Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Group I Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and
(ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group I Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Group I-A Certificates, Class I-A-PO Component and Group I-B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Group I Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Group I Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made with respect to Group I Mortgage Loans by a Servicer pursuant to the related Servicing Agreement or Periodic Advances with respect to Group I Mortgage Loans made by the Master Servicer or the Trustee pursuant to Section 3.03, (iii) any Reimbursement Amount as provided in Section 4.01(a) and (iv) all other amounts (including any Insurance Proceeds and Compensating Interest) with respect to a Group I Mortgage Loan required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest with respect to a Group I Mortgage Loan and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances with respect to a Group I Mortgage Loan by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Group I Mortgage Loan which represent (i) the Fixed Retained Yield, if any, (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest on Group I Mortgage Loans due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers with respect to Group I Mortgage Loans after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Group I Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Group I Mortgage Loan substituted for a Group I Mortgage Loan pursuant to Section 2.02, 2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Group I Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds with respect to any Group I Mortgage Loan which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Group I Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits in respect of Group I Mortgage Loans;

            (k) Month End Interest in respect of Group I Mortgage Loans; and

            (l) all amounts reimbursable to a Servicer for PMI Advances in respect of Group I Mortgage Loans.

            Group I Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balance of all Group I Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Group I Scheduled Principal Amount: The sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Group I-A Non-PO Optimal Principal Amount, but without such amount being multiplied by the Group I-A Percentage.

            Group I Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group I-A Percentage for such date.

            Group I Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group I-A Prepayment Percentage for such date.

            Group I Unscheduled Principal Amount: The sum for each outstanding Group I Mortgage Loan (including each defaulted Group I Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Group I-A Non-PO Optimal Principal Amount, but without such amount being multiplied by the applicable Group I-A Prepayment Percentage.

            Group II: The Group II-A Certificates, Class II-A-PO Component and Group II-B Certificates.

            Group II Adjusted Pool Amount: With respect to any Distribution Date, the aggregate of the Cut-Off Date Principal Balances of the Group II Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Group II Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (ii) the principal portion of all Liquidated Loan Losses incurred on such Group II Mortgage Loans for which the Liquidation Proceeds were received from the Cut-Off Date through the end of Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and
(iii) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group II Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group II Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans that are Group II Mortgage Loans: the product of (i) the PO Fraction for each such Group II Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus
(B) the sum of (x) all amounts in respect of principal received in respect of such Group II Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Unscheduled Principal Receipts and Substitution Principal Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates, (y) the principal portion of any Liquidated Loan Losses incurred on such Group II Mortgage Loans for which Liquidation Proceeds were received from the Cut-Off Date through the end of the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date and (z) the principal portion of all Bankruptcy Losses (other than Debt Service Reductions) incurred on the Group II Mortgage Loans from the Cut-Off Date through the end of the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Group II Aggregate Non-PO Principal Balance: The sum of the Group II-A Non-PO Principal Balance and the Group II-B Principal Balance.

            Group II Class B Percentage: Any one of the Group II Class II-B-1 Percentage, Group II Class II-B-2 Percentage, Group II Class II-B-3 Percentage, Group II Class II-B-4 Percentage, Group II Class II-B-5 Percentage or Group II Class II-B-6 Percentage.

            Group II Class B Prepayment Percentage: Any of the Group II Class II-B-1 Prepayment Percentage, Group II Class II-B-2 Prepayment Percentage, Group II Class II-B-3 Prepayment Percentage, Group II Class II-B-4 Prepayment Percentage, Group II Class II-B-5 Prepayment Percentage or Group II Class II-B-6 Prepayment Percentage.

            Group II Class II-B-1 Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group II Subordinated Percentage by either (i) if any Group II-B Certificates (other than the Class II-B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class II-B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Group II-B Certificates (other than the Class II-B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group II Class II-B-1 Prepayment Percentage: As to any Distribution Date, the percentage calculated by multiplying the Group II Subordinated Prepayment Percentage by either (i) if any Group II-B Certificates (other than the Class II-B-1 Certificates) are eligible to receive principal distributions for such Distribution Date in accordance with Section 4.01(d), a fraction, the numerator of which is the Class II-B-1 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d) or (ii) except as set forth in Section 4.01(d)(ii), in the event that the Group II-B Certificates (other than the Class II-B-1 Certificates) are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), one.

            Group II Class II-B-2 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class II-B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-2 Percentage for such Distribution Date will be zero.

            Group II Class II-B-2 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class II-B-2 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-2 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-2 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class II-B-3 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class II-B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-3 Percentage for such Distribution Date will be zero.

            Group II Class II-B-3 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class II-B-3 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-3 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-3 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class II-B-4 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class II-B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-4 Percentage for such Distribution Date will be zero.

            Group II Class II-B-4 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class II-B-4 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-4 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-4 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class II-B-5 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class II-B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-5 Percentage for such Distribution Date will be zero.

            Group II Class II-B-5 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class II-B-5 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-5 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-5 Prepayment Percentage for such Distribution Date will be zero.

            Group II Class II-B-6 Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Percentage by (ii) a fraction, the numerator of which is the Class II-B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-6 Percentage for such Distribution Date will be zero.

            Group II Class II-B-6 Prepayment Percentage: As to any Distribution Date, except as set forth in the next sentence, the percentage calculated by multiplying (i) the Group II Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class II-B-6 Principal Balance (determined as of the Determination Date preceding such Distribution Date) and the denominator of which is the sum of the Principal Balances of the Classes of Group II-B Certificates eligible to receive principal distributions for such Distribution Date in accordance with the provisions of Section 4.01(d). Except as set forth in Section 4.01(d)(ii), in the event that the Class II-B-6 Certificates are not eligible to receive distributions of principal in accordance with Section 4.01(d)(i), the Group II Class II-B-6 Prepayment Percentage for such Distribution Date will be zero.

            Group II Discount Mortgage Loan: A Group II Mortgage Loan with a Net Mortgage Interest Rate of less than 4.750%.

            Group II Mortgage Loans: Those Mortgage Loans listed on Exhibits F-1B and F-3B attached hereto.

            Group II Pool Balance (Non-PO Portion): As of any Distribution Date, the sum of the amounts for each Group II Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the Non-PO Fraction for such Mortgage Loan and (ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group II Pool Balance (PO Portion): As of any Distribution Date, the sum of the amounts for each Group II Mortgage Loan that is an Outstanding Mortgage Loan of the product of (i) the PO Fraction for such Mortgage Loan and
(ii) the Scheduled Principal Balance of such Mortgage Loan.

            Group II Pool Distribution Amount: As of any Distribution Date, the funds eligible for distribution to the Group II-A Certificates, Class II-A-PO Component and Group II-B Certificates on such Distribution Date, which shall be the sum of (i) all previously undistributed payments or other receipts on account of principal and interest on or in respect of the Group II Mortgage Loans (including, without limitation, the proceeds of any repurchase of a Group II Mortgage Loan by the Seller and any Substitution Principal Amount) received by the Master Servicer with respect to the applicable Remittance Date in the month of such Distribution Date and any Unscheduled Principal Receipts received by the Master Servicer on or prior to the Business Day preceding such Distribution Date, (ii) all Periodic Advances made with respect to Group II Mortgage Loans by a Servicer pursuant to the related Servicing Agreement or Periodic Advances with respect to Group II Mortgage Loans made by the Master Servicer or the Trustee pursuant to Section 3.03, (iii) any Reimbursement Amount as provided in Section 4.01(a) and (iv) all other amounts (including any Insurance Proceeds and Compensating Interest) with respect to a Group II Mortgage Loan required to be placed in the Certificate Account by the Servicer on or before the applicable Remittance Date or by the Master Servicer or the Trustee on or prior to the Distribution Date, but excluding the following:

            (a) amounts received as late payments of principal or interest with respect to a Group II Mortgage Loan and respecting which the Master Servicer or the Trustee has made one or more unreimbursed Periodic Advances;

            (b) the portion of Liquidation Proceeds used to reimburse any unreimbursed Periodic Advances with respect to a Group II Mortgage Loan by the Master Servicer or the Trustee;

            (c) those portions of each payment of interest on a particular Group II Mortgage Loan which represent (i) the Fixed Retained Yield, if any,
      (ii) the applicable Servicing Fee and (iii) the Master Servicing Fee;

            (d) all amounts representing scheduled payments of principal and interest on Group II Mortgage Loans due after the Due Date occurring in the month in which such Distribution Date occurs;

            (e) all Unscheduled Principal Receipts received by the Servicers with respect to Group II Mortgage Loans after the Applicable Unscheduled Principal Receipt Period relating to the Distribution Date for the applicable type of Unscheduled Principal Receipt, and all related payments of interest on such amounts;

            (f) all repurchase proceeds with respect to Group II Mortgage Loans repurchased by the Seller pursuant to Section 2.02 or 2.03 on or following the Determination Date in the month in which such Distribution Date occurs and the difference between the unpaid principal balance of a Group II Mortgage Loan substituted for a Group II Mortgage Loan pursuant to Section 2.02, 2.03 or 2.06 on or following the Determination Date in the month in which such Distribution Date occurs and the unpaid principal balance of such Group II Mortgage Loan;

            (g) that portion of Liquidation Proceeds and REO Proceeds with respect to any Group II Mortgage Loan which represents any unpaid Servicing Fee or Master Servicing Fee;

            (h) all income from Eligible Investments that is held in the Certificate Account for the account of the Master Servicer;

            (i) all other amounts permitted to be withdrawn from the Certificate Account in respect of the Group II Mortgage Loans, to the extent not covered by clauses (a) through (h) above, or not required to be deposited in the Certificate Account under this Agreement;

            (j) Liquidation Profits in respect of Group II Mortgage Loans;

            (k) Month End Interest in respect of Group II Mortgage Loans; and

            (l) all amounts reimbursable to a Servicer for PMI Advances in respect of Group II Mortgage Loans.

            Group II Pool Scheduled Principal Balance: As to any Distribution Date, the aggregate Scheduled Principal Balance of all Group II Mortgage Loans that were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

            Group II Scheduled Principal Amount: The sum for each outstanding Group II Mortgage Loan (including each defaulted Group II Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(i) and Iy(iv) of the definition of Group II-A Non-PO Optimal Principal Amount, but without such amount being multiplied by the applicable Group II-A Percentage.

            Group II Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group II-A Percentage for such date.

            Group II Subordinated Prepayment Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Group II-A Prepayment Percentage for such date.

            Group II Unscheduled Principal Amount: The sum for each outstanding Group II Mortgage Loan (including each defaulted Group II Mortgage Loan with respect to which the related Mortgaged Property has been acquired by the Trust Estate) of the product of (A) the Non-PO Fraction for such Mortgage Loan and (B) the sum of the amounts described in clauses Iy(ii) and Iy(iii) of the definition of Group II-A Non-PO Optimal Principal Amount, but without such amount being multiplied by the applicable Group II-A Prepayment Percentage.

            Group I-A Certificate: Any Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-R or Class I-A-LR Certificate.

            Group I-A Distribution Amount: As to any Distribution Date and any Class of Group I-A Certificates (other than the Class I-A-2, Class I-A-5 and Class I-A-8 Certificates), the amount distributable to such Class of Group I-A Certificates pursuant to Paragraphs first clause (A), second clause (A) and third clause (A)(1) of Section 4.01(a)(i). As to any Class of Accrual Certificates, (a) as to any Distribution Date prior to the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to the provisos in Paragraphs first clause (A) and second clause (A) of
Section 4.01(a)(i) and Paragraph third clause (A)(1) of Section 4.01(a)(i) and
(b) as to any Distribution Date on or after the applicable Accretion Termination Date, the amount distributable to such Class of Accrual Certificates pursuant to Paragraphs first clause (A), second clause (A) and third clause (A)(1) of
Section 4.01(a)(i). As to any Distribution Date and the Class I-A-2 Certificates, the amount distributable to each such Class pursuant to Paragraphs first clause (A) and second clause (A) of Section 4.01(a)(i). As to any Distribution Date and the Class I-A-PO Component, the amount distributable to the Class A-PO Certificates with respect to the Class I-A-PO Component pursuant to Paragraphs third clause (A)(2) and fourth clause (A) of Section 4.01(a)(i) on such Distribution Date.

            Group I-A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Group I-A Certificates with respect to such Distribution Date.

            Group I-A Interest Percentage: As to any Distribution Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Group I-A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Group I-A Interest Shortfall Amount: As to any Distribution Date and any Class of Group I-A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first clause (A) of Section 4.01(a)(i), including, in the case of a Class of Accrual Certificates prior to the applicable Accretion Termination Date, the amount included in the Accrual Distribution Amount pursuant to clause
(i) of the definition thereof.

            Group I-A Interest Shortfall Percentage: As to any Distribution Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Group I-A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

            Group I-A Loss Denominator: As to any Determination Date, an amount equal to the sum of (i) the Group I-A Non-PO Principal Balance (less the Principal Balances of the Accrual Certificates) and (ii) with respect to a Class of Accrual Certificates, the lesser of the Principal Balance of such Class of Accrual Certificates and the Original Principal Balance of such Class of Accrual Certificates.

            Group I-A Loss Percentage: As to any Determination Date and any Class of Group I-A Certificates, the percentage calculated by dividing the Principal Balance of such Class (or, in the case of a Class of Accrual Certificates, the Original Principal Balance of such Class, if lower) by the Group I-A Loss Denominator (determined without regard to any such Principal Balance of any Class of Group I-A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Group I-A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Group I-A Interest Accrual Amount,
(ii) the Aggregate Group I-A Unpaid Interest Shortfall and (iii) the Group I-A Non-PO Optimal Principal Amount.

            Group I-A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group I Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

            (i) the Group I-A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group I-A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group I-A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group I-A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Group I-A Prepayment Percentage of the Non-PO Recovery for Loan Group I for such Distribution Date.

            Group I-A Non-PO Principal Balance: As of any date, an amount equal to the Group I-A Principal Balance less the Principal Balance of the Class I-A-PO Component.

            Group I-A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Group I-A Certificates pursuant to Paragraph third clause (A)(1) of Section 4.01(a)(i).

            Group I-A Percentage: As to any Distribution Date occurring on or prior to the applicable Subordination Depletion Date, the lesser of (i) 100% and
(ii) the percentage obtained by dividing the Group I-A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Group I Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the applicable Subordination Depletion Date, 100% or such lesser percentage which will cause the Group I-A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Group I-A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in July 2008, 100%. As to any Distribution Date subsequent to July 2008 to and including the Distribution Date in July 2009, the Group I-A Percentage as of such Distribution Date plus 70% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2009 to and including the Distribution Date in July 2010, the Group I-A Percentage as of such Distribution Date plus 60% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2010 to and including the Distribution Date in July 2011, the Group I-A Percentage as of such Distribution Date plus 40% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2011 to and including the Distribution Date in July 2012, the Group I-A Percentage as of such Distribution Date plus 20% of the Group I Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2012, the Group I-A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Group I-A Certificates on any Distribution Date of the Group I-A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Group I-A Non-PO Principal Balance below zero, the Group I-A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Group I-A Non-PO Principal Balance to zero and thereafter the Group I-A Prepayment Percentage shall be zero and (ii) if the Group I-A Percentage as of any Distribution Date is greater than the Original Group I-A Percentage, the Group I-A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Group I-A Prepayment Percentage described in the second through sixth sentences of this definition of Group I-A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Group I-A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Group I-A Prepayment Percentage for the Distribution Date occurring in the July preceding such Distribution Date (it being understood that for the purposes of the determination of the Group I-A Prepayment Percentage for the current Distribution Date, the current Group I-A Percentage and Group I Subordinated Percentage shall be utilized). No reduction in the Group I-A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if
(a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Group I Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the Group I-B Principal Balance or (b) cumulative Realized Losses on the Group I Mortgage Loans exceed (1) 30% of the Original Group I Subordinated Principal Balance if such Distribution Date occurs between and including August 2008 and July 2009 (2) 35% of the Original Group I Subordinated Principal Balance if such Distribution Date occurs between and including August 2009 and July 2010, (3) 40% of the Original Group I Subordinated Principal Balance if such Distribution Date occurs between and including August 2010 and July 2011, (4) 45% of the Original Group I Subordinated Principal Balance if such Distribution Date occurs between and including August 2011 and July 2012, and (5) 50% of the Original Group I Subordinated Principal Balance if such Distribution Date occurs during or after August 2012. With respect to any Distribution Date on which the Group I-A Prepayment Percentage is reduced below the Group I-A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Group I-A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class I-A-1, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-R and Class I-A-LR Certificates and the Class I-A-PO Component..

            Group I-B Certificate: Any one of the Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class I-B-4 Certificates, Class I-B-5 Certificates or Class I-B-6 Certificates.

            Group I-B Principal Balance: As of any date, an amount equal to the sum of the Class I-B-1 Principal Balance, Class I-B-2 Principal Balance, Class I-B-3 Principal Balance, Class I-B-4 Principal Balance, Class I-B-5 Principal Balance and Class I-B-6 Principal Balance.

            Group II-A Certificate: Any Class II-A-1 Certificate.

            Group II-A Distribution Amount: As to any Distribution Date and any Class of Group II-A Certificates, the amount distributable to such Class of Group II-A Certificates pursuant to Paragraphs first clause (B), second clause
(B) and third clause (B)(1) of Section 4.01(a)(i). As to any Distribution Date and the Class II-A-PO Component, the amount distributable to the Class A-PO Certificates with respect to the Class II-A-PO Component pursuant to Paragraphs third clause (B)(2) and fourth clause (B) of Section 4.01(a)(i) on such Distribution Date.

            Group II-A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Group II-A Certificates with respect to such Distribution Date.

            Group II-A Interest Percentage: As to any Distribution Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Group II-A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Group II-A Interest Shortfall Amount: As to any Distribution Date and any Class of Group II-A Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Paragraph first clause (B) of Section 4.01(a)(i).

            Group II-A Interest Shortfall Percentage: As to any Distribution Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Class A Unpaid Interest Shortfall for such Class by the Aggregate Group II-A Unpaid Interest Shortfall, in each case determined as of the day preceding the applicable Distribution Date.

            Group II-A Loss Denominator: As to any Determination Date, an amount equal to the Group II-A Non-PO Principal Balance.

            Group II-A Loss Percentage: As to any Determination Date and any Class of Group II-A Certificates, the percentage calculated by dividing the Principal Balance of such Class by the Group II-A Loss Denominator (determined without regard to any such Principal Balance of any Class of Group II-A Certificates not then outstanding), in each case determined as of the preceding Determination Date.

            Group II-A Non-PO Optimal Amount: As to any Distribution Date, the sum for such Distribution Date of (i) the Group II-A Interest Accrual Amount,
(ii) the Aggregate Group II-A Unpaid Interest Shortfall and (iii) the Group II-A Non-PO Optimal Principal Amount.

            Group II-A Non-PO Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of (I) the sum, as to each Group II Mortgage Loan that is an Outstanding Mortgage Loan, of the product of (x) the Non-PO Fraction with respect to such Mortgage Loan, and (y) the sum of:

            (i) the Group II-A Percentage of the principal portion of the Monthly Payment due on the Due Date occurring in the month of such Distribution Date on such Mortgage Loan;

            (ii) the Group II-A Prepayment Percentage of all Unscheduled Principal Receipts (other than Recoveries) that were received by a Servicer with respect to such Mortgage Loan during the Applicable Unscheduled Principal Receipt Period relating to such Distribution Date for each applicable type of Unscheduled Principal Receipt;

            (iii) the Group II-A Prepayment Percentage of the Scheduled Principal Balance of such Mortgage Loan which, during the one month period ending on the day preceding the Determination Date for such Distribution Date, was repurchased by the Seller pursuant to Section 2.02 or 2.03; and

            (iv) the Group II-A Percentage of the excess of the unpaid principal balance of such Mortgage Loan substituted for a Mortgage Loan during the one month period ending on the day preceding the Determination Date for such Distribution Date over the unpaid principal balance of such Mortgage Loan, less the amount allocable to the principal portion of any unreimbursed Periodic Advances previously made by the applicable Servicer, the Master Servicer or the Trustee in respect of such Mortgage Loan; and

      (II) the Group II-A Prepayment Percentage of the Non-PO Recovery for Loan Group II for such Distribution Date.

            Group II-A Non-PO Principal Balance: As of any date, an amount equal to the Group II-A Principal Balance less the Principal Balance of the Class II-A-PO Component.

            Group II-A Non-PO Principal Distribution Amount: As to any Distribution Date, the aggregate amount distributed in respect of the Classes of Group II-A Certificates pursuant to Paragraph third clause (B)(1) of Section 4.01(a)(i).

            Group II-A Percentage: As to any Distribution Date occurring on or prior to the applicable Subordination Depletion Date, the lesser of (i) 100% and
(ii) the percentage obtained by dividing the Group II-A Non-PO Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Group II Pool Balance (Non-PO Portion). As to any Distribution Date occurring subsequent to the applicable Subordination Depletion Date, 100% or such lesser percentage which will cause the Group II-A Non-PO Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Group II-A Prepayment Percentage: As to any Distribution Date to and including the Distribution Date in July 2008, 100%. As to any Distribution Date subsequent to July 2008 to and including the Distribution Date in July 2009, the Group II-A Percentage as of such Distribution Date plus 70% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2009 to and including the Distribution Date in July 2010, the Group II-A Percentage as of such Distribution Date plus 60% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2010 to and including the Distribution Date in July 2011, the Group II-A Percentage as of such Distribution Date plus 40% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2011 to and including the Distribution Date in July 2012, the Group II-A Percentage as of such Distribution Date plus 20% of the Group II Subordinated Percentage as of such Distribution Date. As to any Distribution Date subsequent to July 2012, the Group II-A Percentage as of such Distribution Date. The foregoing is subject to the following: (i) if the aggregate distribution to Holders of Group II-A Certificates on any Distribution Date of the Group II-A Prepayment Percentage provided above of Unscheduled Principal Receipts distributable on such Distribution Date would reduce the Group II-A Non-PO Principal Balance below zero, the Group II-A Prepayment Percentage for such Distribution Date shall be the percentage necessary to bring the Group II-A Non-PO Principal Balance to zero and thereafter the Group II-A Prepayment Percentage shall be zero and (ii) if the Group II-A Percentage as of any Distribution Date is greater than the Original Group II-A Percentage, the Group II-A Prepayment Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, with respect to any Distribution Date on which the following criteria are not met, the reduction of the Group II-A Prepayment Percentage described in the second through sixth sentences of this definition of Group II-A Prepayment Percentage shall not be applicable with respect to such Distribution Date. In such event, the Group II-A Prepayment Percentage for such Distribution Date will be determined in accordance with the applicable provision, as set forth in the first through fifth sentences above, which was actually used to determine the Group II-A Prepayment Percentage for the Distribution Date occurring in the July preceding such Distribution Date (it being understood that for the purposes of the determination of the Group II-A Prepayment Percentage for the current Distribution Date, the current Group II-A Percentage and Group II Subordinated Percentage shall be utilized). No reduction in the Group II-A Prepayment Percentage referred to in the second through sixth sentences hereof shall be applicable, with respect to any Distribution Date if
(a) the average outstanding principal balance on such Distribution Date and for the preceding five Distribution Dates on the Group II Mortgage Loans that were delinquent 60 days or more (including for this purpose any payments due with respect to Mortgage Loans in foreclosure and REO Mortgage Loans) were greater than or equal to 50% of the Group II-B Principal Balance or (b) cumulative Realized Losses on the Group II Mortgage Loans exceed (1) 30% of the Original Group II Subordinated Principal Balance if such Distribution Date occurs between and including August 2008 and July 2009 (2) 35% of the Original Group II Subordinated Principal Balance if such Distribution Date occurs between and including August 2009 and July 2010, (3) 40% of the Original Group II Subordinated Principal Balance if such Distribution Date occurs between and including August 2010 and July 2011, (4) 45% of the Original Group II Subordinated Principal Balance if such Distribution Date occurs between and including August 2011 and July 2012, and (5) 50% of the Original Group II Subordinated Principal Balance if such Distribution Date occurs during or after August 2012. With respect to any Distribution Date on which the Group II-A Prepayment Percentage is reduced below the Group II-A Prepayment Percentage for the prior Distribution Date, the Master Servicer shall certify to the Trustee, based upon information provided by each Servicer as to the Mortgage Loans serviced by it that the criteria set forth in the preceding sentence are met.

            Group II-A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class II-A-1 Certificates and the Class II-A-PO Component.

            Group II-B Certificate: Any one of the Class II-B-1 Certificates, Class II-B-2 Certificates, Class II-B-3 Certificates, Class II-B-4 Certificates, Class II-B-5 Certificates or Class II-B-6 Certificates.

            Group II-B Principal Balance: As of any date, an amount equal to the sum of the Class II-B-1 Principal Balance, Class II-B-2 Principal Balance, Class II-B-3 Principal Balance, Class II-B-4 Principal Balance, Class II-B-5 Principal Balance and Class II-B-6 Principal Balance.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Seller, the Master Servicer and any Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Seller or the Master Servicer or any Servicer or in an affiliate of either, and (iii) is not connected with the Seller, the Master Servicer or any Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Insurance Policy: Any insurance or performance bond relating to a Mortgage Loan or the Mortgage Loans, including any hazard insurance, special hazard insurance, flood insurance, primary mortgage insurance, mortgagor bankruptcy bond or title insurance.

            Insurance Proceeds: Proceeds paid by any insurer pursuant to any Insurance Policy covering a Mortgage Loan.

            Insured Expenses: Expenses covered by any Insurance Policy covering a Mortgage Loan.

            Insured Payment: The sum of (i) as of any Distribution Date, any Deficiency Amount and (ii) any Preference Amount.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates (other than the Class I-A-2 and Class A-PO Certificates), (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus (ii) the sum of (A) the Group I-A Interest Percentage or Group II-A Interest Percentage, as applicable, of such Class of the interest portion of any Realized Losses allocated to the Group I-A Certificates or to the Group II-A Certificates, as applicable, on or after the applicable Subordination Depletion Date pursuant to
Section 4.02(c) and (B) the Group I-A Interest Percentage or Group II-A Interest Percentage, as applicable, of such Class of any Non-Supported Interest Shortfall or Relief Act Shortfall allocated to the Class A Certificates of such Group with respect to such Distribution Date. As to any Distribution Date and the Class I-A-2 Certificates, the Class I-A-2 Interest Accrual Amount. The Class A-PO Certificates have no Interest Accrual Amount.

            As to any Distribution Date and any Class of Class B Certificates of a Group, an amount equal to (i) the product of 1/12th of the Class B Pass-Through Rate and the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the Class B Interest Percentage of such Class of any Non-Supported Interest Shortfall or Relief Act Shortfall allocated to the Class B Certificates of such Group with respect to such Distribution Date.

            Letter of Credit: As defined in the WFHM Servicing Agreement.

            Liquidated Loan: A Mortgage Loan with respect to which the related Mortgaged Property has been acquired, liquidated or foreclosed and with respect to which the applicable Servicer determines that all Liquidation Proceeds which it expects to recover have been recovered.

            Liquidated Loan Loss: With respect to any Distribution Date, the aggregate of the amount of losses with respect to each Mortgage Loan which became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, equal to the excess of (i) the unpaid principal balance of each such Liquidated Loan, plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date as to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs, over (ii) Net Liquidation Proceeds with respect to such Liquidated Loan.

            Liquidation Expenses: Expenses incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof (including, without limitation, legal fees and expenses, committee or referee fees, and, if applicable, brokerage commissions and conveyance taxes), any unreimbursed advances expended by such Servicer pursuant to its Servicing Agreement or the Master Servicer or Trustee pursuant hereto respecting the related Mortgage Loan, including any unreimbursed advances for real property taxes or for property restoration or preservation of the related Mortgaged Property. Liquidation Expenses shall not include any previously incurred expenses in respect of an REO Mortgage Loan which have been netted against related REO Proceeds.

            Liquidation Proceeds: Amounts received by a Servicer (including Insurance Proceeds) or PMI Advances made by a Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof, whether through foreclosure, sale or otherwise, including payments in connection with such Mortgage Loans received from the Mortgagor, other than amounts required to be paid to the Mortgagor pursuant to the terms of the applicable Mortgage or to be applied otherwise pursuant to law.

            Liquidation Profits: As to any Distribution Date and any Mortgage Loan that became a Liquidated Loan during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date, the excess, if any, of (i) Net Liquidation Proceeds in respect of such Liquidated Loan over (ii) the unpaid principal balance of such Liquidated Loan plus accrued interest thereon in accordance with the amortization schedule at the time applicable thereto at the applicable Net Mortgage Interest Rate from the Due Date to which interest was last paid with respect thereto through the last day of the month preceding the month in which such Distribution Date occurs.

            Loan Group I: The Group I Mortgage Loans.

            Loan Group II: The Group II Mortgage Loans.

            Loan Group: Either of Loan Group I or Loan Group II.

            Loan-to-Value Ratio: The ratio, expressed as a percentage, the numerator of which is the principal balance of a particular Mortgage Loan at origination and the denominator of which is the lesser of (x) the appraised value of the related Mortgaged Property determined in the appraisal used by the originator at the time of origination of such Mortgage Loan, and (y) if the Mortgage is originated in connection with a sale of the Mortgaged Property, the sale price for such Mortgaged Property.

            Lower-Tier Distribution Amount: As defined in Section 4.01(a)(ii).

            Lower-Tier REMIC: One of two separate REMICs comprising the Trust Estate, the assets of which consist of the Mortgage Loans (other than Fixed Retained Yield), such amounts as shall from time to time be held in the Certificate Account (other than Fixed Retained Yield), the insurance policies, if any, relating to a Mortgage Loan and property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure.

            Master Servicer: Wells Fargo Bank Minnesota, National Association, or its successor in interest.

            Master Servicing Fee: With respect to any Mortgage Loan and any Distribution Date, the fee payable monthly to the Master Servicer pursuant to
Section 6.05 equal to a fixed percentage (expressed as a per annum rate) of the unpaid principal balance of such Mortgage Loan.

            Master Servicing Fee Rate: As set forth in Section 11.21.

            MERS: The Mortgage Electronic Registration Systems, Inc.

            MERS Mortgage Loan: Any MOM Mortgage Loan or any other Mortgage Loan as to which MERS is (or is intended to be) the mortgagee of record and as to which a MIN has been assigned.

            MIN: A MERS Mortgage Identification Number assigned to a Mortgage Loan in accordance with the MERS Procedure Manual.

            MOM: A Mortgage Loan where the related Mortgage names MERS as the original mortgagee thereof, as to which a MIN has been assigned, and which Mortgage has not been assigned to any other person.

            Mid-Month Receipt Period: With respect to each Distribution Date, the one month period beginning on the Determination Date (or, in the case of the first Distribution Date, from and including the Cut-Off-Date) occurring in the calendar month preceding the month in which such Distribution Date occurs and ending on the day preceding the Determination Date immediately preceding such Distribution Date.

            Month End Interest: As defined in each Servicing Agreement.

            Monthly Payment: As to any Mortgage Loan (including any REO Mortgage
Loan) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment for any Curtailments and Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule, other than for Deficient Valuations, by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

            Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing a Mortgage Note together with any Mortgage Loan Rider, if applicable.

            Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate at which interest accrues on the unpaid principal balance thereof as set forth in the related Mortgage Note, which rate is as indicated on the Mortgage Loan Schedule.

            Mortgage Loan Purchase Agreement: The mortgage loan purchase agreement dated as of July 30, 2003 between WFHM, as seller, and the Seller, as purchaser.

            Mortgage Loan Rider: The standard Fannie Mae/Freddie Mac riders to the Mortgage Note and/or Mortgage riders required when the Mortgaged Property is a condominium unit or a unit in a planned unit development.

            Mortgage Loan Schedule: The list of the Mortgage Loans transferred to the Trustee on the Closing Date as part of the Trust Estate and attached hereto as Exhibits F-1A, F-1B, F-2, F-3A and F-3B which list may be amended following the Closing Date upon conveyance of a Substitute Mortgage Loan pursuant to Section 2.02, 2.03 or 2.06 and which list shall set forth at a minimum the following information of the close of business on the Cut-Off Date (or, with respect to Substitute Mortgage Loans, as of the close of business on the day of substitution) as to each Mortgage Loan:

            (i)    the Mortgage Loan identifying number;

            (ii)   the city, state and zip code of the Mortgaged Property;

            (iii)  the type of property;

            (iv)   the Mortgage Interest Rate;

            (v)    the Net Mortgage Interest Rate;

            (vi)   the Monthly Payment;

            (vii)  the original number of months to maturity;

            (viii) the scheduled maturity date;

            (ix)   the Cut-Off Date Principal Balance;

            (x)    the Loan-to-Value Ratio at origination;

            (xi)   whether such Mortgage Loan is a Subsidy Loan;

            (xii) whether such Mortgage Loan is covered by primary mortgage insurance;

            (xiii) the applicable Servicing Fee Rate;

            (xiv)  the Master Servicing Fee Rate;

            (xv)   Fixed Retained Yield Rate, if applicable; and

            (xvi) for each Other Servicer Mortgage Loan, the name of the Servicer with respect thereto.

            Such schedule may consist of multiple reports that collectively set forth all of the information required.

            Mortgage Loans: Each of the mortgage loans transferred and assigned to the Trustee on the Closing Date pursuant to Section 2.01 and any mortgage loans substituted therefor pursuant to Sections 2.02, 2.03 and 2.06, in each case as from time to time are included in the Trust Estate as identified in the Mortgage Loan Schedule.

            Mortgage Note: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan together with any related Mortgage Loan Riders, if applicable.

            Mortgaged Property: The property subject to a Mortgage, which may include Co-op Shares or residential long-term leases.

            Mortgagor: The obligor on a Mortgage Note.

            Net Liquidation Proceeds: As to any defaulted Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

            Net Mortgage Interest Rate: With respect to each Mortgage Loan, a rate equal to (i) the Mortgage Interest Rate on such Mortgage Loan minus (ii) the sum of (a) the applicable Servicing Fee Rate, as set forth in Section 11.20 with respect to such Mortgage Loan, (b) the Master Servicing Fee Rate, as set forth in Section 11.21 with respect to such Mortgage Loan and (c) the Fixed Retained Yield Rate, if any, with respect to such Mortgage Loan. Any regular monthly computation of interest at such rate shall be based upon annual interest at such rate on the applicable amount divided by twelve.

            Net REO Proceeds: As to any REO Mortgage Loan, REO Proceeds net of any related expenses of the Servicer.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-PO Fraction: With respect to any Group I or Group II Mortgage Loan, the lesser of (i) 1.00 and (ii) the quotient obtained by dividing the Net Mortgage Interest Rate for such Mortgage Loan by 5.250% or 4.750%, respectively.

            Non-PO Recovery: As to any Distribution Date and each Loan Group, the amount of all Recoveries for Group I Mortgage Loans or Group II Mortgage Loans, as applicable, received during the Applicable Unscheduled Principal Receipt Periods for such Distribution Date less the Class A-PO Recovery for such Distribution Date.

            Nonrecoverable Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed to the Servicer, the Master Servicer or the Trustee, as the case may be, and which the Servicer, the Master Servicer or the Trustee determines will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Mortgage Loan. The determination by the Servicer, the Master Servicer or the Trustee (i) that it has made a Nonrecoverable Advance or (ii) that any proposed Periodic Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer for redelivery to the Trustee or, in the case of a Master Servicer determination, an Officer's Certificate of the Master Servicer delivered to the Trustee, in each case detailing the reasons for such determination.

            Non-Supported Interest Shortfall: For a Loan Group, with respect to any Distribution Date, the sum of (i) the excess, if any, of the aggregate Prepayment Interest Shortfall on the Mortgage Loans of such Loan Group over the aggregate Compensating Interest with respect to the related Group for such Distribution Date and (ii) Curtailment Interest Shortfalls with respect to such Distribution Date. With respect to each Distribution Date occurring on or after the applicable Subordination Depletion Date, the Non-Supported Interest Shortfall for a Loan Group determined pursuant to the preceding sentence will be increased by the amount of any applicable Subordination Depletion Date Interest Shortfall for the related Group for such Distribution Date. Any Non-Supported Interest Shortfall for a Loan Group will be allocated to (a) the Group I-A Certificates and Group II-A Certificates according to the percentage obtained by dividing the Group I-A Non-PO Principal Balance or Group II-A Non-PO Principal Balance, as applicable, by the Group I Aggregate Non-PO Principal Balance or Group II Aggregate Non-PO Principal Balance, as applicable, and (b) the Group I-B Certificates and Group II-B Certificates according to the percentage obtained by dividing the Group I-B Principal Balance or Group II-B Principal Balance, as applicable, by the Group I Aggregate Non-PO Principal Balance or Group II Aggregate Non-PO Principal Balance, as applicable.

            Non-U.S. Person: As defined in Section 4.01(g).

            Notional Amount: As to any Distribution Date, an amount equal to 19.0476190476% of the Principal Balance of the Class I-A-1 Certificates.

            Officers' Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities), and delivered to the Trustee.

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Seller, a Servicer or the Master Servicer, or any affiliate of the Seller, a Servicer or the Master Servicer, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Optimal Adjustment Event: With respect to any Class of Class B Certificates of a Group and any Distribution Date, an Optimal Adjustment Event will occur with respect to such Class if: (i) the Principal Balance of such Class on the Determination Date succeeding such Distribution Date would have been reduced to zero (regardless of whether such Principal Balance was reduced to zero as a result of principal distribution or the allocation of Realized Losses) and (ii) (a) the Principal Balance of any Class of Class A Certificates or Component of the related Group would be subject to further reduction as a result of the third or seventh sentences of the definition of Principal Balance or (b) the Principal Balance of a Class of Class B Certificates of such Group with a lower numerical designation would be reduced with respect to such Distribution Date as a result of the application of the proviso in the definition of Class I-B-1 Principal Balance, Class I-B-2 Principal Balance, Class I-B-3 Principal Balance, Class I-B-4 Principal Balance, Class I-B-5 Principal Balance Class I-B-6 Principal Balance, Class II-B-1 Principal Balance, Class II-B-2 Principal Balance, Class II-B-3 Principal Balance, Class II-B-4 Principal Balance, Class II-B-5 Principal Balance or Class II-B-6 Principal Balance.

            Original Aggregate Non-PO Principal Balance: Either of the Group I Aggregate Non-PO Principal Balance or Group II Aggregate Non-PO Principal Balance as of the Cut-Off Date, as set forth in Sections 11.06(a) and 11.06(b), respectfully.

            Original Class I-B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class I-B-2 Principal Balance, the Original Class I-B-3 Principal Balance, the Original Class I-B-4 Principal Balance, the Original Class I-B-5 Principal Balance and the Original Class I-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group I. The Original Class I-B-1 Fractional Interest is specified in Section 11.11.

            Original Class I-B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class I-B-3 Principal Balance, the Original Class I-B-4 Principal Balance, the Original Class I-B-5 Principal Balance and the Original Class I-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group I. The Original Class I-B-2 Fractional Interest is specified in Section 11.12.

            Original Class I-B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class I-B-4 Principal Balance, the Original Class I-B-5 Principal Balance and the Original Class I-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group I. The Original Class I-B-3 Fractional Interest is specified in Section 11.13.

            Original Class I-B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class I-B-5 Principal Balance and the Original Class I-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group I. The Original Class I-B-4 Fractional Interest is specified in Section 11.14.

            Original Class I-B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class I-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group
I. The Original Class I-B-5 Fractional Interest is specified in Section 11.15.

            Original Class I-B-1 Principal Balance: The Class I-B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class I-B-2 Principal Balance: The Class I-B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class I-B-3 Principal Balance: The Class I-B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class I-B-4 Principal Balance: The Class I-B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class I-B-5 Principal Balance: The Class I-B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class I-B-6 Principal Balance: The Class I-B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-1 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class II-B-2 Principal Balance, the Original Class II-B-3 Principal Balance, the Original Class II-B-4 Principal Balance, the Original Class II-B-5 Principal Balance and the Original Class II-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group II. The Original Class II-B-1 Fractional Interest is specified in Section 11.11.

            Original Class II-B-2 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class II-B-3 Principal Balance, the Original Class II-B-4 Principal Balance, the Original Class II-B-5 Principal Balance and the Original Class II-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group II. The Original Class II-B-2 Fractional Interest is specified in Section 11.12.

            Original Class II-B-3 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class II-B-4 Principal Balance, the Original Class II-B-5 Principal Balance and the Original Class II-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group II. The Original Class II-B-3 Fractional Interest is specified in Section 11.13.

            Original Class II-B-4 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the sum of the Original Class II-B-5 Principal Balance and the Original Class II-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group II. The Original Class II-B-4 Fractional Interest is specified in Section 11.14.

            Original Class II-B-5 Fractional Interest: As to the first Distribution Date, the percentage obtained by dividing the Original Class II-B-6 Principal Balance by the Original Aggregate Non-PO Principal Balance for Group
II. The Original Class II-B-5 Fractional Interest is specified in Section 11.15.

            Original Class II-B-1 Principal Balance: The Class II-B-1 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-2 Principal Balance: The Class II-B-2 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-3 Principal Balance: The Class II-B-3 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-4 Principal Balance: The Class II-B-4 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-5 Principal Balance: The Class II-B-5 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Class II-B-6 Principal Balance: The Class II-B-6 Principal Balance as of the Cut-Off Date, as set forth in Section 11.10.

            Original Group I Subordinated Principal Balance: The aggregate of the Principal Balances of the Group I-B Certificates as of the Cut-Off Date, as set forth in Section 11.08.

            Original Group I-A Percentage: The Group I-A Percentage as of the Cut-Off Date, as set forth in Section 11.03.

            Original Group II Subordinated Principal Balance: The aggregate of the Principal Balances of the Group II-B Certificates as of the Cut-Off Date, as set forth in Section 11.09.

            Original Group II-A Percentage: The Group II-A Percentage as of the Cut-Off Date, as set forth in Section 11.04.

            Original Notional Amount: The Original Notional Amount, as set forth in Section 11.05(a).

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.05; any of the Original Principal Balances of the Components as set forth in Section 11.05; the Original Class I-B-1 Principal Balance, Original Class I-B-2 Principal Balance, Original Class I-B-3 Principal Balance, Original Class I-B-4 Principal Balance, Original Class I-B-5 Principal Balance, Original Class I-B-6 Principal Balance, Original Class II-B-1 Principal Balance, Original Class II-B-2 Principal Balance, Original Class II-B-3 Principal Balance, Original Class II-B-4 Principal Balance, Original Class II-B-5 Principal Balance or Original Class II-B-6 Principal Balance as set forth in Section 11.10.

            Other Servicer: Any of the Servicers other than WFHM.

            Other Servicer Mortgage Loan: Any of the Group I Mortgage Loans identified in Exhibit F-3A hereto and any of the Group II Mortgage Loans identified in Exhibit F-3B hereto, as such Exhibits may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.06, which Mortgage Loan is serviced under an Other Servicing Agreement.

            Other Servicing Agreements: The Servicing Agreements other than the WFHM Servicing Agreement.

            Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Mortgage Loan) which was not the subject of a Full Unscheduled Principal Receipt prior to such Due Date and which was not repurchased by the Seller prior to such Due Date pursuant to Section 2.02 or 2.03.

            Owner Mortgage Loan File: A file maintained by the Custodian for each Mortgage Loan that contains the documents specified in Section 2.01 and any additional documents required to be added to the Owner Mortgage Loan File pursuant to this Agreement.

            PAC Principal Amount: As defined in Section 4.01(b).

            Partial Liquidation Proceeds: Liquidation Proceeds received by a Servicer prior to the Unscheduled Principal Receipt Period in which the related Mortgage Loan became a Liquidated Loan.

            Partial Unscheduled Principal Receipt: An Unscheduled Principal Receipt which is not a Full Unscheduled Principal Receipt.

            Paying Agent: The Person authorized on behalf of the Trustee, as agent for the Master Servicer, to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be any Person directly or indirectly controlling or controlled by or under common control with the Master Servicer and may be the Trustee. The initial Paying Agent is appointed in Section 4.03(a).

            Payment Account: The account maintained pursuant to Section 4.03(b).

            Percentage Interest: With respect to a Class A Certificate (other than the Class I-A-2 Certificates) of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to the Class I-A-2 Certificate, the undivided percentage interest obtained by dividing the original notional amount evidenced by such Certificate by the Original Notional Amount. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Periodic Advance: The aggregate of the advances required to be made by a Servicer on any Distribution Date pursuant to its Servicing Agreement or by the Master Servicer or the Trustee hereunder, the amount of any such advances being equal to the total of all Monthly Payments (adjusted, in each case (i) in respect of interest, to the applicable Mortgage Interest Rate less the applicable Servicing Fee in the case of Periodic Advances made by a Servicer and to the applicable Net Mortgage Interest Rate in the case of Periodic Advances made by the Master Servicer or Trustee and (ii) by the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect) on the Mortgage Loans, that (x) were delinquent as of the close of business on the related Determination Date, (y) were not the subject of a previous Periodic Advance by such Servicer or of a Periodic Advance by the Master Servicer or the Trustee, as the case may be and (z) have not been determined by the Master Servicer, such Servicer or Trustee to be Nonrecoverable Advances.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            Pledge Holder: As defined in the WFHM Servicing Agreement.

            Pledged Asset Mortgage Loans: The Mortgage Loans listed on Exhibit P for which Letters of Credit have been issued.

            PMI Advance: As defined in the related Servicing Agreement, if applicable.

            PO Fraction: With respect to any Discount Mortgage Loan, the difference between 1.0 and the Non-PO Fraction for such Mortgage Loan; with respect to any other Mortgage Loan, zero.

            PO Recoveries: Either of the Class I-A-PO Recoveries or the Class II-A-PO Recoveries.

            Pool Balance (Non-PO Portion): Either of the Group I Pool Balance (Non-PO Portion) or Group II Pool Balance (Non-PO Portion).

            Pool Scheduled Principal Balance: Either of the Group I Pool Scheduled Principal Balance or Group II Pool Scheduled Principal Balance.

            Prepayment In Full: With respect to any Mortgage Loan, a Mortgagor payment consisting of a Principal Prepayment in the amount of the outstanding principal balance of such loan and resulting in the full satisfaction of such obligation.

            Prepayment Interest Shortfall: On any Distribution Date, the amount of interest, if any, that would have accrued on any Mortgage Loan which was the subject of a Prepayment in Full at the Net Mortgage Interest Rate for such Mortgage Loan from the date of its Prepayment in Full (but in the case of a Prepayment in Full where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period, only if the date of the Prepayment in Full is on or after the Determination Date in the month prior to the month of such Distribution Date and prior to the first day of the month of such Distribution
Date) through the last day of the month prior to the month of such Distribution Date.

            Prepayment Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                                     Prepayment
                                                                       Shift
Distribution Date Occurring In                                       Percentage
------------------------------                                       ----------
August 2003 through July 2008 ....                                        0%
August 2008 through July 2009 ....                                       30%
August 2009 through July 2010 ....                                       40%
August 2010 through July 2011 ....                                       60%
August 2011 through July 2012 ....                                       80%
August 2012 and thereafter .......                                      100%

            Principal Adjustment: In the event that the Class I-B-1 Optimal Principal Amount, Class I-B-2 Optimal Principal Amount, Class I-B-3 Optimal Principal Amount, Class I-B-4 Optimal Principal Amount, Class I-B-5 Optimal Principal Amount, Class I-B-6 Optimal Principal Amount, Class II-B-1 Optimal Principal Amount, Class II-B-2 Optimal Principal Amount, Class II-B-3 Optimal Principal Amount, Class II-B-4 Optimal Principal Amount, Class II-B-5 Optimal Principal Amount or Class II-B-6 Optimal Principal Amount is calculated in accordance with the proviso in such definition with respect to any Distribution Date, the Principal Adjustment for such Class of Class B Certificates shall equal the difference between (i) the amount that would have been distributed to such Class as principal in accordance with Section 4.01(a)(i) for such Distribution Date, calculated without regard to such proviso and assuming there are no Principal Adjustments for such Distribution Date and (ii) the Adjusted Principal Balance for such Class.

            Principal Balance: As of the first Determination Date and as to any Class of Class A Certificates of a Group (other than the Class I-A-2 Certificates), the Original Principal Balance of such Class. As of any subsequent Determination Date prior to the applicable Subordination Depletion Date and as to any Class of Class A Certificates (other than the Class A-PO Certificates), the Original Principal Balance of such Class (increased in the case of a Class of Accrual Certificates by the Accrual Distribution Amounts for such Class with respect to prior Distribution Dates) less the sum of all amounts previously distributed in respect of such Class on prior Distribution Dates (i) pursuant to Paragraph third clauses (A)(1) and (B)(1) of Section 4.01(a)(i), as applicable, (ii) pursuant to clause (iii) of Section 4.01(b), (iii) as a result of a Principal Adjustment and (iv), if applicable, from the Accrual Distribution Amounts for such prior Distribution Dates. After the applicable Subordination Depletion Date, each such Principal Balance will also be reduced (if clause (i) is greater than clause (ii)) or increased (if clause (i) is less than clause
(ii)) on each Determination Date by an amount equal to the product of the Group I-A Loss Percentage or Group II-A Loss Percentage, as applicable, of such Class and the difference, if any, between (i) the Group I Non-PO Principal Balance or Group II Non-PO Principal Balance, as applicable, as of such Determination Date without regard to this sentence and (ii) the difference between (A) the Group I Adjusted Pool Amount or Group II Adjusted Pool Amount, as applicable, for the preceding Distribution Date and (B) the Group I Adjusted Pool Amount (PO Portion) or Group II Adjusted Pool Amount (PO Portion), as applicable, for the preceding Distribution Date; provided, however, that the amount of any such reduction for the Class I-A-11 Certificates will be decreased by the Class I-A-16 Loss Allocation Amount and the amount of any such reduction for the Class I-A-14 Certificates will be decreased by the Class I-A-15 Loss Allocation Amount. After the applicable Subordination Depletion Date, the Principal Balance for the Class I-A-16 Certificates will additionally be reduced by the Class I-A-16 Loss Allocation Amount and the Principal Balance for the Class I-A-15 Certificates will additionally be reduced by the Class I-A-15 Loss Allocation Amount. In addition, any increase allocated to the Class I-A-11 Certificates pursuant to the third sentence above will instead increase the Principal Balances of the Class I-A-16 Certificates and any increase allocated to the Class I-A-14 Certificates pursuant to the third sentence above will instead increase the Principal Balances of the Class I-A-15 Certificates.

            The Class I-A-2 Certificates are interest only Certificates and have no Principal Balance.

            As of any subsequent Determination Date prior to the applicable Subordination Depletion Date and as to the Class I-A-PO and Class II-A-PO Components, the Original Principal Balance of such Component less the sum of all amounts previously distributed in respect of the Class A-PO Certificates with respect to such Component on prior Distribution Dates pursuant to Paragraphs third clauses (A)(2) and (B)(2), as applicable, and fourth clause (A) and (B), as applicable, of Section 4.01(a)(i). After the applicable Subordination Depletion Date, the Group I Adjusted Pool Amount (PO Portion) or Group II Adjusted Pool Amount (PO Portion), as applicable, for the preceding Distribution Date.

            The Principal Balance of the Class A-PO Certificates will equal the sum of the Principal Balances of the Components.

            As to the Class B Certificates, the Class I-B-1 Principal Balance, Class I-B-2 Principal Balance, Class I-B-3 Principal Balance, Class I-B-4 Principal Balance, Class I-B-5 Principal Balance, Class I-B-6 Principal Balance, the Class II-B-1 Principal Balance, Class II-B-2 Principal Balance, Class II-B-3 Principal Balance, Class II-B-4 Principal Balance, Class II-B-5 Principal Balance or Class II-B-6 Principal Balance, respectively.

            Notwithstanding the foregoing, no Principal Balance of a Class or Component will be increased on any Determination Date such that the Principal Balance of such Class or Component exceeds its Original Principal Balance (plus any Accrual Distribution Amounts previously added to the Principal Balance of the Accrual Certificates) less all amounts previously distributed in respect of such Class or Component on prior Distribution Dates pursuant to Paragraph third clauses (A)(1) or (B)(1) of Section 4.01(a)(i), Paragraph third clauses (A)(2) or (B)(2) of Section 4.01(a)(i), or Paragraphs seventh, tenth, thirteenth, sixteenth, nineteenth or twenty-second of Section 4.01(a)(i).

            Principal Prepayment: Any Mortgagor payment on a Mortgage Loan which is received in advance of its Due Date and is not accompanied by an amount representing scheduled interest for any period subsequent to the date of prepayment.

            Prior Month Receipt Period: With respect to each Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

            Priority Amount: For any Distribution Date, the least of (i) the sum of the Principal Balances of the Class I-A-14 and Class I-A-15 Certificates,
(ii) the sum of (A) the product of (1) the Priority Percentage, (2) the Shift Percentage and (3) the Group I Scheduled Principal Amount and (B) the product of
(1) the Priority Percentage, (2) the Prepayment Shift Percentage and (3) the Group I Unscheduled Principal Amount and (iii) 98.60% of the Class A Non-PO Principal Distribution Amount available to pay priority second (B) for the Group I-A Certificates pursuant to Section 4.01(b)(i).

            Priority Percentage: The sum of the Principal Balances of the Class I-A-14 and Class I-A-15 Certificates divided by the Group I Aggregate Non-PO Principal Balance.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated May 22, 2003 as supplemented by the prospectus supplement dated July 29, 2003, relating to the Class A, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates.

            Prudent Servicing Practices: The standard of care set forth in each Servicing Agreement.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Seller at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates are S&P and Fitch. The Rating Agency for the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates is Fitch. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Seller, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the highest short-term rating category of a Rating Agency shall mean A-1 in the case of S&P, F-1+ in the case of Fitch and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of S&P and Fitch, and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Losses: With respect to any Distribution Date, (i) Liquidated Loan Losses incurred on Liquidated Loans for which the Liquidation Proceeds were received during the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts with respect to such Distribution Date and (ii) Bankruptcy Losses incurred during the period corresponding to the Applicable Unscheduled Principal Receipt Period with respect to Full Unscheduled Principal Receipts for such Distribution Date.

            Record Date: The last Business Day of the month preceding the month of the related Distribution Date.

            Recovery: Any amount received on a Mortgage Loan subsequent to such Mortgage Loan being determined to be a Liquidated Loan.

            Reimbursement Amount: As defined in Section 2.03(c).

            Relief Act Shortfall: Any interest shortfalls arising as a result of the reduction in the amount of monthly interest payments on any Mortgage Loans as a result of the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or comparable state legislation. Any Relief Act Shortfall will be allocated to (a) the Group I-A Certificates and Group II-A Certificates according to the percentage obtained by dividing the Group I-A Non-PO Principal Balance or Group II-A Non-PO Principal Balance, as applicable, by the Group I Aggregate Non-PO Principal Balance or Group II Aggregate Non-PO Principal Balance, as applicable, and (b) the Group I-B Certificates and Group II-B Certificates according to the percentage obtained by dividing the Group I-B Principal Balance or Group II-B Principal Balance, as applicable, by the Group I Aggregate Non-PO Principal Balance or Group II Aggregate Non-PO Principal Balance, as applicable.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Remittance Date: As defined in each of the Servicing Agreements.

            REO Mortgage Loan: Any Mortgage Loan which is not a Liquidated Loan and as to which the indebtedness evidenced by the related Mortgage Note is discharged and the related Mortgaged Property is held as part of the Trust Estate.

            REO Proceeds: Proceeds received in respect of any REO Mortgage Loan (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            Request for Release: A request for release in substantially the form attached as Exhibit G hereto.

            Responsible Officer: When used with respect to the Trustee, the Chairman or Vice-Chairman of the Board of Directors or Trustees, the Chairman or Vice-Chairman of the Executive or Standing Committee of the Board of Directors or Trustees, the President, the Chairman of the Committee on Trust Matters, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the Cashier, any Assistant Cashier, any Trust Officer or Assistant Trust Officer, the Controller and any Assistant Controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Rule 144A: Rule 144A promulgated under the Securities Act of 1933, as amended.

            Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month preceding the month of such Distribution Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy (other than Deficient Valuations) or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to (A) Unscheduled Principal Receipts received or applied by the applicable Servicer during the related Unscheduled Principal Receipt Period for each applicable type of Unscheduled Principal Receipt related to the Distribution Date occurring in the month preceding such Distribution Date, (B) Deficient Valuations incurred prior to such Due Date and (C) the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor. Accordingly, the Scheduled Principal Balance of a Mortgage Loan which becomes a Liquidated Loan at any time through the last day of such related Unscheduled Principal Receipt Period shall be zero.

            Seller: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Servicer Mortgage Loan File: As defined in each of the Servicing Agreements.

            Servicers: Each of WFHM, Hibernia National Bank, Colonial Savings, F.A., Bank of Oklahoma, N.A., Countrywide Home Loans, Inc., CUNA Mutual Mortgage Corporation, Mid America Bank FSB, CitiMortgage, Inc., National City Mortgage Co., SunTrust Mortgage, Inc., Wachovia Mortgage Corporation, ABN AMRO Mortgage Group, Inc., HSBC Mortgage Corporation (USA), Homeside Lending, Inc., RBMG, Inc., Central National Bank, Downey Savings and Loan Association, F.A., FT Mortgage Companies, Cendant Mortgage Corp., First Bank National Association and Washington Mutual Bank, F.A. as Servicer under the related Servicing Agreement.

            Servicing Agreements: Each of the Servicing Agreements executed with respect to a portion of the Mortgage Loans by one of the Servicers, which agreements are attached hereto, collectively, as Exhibit L.

            Servicing Fee: With respect to any Servicer, as defined in its Servicing Agreement.

            Servicing Fee Rate: With respect to a Mortgage Loan, as set forth in
Section 11.20.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans.

            Shift Percentage: As to any Distribution Date, the percentage indicated below:

                                                                       Shift
Distribution Date Occurring In                                       Percentage
------------------------------                                       ----------
August 2003 through July 2008 ....                                            0%
August 2008 and thereafter .......                                          100%

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.19.

            S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

            Startup Day: As defined in Section 2.05.

            Subordination Depletion Date: With respect to each Group, the Distribution Date preceding the first Distribution Date on which each of the Group I-A Percentage and Group II-A Percentage, as applicable, (in each case, determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Subordination Depletion Date Interest Shortfall: With respect to any Distribution Date that occurs on or after the applicable Subordination Depletion Date with respect to any Unscheduled Principal Receipt (other than a Prepayment in Full):

            (A) in the case where the Applicable Unscheduled Principal Receipt Period is the Mid-Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer on or after the Determination Date in the month preceding the month of such Distribution Date but prior to the first day of the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month preceding the month of such Distribution Date; and

            (B) in the case where the Applicable Unscheduled Principal Receipt Period is the Prior Month Receipt Period and such Unscheduled Principal Receipt is received by the Servicer during the month preceding the month of such Distribution Date, the amount of interest that would have accrued at the Net Mortgage Interest Rate on the amount of such Unscheduled Principal Receipt from the day of its receipt or, if earlier, its application by the Servicer through the last day of the month in which such Unscheduled Principal Receipt is received.

            Subsidy Account: If the Trust Estate contains any Subsidy Loans, the deposit account or accounts created and maintained by the Servicer for deposit of Subsidy Funds and amounts payable under interest subsidy agreements relating to mortgage loans other than the Mortgage Loans.

            Subsidy Funds: If the Trust Estate contains any Subsidy Loans, funds contributed by the employer of a Mortgagor in order to reduce the payments required from the Mortgagor for a specified period in specified amounts.

            Subsidy Loan: Any Mortgage Loan subject to a temporary interest subsidy agreement pursuant to which the monthly interest payments made by the related Mortgagor will be less than the scheduled monthly interest payments on such Mortgage Loan, with the resulting difference in interest payments being provided by the employer of the Mortgagor. Each Subsidy Loan will be identified as such in the Mortgage Loan Schedule.

            Substitute Mortgage Loan: As defined in Section 2.02

            Substitution Principal Amount: With respect to any Mortgage Loan substituted in accordance with Section 2.02 or pursuant to Section 2.03 or 2.06, the excess of (x) the unpaid principal balance of the Mortgage Loan which is substituted for over (y) the unpaid principal balance of the Substitute Mortgage Loan, each balance being determined as of the date of substitution.

            Trust Estate: The corpus of the trust created by this Agreement, consisting of the Mortgage Loans (other than any Fixed Retained Yield), such amounts as may be held from time to time in the Certificate Account (other than any Fixed Retained Yield), the rights of the Trustee to receive the proceeds of all insurance policies and performance bonds, if any, required to be maintained hereunder or under the related Servicing Agreement, property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure and all other property and rights described in the first paragraph of Section 2.01.

            Trustee: Wachovia Bank, National Association, a national banking association with its principal office located in Charlotte, North Carolina, or any successor trustee appointed as herein provided.

            Type 1 Mortgage Loan: Any of the Group I Mortgage Loans identified in Exhibit F-1A hereto and any of the Group II Mortgage Loans identified in Exhibit F-1B hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Mid-Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Type 2 Mortgage Loan: Any of the Group I Mortgage Loans identified in Exhibit F-2 hereto hereto, as such Exhibit may be amended from time to time in connection with a substitution pursuant to Section 2.02 or 2.06, serviced under the WFHM Servicing Agreement and having a Prior Month Receipt Period with respect to all types of Unscheduled Principal Receipts.

            Uncertificated Lower-Tier Interest: Any of the Class I-A-L1 Interest, the Class I-A-L3 Interest, the Class II-A-L1 Interest, the Class I-A-LPO Interest, Class II-A-LPO Interest, the Class I-A-LUR Interest, the Class I-B-L1 Interest, the Class I-B-L2 Interest, the Class I-B-L3 Interest, the Class I-B-L4 Interest, the Class I-B-L5 Interest, the Class I-B-L6 Interest, the Class II-B-L1 Interest, the Class II-B-L2 Interest, the Class II-B-L3 Interest, the Class II-B-L4 Interest, the Class II-B-L5 Interest and the Class II-B-L6 Interest.

            Unpaid Interest Shortfalls: Each of the Class A Unpaid Interest Shortfalls, the Class I-B-1 Unpaid Interest Shortfall, the Class I-B-2 Unpaid Interest Shortfall, the Class I-B-3 Unpaid Interest Shortfall, the Class I-B-4 Unpaid Interest Shortfall, the Class I-B-5 Unpaid Interest Shortfall, the Class I-B-6 Unpaid Interest Shortfall, Class II-B-1 Unpaid Interest Shortfall, the Class II-B-2 Unpaid Interest Shortfall, the Class II-B-3 Unpaid Interest Shortfall, the Class II-B-4 Unpaid Interest Shortfall, the Class II-B-5 Unpaid Interest Shortfall and the Class II-B-6 Unpaid Interest Shortfall.

            Unscheduled Principal Receipt: Any Principal Prepayment or other recovery of principal on a Mortgage Loan, including, without limitation, Liquidation Proceeds, Net REO Proceeds, Recoveries and proceeds received from any condemnation award or proceeds in lieu of condemnation other than that portion of such proceeds released to the Mortgagor in accordance with the terms of the Mortgage or Prudent Servicing Practices, but excluding any Liquidation Profits and proceeds of a repurchase of a Mortgage Loan by the Seller and any Substitution Principal Amounts.

            Unscheduled Principal Receipt Period: Either a Mid-Month Receipt Period or a Prior Month Receipt Period.

            Upper-Tier Certificate: Any one of the Class A Certificates (other than the Class I-A-LR Certificate) and the Class B Certificates.

            Upper-Tier Certificate Account: The trust account established and maintained pursuant to Section 4.01(e).

            Upper-Tier REMIC: One of the two separate REMICs comprising the Trust Estate, the assets of which consist of the Uncertificated Lower-Tier Interests and such amounts as shall from time to time be held in the Upper-Tier Certificate Account.

            U.S. Person: As defined in Section 4.01(g).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, the Class I-A-2 Certificates will be entitled to 1% of the aggregate Voting Interest represented by all Certificates and each remaining Class of Certificates will be entitled to a pro rata portion of the remaining Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the sum of the Group I-A Principal Balance, the Group II-A Principal Balance, the Group I-B Principal Balance and the Group II-B Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            WFHM: Wells Fargo Home Mortgage, Inc., or its successor in interest.

            WFHM Correspondents: The entities listed on the Mortgage Loan Schedule, from which WFHM purchased the Mortgage Loans.

            WFHM Servicing Agreement: The Servicing Agreement providing for the servicing of the Mortgage Loans initially by WFHM.

            Section 1.02 Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Master Servicer in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and neither the Trustee, the Seller nor the Master Servicer shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Seller or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

            Section 1.03 Effect of Headings and Table of Contents.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            Section 1.04 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            Section 2.01 Conveyance of Mortgage Loans.

            The Seller, concurrently with the execution and delivery hereof, does hereby assign to the Trustee, without recourse all the right, title and interest of the Seller in and to (a) the Trust Estate, including all interest and principal received by the Seller on or with respect to the Mortgage Loans after the Cut-Off Date (and including scheduled payments of principal and interest due after the Cut-Off Date but received by the Seller on or before the Cut-Off Date and Unscheduled Principal Receipts received or applied on the Cut-Off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-Off Date), (b) the Insurance Policies, (c) the obligations of the Servicers under the Servicing Agreements with respect to the Mortgage Loans, (d) the right to receive amounts, if any, payable on behalf of any Mortgagor from the Subsidy Account relating to any Subsidy Loan, (e) all of the Seller's right, title and interest in and to the proceeds of the Letters of Credit, (f) the Assigned Letters of Credit and (g) proceeds of all the foregoing.

            In connection with such assignment, the Seller shall, with respect to each Mortgage Loan, deliver, or cause to be delivered, to the Custodian, on or before the Closing Date the following documents or instruments with respect to each Mortgage Loan.

            (i) The original Mortgage Note, endorsed in blank, with all prior and intervening endorsements as may be necessary to show a complete chain of endorsements. With respect to any Mortgage Loan as to which the original Mortgage Note has been permanently lost or destroyed and has not been replaced, a Lost Note Affidavit with a copy of the Mortgage Note;

            (ii) The original recorded Mortgage with evidence of recordation noted thereon or attached thereto, together with any addenda or riders thereto, or a copy of such recorded Mortgage with such evidence of recordation certified to be true and correct by the appropriate governmental recording office; or a copy of such recorded Mortgage with such evidence of recordation, or if the original Mortgage has been submitted for recordation but has not been returned from the applicable public recording office, a copy of the Mortgage certified by an officer of WFHM or the applicable WFHM Correspondent to be a true and correct copy of the original Mortgage submitted for recordation;

            (iii) For each MERS Mortgage Loan that is not a MOM Mortgage Loan, the original assignment showing MERS as the assignee of the Mortgage, with evidence of recording thereon or copies thereof certified by an officer of WFHM or the applicable WFHM Correspondent to have been submitted for recordation;

            (iv) A recorded original assignment of the related Mortgage from WFHM assigning the related Mortgage to the Trustee (which may be assigned in blank), certified by the recording office, or, if such assignment is in the process of being recorded, a copy of the related Mortgage transmitted for recordation certified by an officer of WFHM or applicable WFHM Correspondent to be a true and correct copy of such assignment submitted for recordation; provided, however, if recordation is not required as described below, an assignment in recordable form (which may be assigned in blank) with respect to the related Mortgage;

            (v) Each original recorded intervening assignment of the Mortgage as may be necessary to show a complete chain of title from the Mortgage Loan originator to WFHM, with evidence of recordation noted thereon or attached thereto, or a copy of such assignment with such evidence of recordation to be true and correct by the appropriate governmental recording office, or, if any such assignment has been submitted for recordation but has not been returned from the applicable public recording office or is not otherwise available, a copy of such assignment certified by an officer of WFHM or the applicable WFHM Correspondent to be a true and correct copy of the recorded assignment submitted for recordation;

            (vi) The original policy of the title insurance or certificate of title insurance or a written commitment to issue such a title insurance policy or certificate of title insurance, or a copy of such title insurance certified as true and correct by the applicable insurer or any attorney's certificate of title with an Officer's Certificate of WFHM or the applicable WFHM Correspondent that such attorney's certificate of title is customarily used in lieu of a title insurance policy in the jurisdiction in which the related mortgage property is located;

            (vii) The original of each assumption agreement, modification, written assurance or substitution agreement pertaining to such Mortgage Loan, if any, or, if such document is in the process of being recorded, a copy of such document, certified by an officer of WFHM or the applicable WFHM Correspondent of such Mortgage Loan or by the applicable title insurance company, closing agent, settlement agent, escrow agent or closing attorney to be a true and correct copy of such document transmitted for recordation, if any;

            (viii) For each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

            (a)   The loan security agreement;

            (b)   The stock certificate;

            (c)   The stock power, executed in blank;

            (d)   The executed proprietary lease;

            (e)   The executed recognition agreement;

            (f)   The executed assignment of recognition agreement;

            (g) The executed UCC-1 financing statement with evidence of recording thereon; and

            (h) The executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken chain from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation); and

            (ix) For each Letter of Credit (other than an Assigned Letter of Credit), such Letter of Credit executed by the Pledge Holder and for each Assigned Letter of Credit, the original advice of such Letter of Credit endorsed by the Pledge Holder and WFHM's notice of transfer (Exhibit A to the Letter of Credit) of beneficiary of such Letter of Credit to the Trustee.

            If any Mortgage or an assignment of a Mortgage to the Trustee or any prior assignment is in the process of being recorded on the Closing Date, the Seller shall use its best efforts to cause each such original recorded document or certified copy thereof to be delivered to the Custodian promptly following its recordation, but in no event later than one (1) year following the Closing Date. If any Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Master Servicer shall take all actions as are necessary to cause the Trust Estate to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The Seller shall also cause to be delivered to the Custodian any other original mortgage loan document included in the Owner Mortgage Loan File if a copy thereof has been delivered. The Seller shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate by reason of the failure of the Seller to cause to be delivered to the Custodian within one (1) year following the Closing Date any original Mortgage or assignment of a Mortgage (except with respect to any Mortgage recorded in the name of MERS) not delivered to the Custodian on the Closing Date.

            In lieu of recording an assignment of any Mortgage the Seller may, deliver or cause to be delivered to the Custodian the assignment of the Mortgage Loan to the Trustee in a form suitable for recordation, if (i) with respect to a particular state the Trustee has received an Opinion of Counsel acceptable to it that such recording is not required to make the assignment effective against the parties to the Mortgage or subsequent purchasers or encumbrances of the Mortgaged Property or (ii) the Seller has been advised by each Rating Agency that non-recordation in a state will not result in a reduction of the rating assigned by that Rating Agency at the time of initial issuance of the Certificates. In the event that the Custodian receives notice that recording is required to protect the right, title and interest of the Trustee in and to any such Mortgage Loan for which recordation of an assignment has not previously been required, the Custodian shall promptly notify the Trustee and the Custodian shall within five Business Days (or such other reasonable period of time mutually agreed upon by the Custodian and the Trustee) of its receipt of such notice deliver each previously unrecorded assignment to the related Servicer for recordation.

            Except where endorsements in blank are authorized, endorsements of any Mortgage Notes shall comply with the following format:

                                WITHOUT RECOURSE
                              PAY TO THE ORDER OF:

                     WACHOVIA BANK, NATIONAL ASSOCIATION, AS
                     TRUSTEE under the pooling and servicing
                          agreement dated as of [date].
                         and its successors and assigns,

                         Wells Fargo Home Mortgage, Inc.
                             [Signature of Officer]
                           [Officer's Name and Title]

            Except where assignments in blank are authorized or in the case of any Mortgage registered in the name of MERS, assignments of any Mortgage shall comply with the following:

                     WACHOVIA BANK, NATIONAL ASSOCIATION, AS
                                     TRUSTEE
                         and its successors and assigns

            Section 2.02 Acceptance by Custodian.

            Subject to the provisions of the following paragraph, pursuant to the Custodial Agreement, the Custodian, on behalf of the Trustee, will declare that it holds and will hold the documents delivered to it pursuant to Section
2.01 above and the other documents constituting a part of the Owner Mortgage Loan Files delivered to it in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. Upon execution of this Agreement, the Custodian will deliver to the Seller and the Trustee an initial certification in the form of Exhibit N hereto, to the effect that, except as may be specified in a list of exceptions attached thereto, it has received the original Mortgage Notes relating to each Mortgage Loan on the Mortgage Loan Schedule.

            The Custodian will review each Owner Mortgage Loan File within 45 days after execution of this Agreement. The Custodian will deliver no later than 30 days after completion of such review to the Seller and the Trustee a final certification in the form of Exhibit O hereto to the effect that, except as may be specified in a list of exceptions attached thereto, all required documents set forth in Section 2.01 have been executed and received and appear regular on their face, and that such documents relate to the Mortgage Loans identified in the Mortgage Loan Schedule based on a comparison of the Mortgage Loan identifying number, Mortgagor name and street address, and in so doing the Custodian may rely on the purported due execution and genuineness of any such document and on the purported genuineness of any signature thereon.

            If within such 45 day period the Custodian finds any document constituting a part of an Owner Mortgage Loan File not to have been executed or received or to be unrelated to the Mortgage Loans identified in the Mortgage Loan Schedule or not to appear regular on its face, the Custodian shall promptly (and in no event more than 30 days after completion of the review) notify the Trustee and the Trustee shall notify the Seller. The Seller shall have a period of 60 days after the date of such notice within which to correct or cure any such defect. The Seller hereby covenants and agrees that, if any material defect is not so corrected or cured, the Seller will, not later than 60 days after the Trustee's notice to it referred to above respecting such defect, either (i) repurchase the related Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (a) 100% of the unpaid principal balance of such Mortgage Loan plus (b) accrued interest at the Mortgage Interest Rate through the last day of the month in which such repurchase takes place or
(ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for any Mortgage Loan to which such material defect relates, a new mortgage loan (a "Substitute Mortgage Loan") having such characteristics so that the representations and warranties of the Seller set forth in Section 2.03(b) hereof (other than Section 2.03(b)(i)) would not have been incorrect had such Substitute Mortgage Loan originally been a Mortgage Loan. In no event shall any Substitute Mortgage Loan have an unpaid principal balance, as of the date of substitution, greater than the Scheduled Principal Balance (reduced by the scheduled payment of principal due on the Due Date in the month of substitution) of the Mortgage Loan for which it is substituted. In addition, such Substitute Mortgage Loan shall have a Loan-to-Value Ratio less than or equal to and a Net Mortgage Interest Rate equal to that of the Mortgage Loan for which it is substituted.

            In the case of a repurchased Mortgage Loan or property, the purchase price shall be deposited by the Seller in the Certificate Account maintained by the Master Servicer pursuant to Section 3.01. In the case of a Substitute Mortgage Loan, the Owner Mortgage Loan File relating thereto shall be delivered to the Custodian and the Substitution Principal Amount, together with (i) interest on such Substitution Principal Amount at the applicable Net Mortgage Interest Rate to the following Due Date of such Mortgage Loan which is being substituted for and (ii) an amount equal to the aggregate amount of unreimbursed Periodic Advances in respect of interest previously made by the Servicer, the Master Servicer or the Trustee with respect to such Mortgage Loan, shall be deposited in the Certificate Account. The Monthly Payment on the Substitute Mortgage Loan for the Due Date in the month of substitution shall not be part of the Trust Estate. Upon receipt by the Custodian of a Request for Release signed by an officer of the Seller, the Custodian shall release to the Seller the related Owner Mortgage Loan File. The Trustee shall execute and deliver such instrument of transfer or assignment (or, in the case of a Mortgage Loan registered in the name of MERS or its designee, the Master Servicer shall take all necessary action to reflect such assignment on the records of MERS), in each case without recourse, as shall be necessary to vest in the Seller legal and beneficial ownership of such substituted or repurchased Mortgage Loan or property. It is understood and agreed that the obligation of the Seller to substitute a new Mortgage Loan for or repurchase any Mortgage Loan or property as to which such a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to the Certificateholders or the Trustee on behalf of the Certificateholders. The failure of the Custodian to give the final certification or the Trustee to give any notice within the required time periods shall not affect or relieve the Seller's obligation to repurchase any Mortgage Loan pursuant to this Section 2.02.

            Section 2.03 Representations and Warranties of the Master Servicer and the Seller.

            (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement:

            (i) The Master Servicer is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Seller, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

            (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would affect its performance hereunder; and

            (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Owner Mortgage Loan Files to the Trustee or the Custodian.

            (b) The Seller hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Loans, or each Mortgage Loan, as the case may be:

            (i) The information set forth in the Mortgage Loan Schedule was true and correct in all material respects at the date or dates respecting which such information is furnished as specified in the Mortgage Loan Schedule;

            (ii) Immediately prior to the transfer and assignment contemplated herein, the Seller was the sole owner and holder of the Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature and has full right and authority to sell and assign the same;

            (iii) The Mortgage is a valid, subsisting and enforceable first lien on the property therein described, and the Mortgaged Property is free and clear of all encumbrances and liens having priority over the first lien of the Mortgage except for liens for real estate taxes and special assessments not yet due and payable and liens or interests arising under or as a result of any federal, state or local law, regulation or ordinance relating to hazardous wastes or hazardous substances, and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute or homeowners association fees; and if the Mortgaged Property consists of shares of a cooperative housing corporation, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation; and any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee or to the Custodian with, any Mortgage establishes in the Seller a valid and subsisting first lien on the property described therein and the Seller has full right to sell and assign the same to the Trustee;

            (iv) Neither the Seller nor any prior holder of the Mortgage or the related Mortgage Note has modified the Mortgage or the related Mortgage
      Note in any material respect, satisfied, canceled or subordinated the Mortgage in whole or in part, released the Mortgaged Property in whole or in part from the lien of the Mortgage, or executed any instrument of release, cancellation, modification or satisfaction, except in each case as is reflected in an agreement delivered to the Trustee or the Custodian pursuant to Section 2.01;

            (v) All taxes, governmental assessments, insurance premiums, and water, sewer and municipal charges, which previously became due and owing have been paid, or an escrow of funds has been established, to the extent permitted by law, in an amount sufficient to pay for every such item which remains unpaid; and the Seller has not advanced funds, or received any advance of funds by a party other than the Mortgagor, directly or indirectly (except pursuant to any Subsidy Loan arrangement) for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is later, to the day which precedes by thirty days the first Due Date under the related Mortgage Note;

            (vi) The Mortgaged Property is undamaged by water, fire, earthquake, earth movement other than earthquake, windstorm, flood, tornado or similar casualty (excluding casualty from the presence of hazardous wastes or hazardous substances, as to which the Seller makes no representations), so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended and to the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property;

            (vii) The Mortgaged Property is free and clear of all mechanics' and materialmen's liens or liens in the nature thereof; provided, however, that this warranty shall be deemed not to have been made at the time of the initial issuance of the Certificates if a title policy affording, in substance, the same protection afforded by this warranty is furnished to the Trustee by the Seller;

            (viii) Except for Mortgage Loans secured by Co-op Shares and Mortgage Loans secured by residential long-term leases, the Mortgaged Property consists of a fee simple estate in real property; all of the improvements which are included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property and no improvements on adjoining properties encroach upon the Mortgaged Property (unless insured against under the related title insurance policy); and to the best of the Seller's knowledge, the Mortgaged Property and all improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

            (ix) The Mortgage Loan meets, or is exempt from, applicable state or federal laws, regulations and other requirements, pertaining to usury, and the Mortgage Loan is not usurious;

            (x) To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

            (xi) All payments required to be made up to the Due Date immediately preceding the Cut-Off Date for such Mortgage Loan under the terms of the related Mortgage Note have been made and no Mortgage Loan had more than one delinquency in the 12 months preceding the Cut-Off Date;

            (xii) The Mortgage Note, the related Mortgage and other agreements executed in connection therewith are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law); and, to the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage has been duly and properly executed by the Mortgagor;

            (xiii) Each Mortgage Loan at the time it was originated complied in all material respects with applicable federal, state and local laws including, without limitation, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending laws and disclosure laws;

            (xiv) The proceeds of the Mortgage Loans have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with (except for escrow funds for exterior items which could not be completed due to weather and escrow funds for the completion of swimming pools); and all costs, fees and expenses incurred in making, closing or recording the Mortgage Loan have been paid, except recording fees with respect to Mortgages not recorded as of the Closing Date;

            (xv) The Mortgage Loan (except any Mortgage Loan secured by a Mortgaged Property located in any jurisdiction, as to which an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance is instead received) is covered by an American Land Title Association mortgagee title insurance policy or other generally acceptable form of policy or insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac insuring the originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the Mortgaged Property is located or specifically referred to in the appraisal performed in connection with the origination of the related Mortgage Loan, (C) liens created pursuant to any federal, state or local law, regulation or ordinance affording liens for the costs of clean-up of hazardous substances or hazardous wastes or for other environmental protection purposes and (D) such other matters to which like properties are commonly subject which do not individually, or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage; the Seller is the sole insured of such mortgagee title insurance policy, the assignment to the Trustee of the Seller's interest in such mortgagee title insurance policy does not require any consent of or notification to the insurer which has not been obtained or made, such mortgagee title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee, no claims have been made under such mortgagee title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgagee title insurance policy;

            (xvi) The Mortgaged Property securing each Mortgage Loan is insured by an insurer acceptable to Fannie Mae or Freddie Mac against loss by fire and such hazards as are covered under a standard extended coverage endorsement, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value of the Mortgaged Property and (C) the maximum amount of insurance which was available under the National Flood Insurance Act of 1968, as amended; and each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

            (xvii) To the best of the Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; the Seller has not waived any default, breach, violation or event of acceleration; and no foreclosure action is currently threatened or has been commenced with respect to the Mortgage Loan;

            (xviii) No Mortgage Note or Mortgage is subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject it to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

            (xix) Each Mortgage Note is payable in monthly payments, resulting in complete amortization of the Mortgage Loan over a term of not more than 360 months;

            (xx) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial foreclosure (subject to any limitation arising from any bankruptcy, insolvency or other law for the relief of debtors), and there is no homestead or other exemption available to the Mortgagor which would interfere with such right of foreclosure;

            (xxi) To the best of the Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

            (xxii) Each Mortgaged Property is located in the United States and consists of a one- to four-unit residential property, which may include a detached home, townhouse, condominium unit or a unit in a planned unit development or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements;

            (xxiii) The Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code;

            (xxiv) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence;

            (xxv) In the event that the Mortgagor is an inter vivos "living" trust, (i) such trust is in compliance with Fannie Mae or Freddie Mac standards for inter vivos trusts and (ii) holding title to the Mortgaged Property in such trust will not diminish any rights as a creditor including the right to full title to the Mortgaged Property in the event foreclosure proceedings are initiated;

            (xxvi) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or
      (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;

            (xxvii) No Mortgage Loan is a "high cost" loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination; and

            (xxviii) No Mortgage Loan is serviced by the Trustee or an affiliate of the Trustee.

            Notwithstanding the foregoing, no representations or warranties are made by the Seller as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, person or entity otherwise affiliated with the Seller authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Seller with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

            It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Owner Mortgage Loan Files to the Custodian and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by either the Seller, the Master Servicer, the Trustee or the Custodian that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and, except for a breach of the representation and warranty set forth in subsection
(b)(i), where such breach is a result of the Cut-Off Date Principal Balance of a Mortgage Loan being greater, by $5,000 or greater, than the Cut-Off Date Principal Balance of such Mortgage Loan indicated on the Mortgage Loan Schedule, that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Seller shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trust Estate at a price equal to (A) 100% of the unpaid principal balance of such Mortgage Loan plus (B) accrued interest at the Net Mortgage Interest Rate for such Mortgage Loan through the last day of the month in which such repurchase took place or (ii) if within two years of the Startup Day, or such other period permitted by the REMIC Provisions, substitute for such Mortgage Loan in the manner described in Section 2.02. In addition to the foregoing, if a breach of the representation set forth in clause (b)(xiii) of this Section 2.03 occurs as a result of a violation of an applicable predatory or abusive lending law, the Seller shall reimburse the Trust for all costs and damages including, but not limited to, reasonable attorneys' fees and costs, incurred by the Trust as a result of the violation of such law (such amount, the "Reimbursement Amount"). The purchase price of any repurchase described in this paragraph, the Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, and any Reimbursement Amount shall be deposited in the Certificate Account. It is understood and agreed, except with respect to the second preceding sentence, that the obligation of the Seller to repurchase or substitute for any Mortgage Loan or property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            Section 2.04 Execution and Delivery of Certificates.

            The Trustee acknowledges (i) the assignment to it of the Mortgage Loans and (ii) the issuance of and hereby declares that it holds the Uncertificated Lower-Tier Interests on behalf of the Upper-Tier REMIC and Certificateholders. The Trustee acknowledges the delivery of the Owner Mortgage Loan Files to it, and, concurrently with such delivery has executed and delivered to or upon the order of the Seller, in exchange for the Mortgage Loans and Uncertificated Lower-Tier Interests, together with all other assets included in the definition of "Trust Estate", receipt of which is hereby acknowledged, Certificates in authorized denominations which, together with the Uncertificated Lower-Tier Interests, evidence ownership of the entire Trust Estate.

            Section 2.05 Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date.

            The Seller hereby designates the Classes of Class A Certificates (other than the Class A-PO, Class I-A-R and Class I-A-LR Certificates), the Classes of Class B Certificates and two components of the Class A-PO Certificates as classes of "regular interests" and the Class I-A-R Certificate as the single class of "residual interest" in the Upper-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Seller hereby further designates the Class I-A-L1 Interest, Class I-A-L3 Interest, Class II-A-L1 Interest, Class I-A-LPO Interest, Class II-A-LPO Interest, Class I-A-LUR Interest, Class I-B-L1 Interest, Class I-B-L2 Interest, Class I-B-L3 Interest, Class I-B-L4 Interest, Class I-B-L5 Interest, Class I-B-L6 Interest, Class II-B-L1 Interest, Class II-B-L2 Interest, Class II-B-L3 Interest, Class II-B-L4 Interest, Class II-B-L5 Interest and Class II-B-L6 Interest as classes of "regular interests" and the Class I-A-LR Certificate as the single class of "residual interest" in the Lower-Tier REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of each of the Upper-Tier REMIC and Lower-Tier REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the Upper-Tier REMIC and the Lower-Tier REMIC is August 25, 2033 for purposes of Code Section 860G(a)(1).

            Section 2.06 Optional Substitution of Mortgage Loans.

            During the three-month period beginning on the Startup Date, the Seller shall have the right, but not the obligation, in its sole discretion for any reason, to substitute for any Group I or Group II Mortgage Loan a Substitute Mortgage Loan meeting the requirements of Section 2.02. Any such substitution shall be carried out in the manner described in Section 2.02. The Substitution Principal Amount, if any, plus accrued interest thereon and the other amounts referred to in Section 2.02, shall be deposited in the Certificate Account.

                                   ARTICLE III

                  ADMINISTRATION OF THE TRUST ESTATE; SERVICING
                              OF THE MORTGAGE LOANS

            Section 3.01 Certificate Account.

            (a) The Master Servicer shall establish and maintain a separate Certificate Account for the deposit of funds received by the Master Servicer with respect to the Mortgage Loans serviced by each Servicer pursuant to each of the Servicing Agreements. Such account shall be maintained as an Eligible Account. The Master Servicer shall give notice to each Servicer and the Seller of the location of the Certificate Account and of any change in the location thereof.

            (b) The Master Servicer shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it from any Servicer pursuant to any of the Servicing Agreements and amounts received from draws on any of Letters of Credit and shall, in addition, deposit into the Certificate Account the following amounts, in the case of amounts specified in clause (i), not later than the Distribution Date on which such amounts are required to be distributed to Certificateholders and, in the case of the amounts specified in clause (ii), not later than the Business Day next following the day of receipt and posting by the Master Servicer:

            (i) Periodic Advances pursuant to Section 3.03(a) made by the Master Servicer or the Trustee, if any, and any amounts deemed received by the Master Servicer pursuant to Section 3.01(d); and

            (ii) in the case of any Mortgage Loan that is repurchased by the Seller pursuant to Section 2.02, 2.03 or 3.08 or that is auctioned by the Master Servicer pursuant to Section 3.08 or purchased by the Master Servicer pursuant to Section 3.08 or 9.01, the purchase price therefor or, where applicable, any Substitution Principal Amount and any amounts received in respect of the interest portion of unreimbursed Periodic Advances.

            (c) The Master Servicer shall cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Master Servicer has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause either of the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date shall be invested for the account of the Master Servicer and any investment income thereon shall be additional compensation to the Master Servicer for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized, without any right of reimbursement therefor from the Trust Estate.

            (d) For purposes of this Agreement, the Master Servicer will be deemed to have received from a Servicer on the applicable Remittance Date for such funds all amounts deposited by such Servicer into the Custodial Account for P&I maintained in accordance with the applicable Servicing Agreement, if such Custodial Account for P&I is not an Eligible Account as defined in this Agreement, to the extent such amounts are not actually received by the Master Servicer on such Remittance Date as a result of the bankruptcy, insolvency, receivership or other financial distress of the depository institution in which such Custodial Account for P&I is being held. To the extent that amounts so deemed to have been received by the Master Servicer are subsequently remitted to the Master Servicer, the Master Servicer shall be entitled to retain such amounts.

            Section 3.02 Permitted Withdrawals from the Certificate Account.

            (a) The Master Servicer may, from time to time, make withdrawals from the Certificate Account for the following purposes (limited, in the case of Servicer reimbursements, to cases where funds in the respective Custodial P&I Account are not sufficient therefor):

            (i) to reimburse the Master Servicer, the Trustee or any Servicer for Periodic Advances made by the Master Servicer or the Trustee pursuant to Section 3.03(a) or any Servicer pursuant to any Servicing Agreement with respect to previous Distribution Dates, such right to reimbursement pursuant to this subclause (i) being limited to amounts received on or in respect of particular Mortgage Loans (including, for this purpose, Liquidation Proceeds, REO Proceeds and proceeds from the purchase, sale, repurchase or substitution of Mortgage Loans pursuant to Section 2.02, 2.03, 2.06, 3.08 or 9.01) respecting which any such Periodic Advance was made;

            (ii) to reimburse any Servicer, the Master Servicer or the Trustee for any Periodic Advances determined in good faith to have become Nonrecoverable Advances provided, however, that any portion of Nonrecoverable Advances representing Fixed Retained Yield shall be reimbursable only from amounts constituting Fixed Retained Yield and not from the assets of the Trust Estate;

            (iii) to reimburse the Master Servicer or any Servicer from Liquidation Proceeds for Liquidation Expenses and for amounts expended by the Master Servicer or any Servicer pursuant hereto or to any Servicing Agreement, respectively, in good faith in connection with the restoration of damaged property or for foreclosure expenses;

            (iv) from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, to pay the Master Servicing Fee with respect to such Mortgage Loan to the Master Servicer;

            (v) to reimburse the Master Servicer, any Servicer or the Trustee (or, in certain cases, the Seller) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 3.03(c), 3.03(d) or 6.03 or the second sentence of Section 8.13(a) or pursuant to such Servicer's Servicing Agreement, provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (vi) to pay to the Seller or other purchaser with respect to each Mortgage Loan or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 2.02, 2.03 or 2.06 or auctioned pursuant to Section 3.08 or to pay to the Master Servicer with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 3.08 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price or Scheduled Principal Balance was determined;

            (vii) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (viii) to pay to the Master Servicer any interest earned on or investment income with respect to funds in the Certificate Account;

            (ix) to pay to the Master Servicer or any Servicer out of Liquidation Proceeds allocable to interest the amount of any unpaid Master Servicing Fee or Servicing Fee (as adjusted pursuant to the related Servicing Agreement) and any unpaid assumption fees, late payment charges or other Mortgagor charges on the related Mortgage Loan;

            (x) to pay to the Master Servicer as additional master servicing compensation any Liquidation Profits which a Servicer is not entitled to pursuant to the applicable Servicing Agreement;

            (xi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein;

            (xii) to clear and terminate the Certificate Account pursuant to
      Section 9.01; and

            (xiii) to pay to WFHM from any Mortgagor payment on account of interest or other recovery (including Net REO Proceeds) with respect to a particular Mortgage Loan, the Fixed Retained Yield, if any, with respect to such Mortgage Loan; provided, however, that with respect to any payment of interest received by the Master Servicer in respect of a Mortgage Loan (whether paid by the Mortgagor or received as Liquidation Proceeds, Insurance Proceeds or otherwise) which is less than the full amount of interest then due with respect to such Mortgage Loan, only that portion of such payment of interest that bears the same relationship to the total amount of such payment of interest as the Fixed Retained Yield Rate, if any, in respect of such Mortgage Loan bears to the Mortgage Interest Rate shall be allocated to the Fixed Retained Yield with respect thereto.

            (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account.

            Section 3.03 Advances by Master Servicer and Trustee.

            (a) In the event an Other Servicer fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the related Other Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Master Servicer shall make Periodic Advances to the extent provided hereby. In addition, if under the terms of an Other Servicing Agreement, the applicable Servicer is not required to make Periodic Advances on a Mortgage Loan or REO Mortgage Loan through the liquidation of such Mortgage Loan or REO Mortgage Loan, the Master Servicer to the extent provided hereby shall make the Periodic Advances thereon during the period the Servicer is not obligated to do so. In the event WFHM fails to make any required Periodic Advances of principal and interest on a Mortgage Loan as required by the WFHM Servicing Agreement prior to the Distribution Date occurring in the month during which such Periodic Advance is due, the Trustee shall, to the extent required by Section 8.14, make such Periodic Advance to the extent provided hereby, provided that the Trustee has previously received the certificate of the Master Servicer described in the following sentence. The Master Servicer shall certify to the Trustee with respect to any such Distribution Date (i) the amount of Periodic Advances required of WFHM or such Other Servicer, as the case may be, (ii) the amount actually advanced by WFHM or such Other Servicer, (iii) the amount that the Trustee or Master Servicer is required to advance hereunder including any amount the Master Servicer is required to advance pursuant to the second sentence of this Section 3.03(a) and (iv) whether the Master Servicer has determined that it reasonably believes that such Periodic Advance is a Nonrecoverable Advance. Amounts advanced by the Trustee or Master Servicer shall be deposited in the Certificate Account on the related Distribution Date. Notwithstanding the foregoing, neither the Master Servicer nor the Trustee will be obligated to make a Periodic Advance that it reasonably believes to be a Nonrecoverable Advance. The Trustee may conclusively rely for any determination to be made by it hereunder upon the determination of the Master Servicer as set forth in its certificate.

            (b) To the extent an Other Servicer fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the related Other Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of the Servicer, advance such funds and take such steps as are necessary to pay such taxes or insurance premiums. To the extent WFHM fails to make an advance on account of the taxes or insurance premiums with respect to a Mortgage Loan required pursuant to the WFHM Servicing Agreement, the Master Servicer shall, if the Master Servicer knows of such failure of WFHM, certify to the Trustee that such failure has occurred. Upon receipt of such certification, the Trustee shall advance such funds and take such steps as are necessary to pay such taxes or insurance premiums.

            (c) The Master Servicer and the Trustee shall each be entitled to be reimbursed from the Certificate Account for any Periodic Advance made by it under Section 3.03(a) to the extent described in Section 3.02(a)(i) and (a)(ii). The Master Servicer and the Trustee shall be entitled to be reimbursed pursuant to Section 3.02(a)(v) for any advance by it pursuant to Section 3.03(b). The Master Servicer shall diligently pursue restoration of such amount to the Certificate Account from the related Servicer. The Master Servicer shall, to the extent it has not already done so, upon the request of the Trustee, withdraw from the Certificate Account and remit to the Trustee any amounts to which the Trustee is entitled as reimbursement pursuant to Section 3.02 (a)(i), (ii) and
(v).

            (d) Except as provided in Section 3.03(a) and (b), neither the Master Servicer nor the Trustee shall be required to pay or advance any amount which any Servicer was required, but failed, to deposit in the Certificate Account.

            Section 3.04 Custodian to Cooperate; Release of Owner Mortgage Loan Files.

            In connection with the deposit by a Servicer into the Certificate Account of the proceeds from a Liquidated Loan or of a Prepayment in Full, the Master Servicer or applicable Servicer shall confirm to the Trustee that all amounts required to be remitted to the Certificate Account in connection with such Mortgage Loan have been so deposited, and the Master Servicer or applicable Servicer shall deliver two copies of such Request for Release to the Custodian. The Custodian shall, within five Business Days of its receipt of such a Request for Release, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer, as requested by the Master Servicer or such Servicer. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account.

            From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including but not limited to, collection under any insurance policies, or to effect a partial release of any Mortgaged Property from the lien of the Mortgage, the Servicer of such Mortgage Loan shall deliver to the Master Servicer or Custodian two copies of a Request for Release in hard copy or in electronic format acceptable to the Custodian. Upon the Master Servicer's receipt of any such Request for Release, the Master Servicer shall promptly forward such request in hard copy or in electronic format acceptable to the Custodian to the Custodian. The Custodian shall, within five Business Days, release the related Owner Mortgage Loan File to the Master Servicer or such Servicer. Any such Request for Release shall obligate the Master Servicer or such Servicer, as the case may be, to return the Owner Mortgage Loan File to the Custodian by the twenty-first day following the release thereof, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Owner Mortgage Loan File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. Upon receipt of two copies of a Request for Release stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation which are required to be deposited into the Certificate Account have been so deposited, or that such Mortgage Loan has become an REO Mortgage Loan, the Custodian shall amend its records.

            Upon written certification of the Master Servicer or the Servicer pursuant to clause (ii) of the preceding paragraph, the Trustee shall execute and deliver to the Master Servicer or such Servicer, as directed by the Master Servicer, court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure proceeding or trustee's sale.

            Section 3.05 Reports to the Trustee; Annual Compliance Statements.

            (a) Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a statement setting forth the status of the Certificate Account as of the close of business on such Distribution Date stating that all distributions required to be made by the Master Servicer under this Agreement have been made (or, if any required distribution has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from such account for each category of deposit and withdrawal specified in Sections 3.01 and 3.02. Such statement may be in the form of the then current Fannie Mae monthly accounting report for its Guaranteed Mortgage Pass-Through Program with appropriate additions and changes, and shall also include information as to the aggregate unpaid principal balance of all of the Mortgage Loans as of the close of business as of the last day of the calendar month immediately preceding such Distribution Date. Copies of such statement shall be provided by the Trustee to any Certificateholder upon written request, provided such statement is delivered, or caused to be delivered, by the Master Servicer to the Trustee. Not later than 15 days after each Distribution Date, the Master Servicer shall deliver to the Trustee a report identifying (i) all requests made by Servicers for the release of documents by the Custodian during the immediately preceding calendar month and (ii) all documents released by the Custodian during the immediately preceding calendar month.

            (b) The Master Servicer shall deliver to the Trustee on or before April 30 of each year, a certificate signed by an officer of the Master Servicer, certifying that (i) such officer has reviewed the activities of the Master Servicer during the preceding calendar year or portion thereof and its performance under this agreement and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, and, (iii)
(A) the Master Servicer has received from each Servicer any financial statements, officer's certificates, accountant's statements or other information required to be provided to the Master Servicer pursuant to the related Servicing Agreement and (B) to the best of such officer's knowledge, based on a review of the information provided to the Master Servicer by each Servicer as described in
(iii)(A) above, each Servicer has performed and fulfilled its duties, responsibilities and obligations under the related Servicing Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof. Copies of such officers' certificate shall be provided by the Trustee to any Certificateholder upon written request provided such certificate is delivered, or caused to be delivered, by the Master Servicer to the Trustee.

            Section 3.06 Title, Management and Disposition of Any REO Mortgage Loan.

            The Master Servicer shall ensure that each REO Mortgage Loan is administered by the related Servicer at all times so that it qualifies as "foreclosure property" under the REMIC Provisions and that it does not earn any "net income from foreclosure property" which is subject to tax under the REMIC Provisions. In the event that a Servicer is unable to dispose of any REO Mortgage Loan within the period mandated by each of the Servicing Agreements, the Master Servicer shall monitor such Servicer to verify that such REO Mortgage Loan is auctioned to the highest bidder within the period so specified. In the event of any such sale of REO Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such sale or auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the REO Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Master Servicer nor any Servicer, acting on behalf of the Trust Estate, shall provide financing from the Trust Estate to any purchaser of an REO Mortgage Loan.

            Section 3.07 Amendments to Servicing Agreements, Modification of Standard Provisions.

            (a) Subject to the prior written consent of the Trustee pursuant to
Section 3.07(b), the Master Servicer from time to time may, to the extent permitted by the applicable Servicing Agreement, make such modifications and amendments to such Servicing Agreement as the Master Servicer deems necessary or appropriate to confirm or carry out more fully the intent and purpose of such Servicing Agreement and the duties, responsibilities and obligations to be performed by the Servicer thereunder. Such modifications may only be made if they are consistent with the REMIC Provisions, as evidenced by an Opinion of Counsel. Prior to the issuance of any modification or amendment, the Master Servicer shall deliver to the Trustee such Opinion of Counsel and an Officer's Certificate setting forth (i) the provision that is to be modified or amended,
(ii) the modification or amendment that the Master Servicer desires to issue and
(iii) the reason or reasons for such proposed amendment or modification.

            (b) The Trustee shall consent to any amendment or supplement to a Servicing Agreement proposed by the Master Servicer pursuant to Section 3.07(a), which consent and amendment shall not require the consent of any Certificateholder if it is (i) for the purpose of curing any mistake or ambiguity or to further effect or protect the rights of the Certificateholders or (ii) for any other purpose, provided such amendment or supplement for such other purpose cannot reasonably be expected to adversely affect Certificateholders. The lack of reasonable expectation of an adverse effect on Certificateholders may be established through the delivery to the Trustee of (i) an Opinion of Counsel to such effect or (ii) written notification from each Rating Agency to the effect that such amendment or supplement will not result in reduction of the current rating assigned by that Rating Agency to the Certificates. Notwithstanding the two immediately preceding sentences, the Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

            (c)(i) Notwithstanding anything to the contrary in this Section 3.07, the Master Servicer from time to time may, without the consent of any Certificateholder or the Trustee, enter into an amendment (A) to an Other Servicing Agreement for the purpose of (i) eliminating or reducing Month End Interest and (ii) providing for the remittance of Full Unscheduled Principal Receipts by the applicable Servicer to the Master Servicer not later than the 24th day of each month (or if such day is not a Business Day, on the previous Business Day) or (B) to the WFHM Servicing Agreement for the purpose of changing the applicable Remittance Date to the 18th day of each month (or if such day is not a Business Day, on the previous Business Day).

            (ii) The Master Servicer may direct WFHM to enter into an amendment to the WFHM Servicing Agreement for the purposes described in Sections 3.07(c)(i)(B) and 10.01(b)(iii).

            Section 3.08 Oversight of Servicing.

            The Master Servicer shall supervise, monitor and oversee the servicing of the Mortgage Loans by each Servicer and the performance by each Servicer of all services, duties, responsibilities and obligations that (including the obligation to maintain an Errors and Omissions Policy and Fidelity Bond) are to be observed or performed by the Servicer under its respective Servicing Agreement. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices and with the Trustee's and the Certificateholders' reliance on the Master Servicer, and in a manner consistent with the terms and provisions of any insurance policy required to be maintained by the Master Servicer or any Servicer pursuant to this Agreement or any Servicing Agreement. The Master Servicer acknowledges that prior to taking certain actions required to service the Mortgage Loans, each Servicing Agreement provides that the Servicer thereunder must notify, consult with, obtain the consent of or otherwise follow the instructions of the Master Servicer. The Master Servicer is also given authority to waive compliance by a Servicer with certain provisions of its Servicing Agreement. In each such instance, the Master Servicer shall promptly instruct such Servicer or otherwise respond to such Servicer's request. In no event will the Master Servicer instruct such Servicer to take any action, give any consent to action by such Servicer or waive compliance by such Servicer with any provision of such Servicer's Servicing Agreement if any resulting action or failure to act would be inconsistent with the requirements of the Rating Agencies that rated the Certificates or would otherwise have an adverse effect on the Certificateholders. Any such action or failure to act shall be deemed to have an adverse effect on the Certificateholders if such action or failure to act either results in (i) the downgrading of the rating assigned by any Rating Agency to the Certificates, (ii) the loss by the Upper-Tier REMIC or the Lower-Tier REMIC of REMIC status for federal income tax purposes or (iii) the imposition of any Prohibited Transaction Tax or any federal taxes on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer shall have full power and authority in its sole discretion to take any action with respect to the Trust Estate as may be necessary or advisable to avoid the circumstances specified including clause (ii) or (iii) of the preceding sentence.

            For the purposes of determining whether any modification of a Mortgage Loan shall be permitted by the Master Servicer, such modification shall be construed as a substitution of the modified Mortgage Loan for the Mortgage Loan originally deposited in the Trust Estate if it would be a "significant modification" within the meaning of Section 1.860G-2(b) of the regulations of the U.S. Department of the Treasury. No modification shall be approved unless
(i) the modified Mortgage Loan would qualify as a Substitute Mortgage Loan under
Section 2.02 and (ii) with respect to any modification that occurs more than three months after the Closing Date and is not the result of a default or a reasonably foreseeable default under the Mortgage Loan, there is delivered to the Trustee an Opinion of Counsel (at the expense of the party seeking to modify the Mortgage Loan) to the effect that such modification would not be treated as giving rise to a new debt instrument for federal income tax purposes as described in the preceding sentence; provided however that no such Opinion of Counsel need be delivered if the sole purpose of the modification is to reduce the Monthly Payment on a Mortgage Loan as a result of a Curtailment such that the Mortgage Loan is fully amortized by its original maturity date.

            During the term of this Agreement, the Master Servicer shall consult fully with each Servicer as may be necessary from time to time to perform and carry out the Master Servicer's obligations hereunder and otherwise exercise reasonable efforts to encourage such Servicer to perform and observe the covenants, obligations and conditions to be performed or observed by it under its Servicing Agreement.

            The relationship of the Master Servicer to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

            The Master Servicer shall administer the Trust Estate on behalf of the Trustee and shall have full power and authority, acting alone or (subject to Section 6.06) through one or more subcontractors, to do any and all things in connection with such administration which it may deem necessary or desirable. Upon the execution and delivery of this Agreement, and from time to time as may be required thereafter, the Trustee shall furnish the Master Servicer or its subcontractors with any powers of attorney and such other documents as may be necessary or appropriate to enable the Master Servicer to carry out its administrative duties hereunder.

            The Seller shall have a limited option to repurchase any defaulted Mortgage Loan or REO Mortgage Loan during the following time periods: (i) beginning on the first day of the second month following the month in which the Master Servicer has reported that a Servicer has initiated foreclosure proceedings with respect to such a defaulted Mortgage Loan, with such repurchase option expiring on the last day of such second following month; (ii) beginning on the first day of the second month following the month in which the Master Servicer has reported that such defaulted Mortgage Loan has become an REO Mortgage Loan, with such repurchase option expiring on the last day of such second following month; and (iii) beginning on the day on which a Servicer accepts a contractual commitment by a third party to purchase the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan, with such repurchase option expiring on the earlier of the last day of the month in which such contractual commitment was accepted by the Servicer or the day immediately prior to the day on which the closing occurs with respect to such third party purchase of the Mortgaged Property related to the defaulted Mortgage Loan or REO Mortgage Loan. The Seller shall be entitled to repurchase at its option any Mortgage Loan in the Trust Estate which, pursuant to paragraph 5(b) of the Mortgage Loan Purchase Agreement, WFHM requests the Seller to repurchase and to sell to WFHM to facilitate the exercise of WFHM's rights against the originator or a prior holder of such Mortgage Loan. The purchase price for any Mortgage Loan repurchased pursuant to this paragraph shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate for such Mortgage Loan, through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Master Servicer shall provide to the Trustee the certification required by
Section 3.04 and the Trustee and the Custodian, if any, shall promptly release to the Seller the Owner Mortgage Loan File relating to the Mortgage Loan being repurchased.

            In the event that (i) the Master Servicer determines at any time that, notwithstanding the representations and warranties set forth in Section 2.03(b), any Mortgage Loan is not a "qualified mortgage" within the meaning of
Section 860G of the Code and (ii) the Master Servicer is unable to enforce the obligation of the Seller to purchase such Mortgage Loan pursuant to Section 2.02 within two months of such determination, the Master Servicer shall cause such Mortgage Loan to be auctioned to the highest bidder and sold out of the Trust Estate no later than the date 90 days after such determination. In the event of any such sale of a Mortgage Loan, the Custodian shall, at the written request of the Master Servicer and upon being supported with appropriate forms therefor, within five Business Days of the deposit by the Master Servicer of the proceeds of such auction into the Certificate Account, release or cause to be released to the entity identified by the Master Servicer the related Owner Mortgage Loan File and Servicer Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the auction purchaser title to the Mortgage Loan and the Custodian shall have no further responsibility with regard to such Owner Mortgage Loan File or Servicer Mortgage Loan File. Neither the Trustee, the Custodian, the Master Servicer nor any Servicer, acting on behalf of the Trustee, shall provide financing from the Trust Estate to any purchaser of a Mortgage Loan.

            The Master Servicer, on behalf of the Trustee, shall, pursuant to the Servicing Agreements, object to the foreclosure upon, or other related conversion of the ownership of, any Mortgaged Property by the related Servicer if (i) the Master Servicer believes such Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances or (ii) such Servicer does not agree to administer such Mortgaged Property, once the related Mortgage Loan becomes an REO Mortgage Loan, in a manner which would not result in a federal tax being imposed upon the Trust Estate or the Upper-Tier REMIC or the Lower-Tier REMIC.

            The Master Servicer may enter into a special servicing agreement with an unaffiliated holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates and/or other subordinated mortgage pass-through certificates, such agreement to be substantially in the form of Exhibit M hereto or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into of such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the Master Servicer to instruct a Servicer to the extent provided in the applicable Servicing Agreement to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures.

            Section 3.09 Termination and Substitution of Servicing Agreements.

            Upon the occurrence of any event for which a Servicer may be terminated pursuant to its Servicing Agreement, the Master Servicer shall promptly deliver to the Seller and the Trustee an Officer's Certificate certifying that an event has occurred which may justify termination of such Servicing Agreement, describing the circumstances surrounding such event and recommending what action should be taken by the Trustee with respect to such Servicer. If the Master Servicer recommends that such Servicing Agreement be terminated, the Master Servicer's certification must state that the breach is material and not merely technical in nature. Upon written direction of the Master Servicer, based upon such certification, the Trustee shall promptly terminate such Servicing Agreement. Notwithstanding the foregoing, in the event that (i) WFHM fails to make any advance, as a consequence of which the Trustee is obligated to make an advance pursuant to Section 3.03 and (ii) the Trustee provides WFHM written notice of the failure to make such advance and such failure shall continue unremedied for a period of 15 days after receipt of such notice, the Trustee shall terminate the WFHM Servicing Agreement without the recommendation of the Master Servicer. The Master Servicer shall indemnify the Trustee and hold it harmless from and against any and all claims, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees) arising out of, or assessed against the Trustee in connection with termination of such Servicing Agreement at the direction of the Master Servicer. If the Trustee terminates such Servicing Agreement, the Trustee may enter into a substitute Servicing Agreement with the Master Servicer or, at the Master Servicer's nomination, with another mortgage loan service company acceptable to the Trustee, the Master Servicer and each Rating Agency under which the Master Servicer or such substitute servicer, as the case may be, shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such terminated Servicing Agreement. Until such time as the Trustee enters into a substitute servicing agreement with respect to the Mortgage Loans previously serviced by such Servicer, the Master Servicer shall assume, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under its terminated Servicing Agreement. However, in no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to advance payments of principal and interest on a delinquent Mortgage Loan in excess of the Master Servicer's independent Periodic Advance obligation under Section 3.03 of this Agreement. As compensation for the Master Servicer of any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any servicing compensation to which a Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

            Section 3.10 Application of Net Liquidation Proceeds.

            For all purposes under this agreement, Net Liquidation Proceeds received from a Servicer shall be allocated first to accrued and unpaid interest on the related Mortgage Loan and then to the unpaid principal balance thereof.

            Section 3.11 Act Reports.

            The Master Servicer shall, on behalf of the Seller, make all filings required to be made by the Seller with respect to the Class A Certificates and the Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates pursuant to the Securities Exchange Act of 1934, as amended. The Master Servicer shall file directly with the Securities and Exchange Commission the certification required under the Sarbanes-Oxley Act of 2002, which shall be signed by a senior officer in charge of the master servicing function of the Master Servicer.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            Section 4.01 Distributions.

            (a) (i) On each Distribution Date, the Group I Pool Distribution Amount and the Group II Pool Distribution Amount will be applied in the following amounts to Group I and Group II, respectively, to the extent the Group I Pool Distribution Amount and the Group II Pool Distribution Amount are sufficient therefor, in the manner and in the order of priority as follows, subject to adjustment in accordance with Section 4.01(b)(iii) below:

            first, (A) to the Classes of Group I-A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Group I-A Interest Accrual Amount with respect to such Distribution Date; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of interest to a Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group I-A Certificates, in accordance with Section 4.01(b); or (B) to the Classes of Group II-A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Group II-A Interest Accrual Amount with respect to such Distribution Date;

            second, (A) to the Classes of Group I-A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Group I-A Unpaid Interest Shortfall; provided that prior to the applicable Accretion Termination Date, an amount equal to the amount that would otherwise be distributable in respect of unpaid interest shortfalls to a Class of Accrual Certificates pursuant to this provision will instead be distributed in reduction of the Principal Balances of certain Classes of Group I-A Certificates, in accordance with Section 4.01(b) or (B) to the Classes of Group II-A Certificates, pro rata, based upon their respective Class A Unpaid Interest Shortfalls, in an aggregate amount up to the Aggregate Group II-A Unpaid Interest Shortfall;

            third, (A) concurrently, to the Group I-A Certificates (other than the Class A-PO Certificates with respect to the Class I-A-PO Component) and the Class I-A-PO Component, pro rata, based on their respective Group I-A Non-PO Optimal Principal Amount and Class I-A-PO Optimal Principal Amount, (1) to the Classes of Group I-A Certificates (other than the Class A-PO Certificates with respect to the Class I-A-PO Component), in an aggregate amount up to the Group I-A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b)(i) or Section 4.01(c), as applicable, and (2) to the Class A-PO Certificates with respect to the Class I-A-PO Component in an amount up to the Class I-A-PO Optimal Principal Amount; or (B) concurrently, to the Group II-A Certificates (other than the Class A-PO Certificates with respect to the Class II-A-PO Component) and the Class II-A-PO Component, pro rata, based on their respective Group II-A Non-PO Optimal Principal Amount and Class II-A-PO Optimal Principal Amount, (1) to the Classes of Group II-A Certificates (other than the Class A-PO Certificates with respect to the Class II-A-PO Component), in an aggregate amount up to the Group II-A Non-PO Optimal Principal Amount, such distribution to be allocated among such Classes in accordance with Section 4.01(b)(ii) or Section 4.01(c), as applicable, and (2) to the Class II-A-PO Component in an amount up to the Class II-A-PO Optimal Principal Amount;

            fourth, (A) to the Class A-PO Certificates with respect to the Class I-A-PO Component in an amount up to the Class A-PO Deferred Amount for such Component from amounts otherwise distributable (without regard to this Paragraph fourth clause (A)) first to the Class I-B-6 Certificates pursuant to Paragraph twenty-second clause (A) below, second to the Class I-B-5 Certificates pursuant to Paragraph nineteenth clause (A) below, third to the Class I-B-4 Certificates pursuant to Paragraph sixteenth clause (A) below, fourth to the Class I-B-3 Certificates pursuant to Paragraph thirteenth clause (A) below, fifth to the Class I-B-2 Certificates pursuant to Paragraph tenth clause (A) below, and sixth to the Class I-B-1 Certificates pursuant to Paragraph seventh clause (A) below or (B) to the Class II-A-PO Certificates in an amount up to the Class II-A-PO Deferred Amount from amounts otherwise distributable (without regard to this Paragraph fourth clause (B)) first to the Class II-B-6 Certificates pursuant to Paragraph twenty-second clause (B) below, second to the Class II-B-5 Certificates pursuant to Paragraph nineteenth clause (B) below, third to the Class II-B-4 Certificates pursuant to Paragraph sixteenth clause (B) below, fourth to the Class II-B-3 Certificates pursuant to Paragraph thirteenth clause
(B) below, fifth to the Class II-B-2 Certificates pursuant to Paragraph tenth clause (B) below, and sixth to the Class II-B-1 Certificates pursuant to Paragraph seventh clause (B) below;

            fifth, (A) to the Class I-B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class I-B-1 Certificates with respect to such Distribution Date or (B) to the Class II-B-1 Certificates, in an amount up to the Interest Accrual Amount for the Class II-B-1 Certificates with respect to such Distribution Date;

            sixth, (A) to the Class I-B-1 Certificates in an amount up to the Class I-B-1 Unpaid Interest Shortfall or (B) to the Class II-B-1 Certificates in an amount up to the Class II-B-1 Unpaid Interest Shortfall;

            seventh, (A) to the Class I-B-1 Certificates in an amount up to the Class I-B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-1 Certificates pursuant to this Paragraph seventh clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-1 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or (B) to the Class II-B-1 Certificates in an amount up to the Class II-B-1 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-1 Certificates pursuant to this Paragraph seventh clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-1 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above;

            eighth, (A) to the Class I-B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class I-B-2 Certificates with respect to such Distribution Date or (B) to the Class II-B-2 Certificates, in an amount up to the Interest Accrual Amount for the Class II-B-2 Certificates with respect to such Distribution Date;

            ninth, (A) to the Class I-B-2 Certificates in an amount up to the Class I-B-2 Unpaid Interest Shortfall or (B) to the Class II-B-2 Certificates in an amount up to the Class II-B-2 Unpaid Interest Shortfall;

            tenth, (A) to the Class I-B-2 Certificates in an amount up to the Class I-B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-2 Certificates, pursuant to this Paragraph tenth clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-2 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or (B) to the Class II-B-2 Certificates in an amount up to the Class II-B-2 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-2 Certificates pursuant to this Paragraph tenth clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-2 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above;

            eleventh, (A) to the Class I-B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class I-B-3 Certificates with respect to such Distribution Date or (B) to the Class II-B-3 Certificates, in an amount up to the Interest Accrual Amount for the Class II-B-3 Certificates with respect to such Distribution Date;

            twelfth, (A) to the Class I-B-3 Certificates in an amount up to the Class I-B-3 Unpaid Interest Shortfall (B) to the Class II-B-3 Certificates in an amount up to the Class II-B-3 Unpaid Interest Shortfall;

            thirteenth, (A) to the Class I-B-3 Certificates in an amount up to the Class I-B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-3 Certificates pursuant to this Paragraph thirteenth clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-3 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or
(B) to the Class II-B-3 Certificates in an amount up to the Class II-B-3 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-3 Certificates pursuant to this Paragraph thirteenth clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-3 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above;

            fourteenth, (A) to the Class I-B-4 Certificates in an amount up to the Interest Accrual Amount for the Class I-B-4 Certificates with respect to such Distribution Date or (B) to the Class II-B-4 Certificates in an amount up to the Interest Accrual Amount for the Class II-B-4 Certificates with respect to such Distribution Date;

            fifteenth, (A) to the Class I-B-4 Certificates in an amount up to the Class I-B-4 Unpaid Interest Shortfall or (B) to the Class II-B-4 Certificates in an amount up to the Class II-B-4 Unpaid Interest Shortfall;

            sixteenth, (A) to the Class I-B-4 Certificates in an amount up to the Class I-B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-4 Certificates pursuant to this Paragraph sixteenth clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-4 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or (B) to the Class II-B-4 Certificates in an amount up to the Class II-B-4 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-4 Certificates pursuant to this Paragraph sixteenth clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-4 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above;

            seventeenth, (A) to the Class I-B-5 Certificates in an amount up to the Interest Accrual Amount for the Class I-B-5 Certificates with respect to such Distribution Date or (B) to the Class II-B-5 Certificates in an amount up to the Interest Accrual Amount for the Class II-B-5 Certificates with respect to such Distribution Date;

            eighteenth, (A) to the Class I-B-5 Certificates in an amount up to the Class I-B-5 Unpaid Interest Shortfall or (B) to the Class II-B-5 Certificates in an amount up to the Class II-B-5 Unpaid Interest Shortfall;

            nineteenth, (A) to the Class I-B-5 Certificates in an amount up to the Class I-B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-5 Certificates pursuant to this Paragraph nineteenth clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-5 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or
(B) to the Class II-B-5 Certificates in an amount up to the Class II-B-5 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-5 Certificates pursuant to this Paragraph nineteenth clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-5 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above;

            twentieth, (A) to the Class I-B-6 Certificates in an amount up to the Interest Accrual Amount for the Class I-B-6 Certificates with respect to such Distribution Date or (B) to the Class II-B-6 Certificates in an amount up to the Interest Accrual Amount for the Class II-B-6 Certificates with respect to such Distribution Date;

            twenty-first, (A) to the Class I-B-6 Certificates in an amount up to the Class I-B-6 Unpaid Interest Shortfall or (B) to the Class II-B-6 Certificates in an amount up to the Class II-B-6 Unpaid Interest Shortfall;

            twenty-second, (A) to the Class I-B-6 Certificates in an amount up to the Class I-B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class I-B-6 Certificates pursuant to this Paragraph twenty-second clause (A) will be reduced by the amount, if any, that would have been distributable to the Class I-B-6 Certificates hereunder used to pay the Class I-A-PO Deferred Amount as provided in Paragraph fourth clause (A) above or
(B) to the Class II-B-6 Certificates in an amount up to the Class II-B-6 Optimal Principal Amount; provided, however, that the amount distributable to the Class II-B-6 Certificates pursuant to this Paragraph twenty-second clause (B) will be reduced by the amount, if any, that would have been distributable to the Class II-B-6 Certificates hereunder used to pay the Class II-A-PO Deferred Amount as provided in Paragraph fourth clause (B) above; and

            twenty-third, to the Holder of the Class I-A-R Certificate, any amounts remaining in the Upper-Tier Certificate Account, and to the Holder of Class I-A-LR Certificate, any amounts remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance or notional amount of any Class (other than the Class I-A-R and Class I-A-LR Certificates) has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfalls).

            On each Distribution Date, any Reimbursement Amount shall be distributed sequentially to the Classes of Certificates of the Group then outstanding which bore the loss to which such Reimbursement Amount relates beginning with the most senior of such Class of Certificates of such Group, up to, with respect to each Class, the amount of loss borne by such Class. Any Reimbursement Amount remaining after the application described in the preceding sentence shall be included in the Group I Pool Distribution Amount or Group II Pool Distribution Amount, as applicable.

            With respect to any Distribution Date, the amount of the Principal Adjustment, if any, attributable to any Class of Class B Certificates will be allocated to the Classes of Class A Certificates (other than the Class A-PO Certificates) and any Class of Class B Certificates with a lower numerical designation pro rata based on their outstanding Principal Balances.

            (ii) Distributions on the Uncertificated Lower-Tier Interests. On each Distribution Date, each Uncertificated Lower-Tier Interest shall receive distributions in respect of principal in an amount equal to the amount of principal distributed to its respective Corresponding Upper-Tier Class, Classes or Components as provided herein. On each Distribution Date, each Uncertificated Lower-Tier Interest (other than the Class I-A-LPO Interest and the Class II-A-LPO Interest) shall receive distributions in respect of interest in an amount equal to the Interest Accrual Amounts and Unpaid Interest Shortfalls, as the case may be, in respect of its Corresponding Upper-Tier Class, Classes or Components, in each case to the extent actually distributed thereon (or, in the case of a Class of Accrual Certificates, added to its Principal Balance). Such amounts distributed to the Uncertificated Lower-Tier Interests in respect of principal and interest with respect to any Distribution Date are referred to herein collectively as the "Lower-Tier Distribution Amount."

            As of any date, the principal balance of each Uncertificated Lower-Tier Interest equals the Principal Balances of the respective Corresponding Upper-Tier Class or Classes. The initial principal balance of each Uncertificated Lower-Tier Interest equals the Original Principal Balances of the respective Corresponding Upper-Tier Class or Classes.

            The pass-through rate with respect to the Class I-A-L1 Interest and Class I-A-L3 Interest shall be 5.250% per annum. The pass-through rate with respect to the Class II-A-L1 Interest shall be 4.750% per annum. The pass-through rate with respect to the Class I-B-L1 Interest, Class I-B-L2 Interest, Class I-B-L3 Interest, Class I-B-L4 Interest, Class I-B-L5 Interest, Class I-B-L6 Interest, Class II-B-L1 Interest, Class II-B-L2 Interest, Class II-B-L3 Interest, Class II-B-L4 Interest, Class II-B-L5 Interest and Class II-B-L6 Interest shall be equal to the Class B Pass-Through Rate for the related Class B Certificates. The Class I-A-LPO Interest and Class II-A-LPO Interest are principal-only interests and are not entitled to distributions of interest. Any Non-Supported Interest Shortfalls and Relief Act Shortfalls will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            (b) (i) Group I-A Certificates

            The Class I-A-2 Certificates are interest only Certificates and are not entitled to distributions in respect of principal.

            (I) On each Distribution Date occurring prior to the Accretion Termination Date for the Class I-A-5 Certificates, the applicable Accrual Distribution Amount will be distributed, sequentially, as follows:

            first, sequentially, up to the Aggregate Schedule I Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 85.00% to the Class I-A-3 Certificates; and

                        (B) 15.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            second, sequentially, up to the Aggregate Schedule II Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 67.00% to the Class I-A-3 Certificates; and

                        (B) 33.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            third, sequentially, up to the Aggregate Schedule III Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 62.00% to the Class I-A-3 Certificates; and

                        (B) 38.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            fourth, sequentially, up to the Aggregate Schedule IV Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 58.00% to the Class I-A-3 Certificates; and

                        (B) 42.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            fifth, sequentially, up to the Aggregate Schedule V Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 53.50% to the Class I-A-3 Certificates; and

                        (B) 46.50% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            sixth, sequentially, up to the Aggregate Schedule VI Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 62.00% to the Class I-A-3 Certificates; and

                        (B) 38.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            seventh, sequentially, up to the Aggregate Schedule VII Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 55.50% to the Class I-A-3 Certificates; and

                        (B) 44.50% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            eighth, sequentially, up to the Aggregate Schedule VIII Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 55.00% to the Class I-A-3 Certificates; and

                        (B) 45.00% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            ninth, sequentially, up to the Aggregate Schedule IX Reduction Amount for such Distribution Date, as follows:

                  (1) concurrently, until either the Principal Balance of the
            Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                        (A) 36.50% to the Class I-A-3 Certificates; and

                        (B) 63.50% to the Class I-A-4 Certificates; and

                  (2) sequentially, to the Class I-A-3, Class I-A-4 and Class
            I-A-5 Certificates;

            tenth, concurrently, until the either the Principal Balance of the Class I-A-3 or Class I-A-4 Certificates has been reduced to zero, as follows:

                  (1) 27.00% to the Class I-A-3 Certificates; and

                  (2) 73.00% to the Class I-A-4 Certificates; and

            eleventh, sequentially, to the Class I-A-3, Class I-A-4 and Class I-A-5 Certificates.

            II. On each Distribution Date occurring prior to the Accretion Termination Date for the Class I-A-8 Certificates, the applicable Accrual Distribution Amount will be distributed sequentially to the Class I-A-6, Class I-A-7 and Class I-A-8 Certificates.

            III. On each Distribution Date occurring prior to the applicable Subordination Depletion Date, the Group I-A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balances of the Group I-A Certificates, sequentially, as follows:

            first, concurrently, to the Class I-A-R and Class I-A-LR Certificates, pro rata;

            second, concurrently, as follows:

                  (A) 23.4722479218%, sequentially, as follows:

                        (i) to the Class I-A-1 Certificates, up to the PAC
                  Principal Amount for such Distribution Date;

                        (ii) concurrently, as follows:

                              (I) 63.5863954941%, sequentially, as follows:

                                    (a) sequentially, up to the Aggregate
                                    Schedule I Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 85.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 15.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (b) sequentially, up to the Aggregate
                                    Schedule II Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 67.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 33.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (c) sequentially, up to the Aggregate
                                    Schedule III Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 62.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 38.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (d) sequentially, up to the Aggregate
                                    Schedule IV Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 58.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 42.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (e) sequentially, up to the Aggregate
                                    Schedule V Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 53.50% to the Class I-A-3
                                                Certificates; and

                                                (bb) 46.50% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (f) sequentially, up to the Aggregate
                                    Schedule VI Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 62.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 38.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (g) sequentially, up to the Aggregate
                                    Schedule VII Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 55.50% to the Class I-A-3
                                                Certificates; and

                                                (bb) 44.50% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (h) sequentially, up to the Aggregate
                                    Schedule VIII Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 55.00% to the Class I-A-3
                                                Certificates; and

                                                (bb) 45.00% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (i) sequentially, up to the Aggregate
                                    Schedule IX Reduction Amount for such
                                    Distribution Date, as follows:

                                          (1) concurrently, until either the
                                          Principal Balance of the Class I-A-3
                                          or Class I-A-4 Certificates has been
                                          reduced to zero, as follows:

                                                (aa) 36.50% to the Class I-A-3
                                                Certificates; and

                                                (bb) 63.50% to the Class I-A-4
                                                Certificates; and

                                          (2) sequentially, to the Class I-A-3,
                                          Class I-A-4 and Class I-A-5
                                          Certificates;

                                    (j) concurrently, until either the Principal
                                    Balance of the Class I-A-3 or Class I-A-4
                                    Certificates has been reduced to zero, as follows:

                                          (1) 27.00% to the Class I-A-3
                                          Certificates; and

                                          (2) 73.00% to the Class I-A-4
                                          Certificates; and

                                    (k) sequentially, to the Class I-A-3, Class
                                    I-A-4 and Class I-A-5 Certificates; and

                              (II) 36.4136045059%, sequentially, to the Class I-A-6, Class I-A-7 and Class I-A-8 Certificates; and

                        (iii) to the Class I-A-1 Certificates; and

                  (B) 76.5277520782%, sequentially, as follows:

                        (i) concurrently, to the Class I-A-14 and Class I-A-15
                  Certificates, up to the Priority Amount for such Distribution Date, pro rata;

                        (ii) concurrently, as follows::

                              (I) 52.6535214641%, sequentially, as follows:

                                    (a) sequentially to the Class I-A-9 and
                                    Class I-A-10 Certificates; and

                                    (b) concurrently, to the Class I-A-11 and Class I-A-16 Certificates, pro rata; and

                              (II) 47.3464785359%, sequentially, to the Class I-A-12 and Class I-A-13 Certificates; and

                        (iii) concurrently, to the Class I-A-14 and Class I-A-15
                  Certificates, pro rata.

            (ii) Group II-A Certificates

            On each Distribution Date occurring prior to the applicable Subordination Depletion Date, the Group II-A Non-PO Principal Distribution Amount will be allocated among and distributed in reduction of the Principal Balance of the Class II-A-1 Certificates.

            As used above, the "PAC Principal Amount" for any Distribution Date means the amount, if any, that would reduce the Principal Balance of the Class I-A-1 Certificates to the percentage of the initial Principal Balance of the Class I-A-1 Certificates shown in the related table with respect to such Distribution Date.

            As used above, the "Aggregate Schedule I Reduction Amount," the "Aggregate Schedule II Reduction Amount," the "Aggregate Schedule III Reduction Amount," the "Aggregate Schedule IV Reduction Amount," the "Aggregate Schedule V Reduction Amount," the "Aggregate Schedule VI Reduction Amount," the "Aggregate
Schedule VII Reduction Amount," the "Aggregate Schedule VIII Reduction Amount" and the "Aggregate Schedule IX Reduction Amount" for any Distribution Date means the amount, if any, that would reduce the sum of the Principal Balances of the Class I-A-3, Class I-A-4 and Class I-A-5 Certificates (the "Scheduled Group") to the percentage of the sum of the initial Principal Balances of the Scheduled Group shown in the related table with respect to such Distribution Date.

            The following tables set forth for each Distribution Date the planned Principal Balances for the Class I-A-1 Certificates and the scheduled Principal Balances for the Scheduled Group, expressed as a percentage of the initial aggregate Principal Balance of such Certificate or Group.

                           Planned Principal Balances
                   as Percentages of Initial Principal Balance

                            Class I-A-1 Certificates

                      Percentage of                             Percentage of
                         Initial                                   Initial
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         99.52845748%    February 2007 ...         37.00661837%
September 2003 ..         98.99532121     March 2007 ......         35.24612781
October 2003 ....         98.40077550     April 2007 ......         33.49765711
November 2003 ...         97.74504428     May 2007 ........         31.76112819
December 2003 ...         97.02839113     June 2007 .......         30.03646346
January 2004 ....         96.25111913     July 2007 .......         28.32358583
February 2004 ...         95.41357074     August 2007 .....         26.62241875
March 2004 ......         94.51612757     September 2007 ..         24.93288612
April 2004 ......         93.55921016     October 2007 ....         23.25491238
May 2004 ........         92.54327776     November 2007 ...         21.58842244
June 2004 .......         91.46882791     December 2007 ...         19.93334172
July 2004 .......         90.33639613     January 2008 ....         18.32567237
August 2004 .....         89.14655554     February 2008 ...         16.81345527
September 2004 ..         87.89991639     March 2008 ......         15.39107912
October 2004 ....         86.59712558     April 2008 ......         14.05326202
November 2004 ...         85.23886607     May 2008 ........         12.79503233
December 2004 ...         83.82585649     June 2008 .......         11.61171032
January 2005 ....         82.35885030     July 2008 .......         10.49889120
February 2005 ...         80.83863534     August 2008 .....          9.58007858
March 2005 ......         79.26603305     September 2008 ..          8.72112368
April 2005 ......         77.64189776     October 2008 ....          7.91839878
May 2005 ........         75.96711599     November 2008 ...          7.16849117
June 2005 .......         74.24260555     December 2008 ...          6.46819053
July 2005 .......         72.46931485     January 2009 ....          5.81447703
August 2005 .....         70.64822192     February 2009 ...          5.20451010
September 2005 ..         68.78033360     March 2009 ......          4.63561788
October 2005 ....         66.86668454     April 2009 ......          4.10528733
November 2005 ...         64.90833636     May 2009 ........          3.61115481
December 2005 ...         62.96054711     June 2009 .......          3.15099735
January 2006 ....         61.02328502     July 2009 .......          2.72272432
February 2006 ...         59.09919153     August 2009 .....          2.35822473
March 2006 ......         57.18818107     September 2009 ..          2.02031747
April 2006 ......         55.29016859     October 2009 ....          1.70731158
May 2006 ........         53.40506964     November 2009 ...          1.41761852
June 2006 .......         51.53280027     December 2009 ...          1.14974612
July 2006 .......         49.67327710     January 2010 ....          0.90229285
August 2006 .....         47.82641731     February 2010 ...          0.67394243
September 2006 ..         45.99213860     March 2010 ......          0.46345874
October 2006 ....         44.17035921     April 2010 ......          0.26968104
November 2006 ...         42.36099793     May 2010 ........          0.09151952
December 2006 ...         40.56397405     June 2010
January 2007 ....         38.77920741           and thereafter       0.00000000

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                      Aggregate Schedule I Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         99.27752338%    April 2010 ......         90.15704997%
September 2003 ..         98.59411403     May 2010 ........         89.62294232
October 2003 ....         97.94964421     June 2010 .......         89.04448410
November 2003 ...         97.34396444     July 2010 .......         88.41897196
December 2003 ...         96.77690360     August 2010 .....         87.80063304
January 2004 ....         96.24826891     September 2010 ..         87.18557224
February 2004 ...         95.75784606     October 2010 ....         86.57377259
March 2004 ......         95.30539930     November 2010 ...         85.96521724
April 2004 ......         94.89067157     December 2010 ...         85.35988941
May 2004 ........         94.51338464     January 2011 ....         84.75777243
June 2004 .......         94.17323934     February 2011 ...         84.15884969
July 2004 .......         93.86991568     March 2011 ......         83.56310468
August 2004 .....         93.60307310     April 2011 ......         82.97052098
September 2004 ..         93.37235075     May 2011 ........         82.38108225
October 2004 ....         93.17736770     June 2011 .......         81.79477222
November 2004 ...         93.01772326     July 2011 .......         81.21157473
December 2004 ...         92.89299731     August 2011 .....         80.63509678
January 2005 ....         92.80275059     September 2011 ..         80.06165922
February 2005 ...         92.74652509     October 2011 ....         79.49124631
March 2005 ......         92.72384439     November 2011 ...         78.92384238
April 2005 ......         92.72384439     December 2011 ...         78.35943191
May 2005 ........         92.72384439     January 2012 ....         77.79799936
June 2005 .......         92.72384439     February 2012 ...         77.23952933
July 2005 .......         92.72384439     March 2012 ......         76.68400651
August 2005 .....         92.72384439     April 2012 ......         76.13141562
September 2005 ..         92.72384439     May 2012 ........         75.58174150
October 2005 ....         92.72384439     June 2012 .......         75.03496907
November 2005 ...         92.72384439     July 2012 .......         74.49108328
December 2005 ...         92.72384439     August 2012 .....         73.95343524
January 2006 ....         92.72384439     September 2012 ..         73.41859884
February 2006 ...         92.72384439     October 2012 ....         72.88655956
March 2006 ......         92.72384439     November 2012 ...         72.35730306
April 2006 ......         92.72384439     December 2012 ...         71.83081496
May 2006 ........         92.72384439     January 2013 ....         71.30708104
June 2006 .......         92.72384439     February 2013 ...         70.78608711
July 2006 .......         92.72384439     March 2013 ......         70.26781906
August 2006 .....         92.72384439     April 2013 ......         69.75226287
September 2006 ..         92.72384439     May 2013 ........         69.23940457
October 2006 ....         92.72384439     June 2013 .......         68.72923026
November 2006 ...         92.72384439     July 2013 .......         68.22172612
December 2006 ...         92.72384439     August 2013 .....         67.71687843
January 2007 ....         92.72384439     September 2013 ..         67.21467349
February 2007 ...         92.72384439     October 2013 ....         66.71509769
March 2007 ......         92.72384439     November 2013 ...         66.21813752
April 2007 ......         92.72384439     December 2013 ...         65.72377950
May 2007 ........         92.72384439     January 2014 ....         65.23201021
June 2007 .......         92.72384439     February 2014 ...         64.74281635
July 2007 .......         92.72384439     March 2014 ......         64.25618465
August 2007 .....         92.72384439     April 2014 ......         63.77210191
September 2007 ..         92.72384439     May 2014 ........         63.29055502
October 2007 ....         92.72384439     June 2014 .......         62.81153092
November 2007 ...         92.72384439     July 2014 .......         62.33501662
December 2007 ...         92.72384439     August 2014 .....         61.86099919
January 2008 ....         92.72384439     September 2014 ..         61.38946579
February 2008 ...         92.72384439     October 2014 ....         60.92040361
March 2008 ......         92.72384439     November 2014 ...         60.45379995
April 2008 ......         92.72384439     December 2014 ...         59.98964212
May 2008 ........         92.72384439     January 2015 ....         59.52791755
June 2008 .......         92.72384439     February 2015 ...         59.06861371
July 2008 .......         92.72384439     March 2015 ......         58.61171812
August 2008 .....         92.72384439     April 2015 ......         58.15721838
September 2008 ..         92.72384439     May 2015 ........         57.70510218
October 2008 ....         92.72384439     June 2015 .......         57.25535723
November 2008 ...         92.72384439     July 2015 .......         56.80797132
December 2008 ...         92.72384439     August 2015 .....         56.36293230
January 2009 ....         92.72384439     September 2015 ..         55.92022809
February 2009 ...         92.72384439     October 2015 ....         55.47984667
March 2009 ......         92.72384439     November 2015 ...         55.04177606
April 2009 ......         92.72384439     December 2015 ...         54.60600440
May 2009 ........         92.72384439     January 2016 ....         54.17251982
June 2009 .......         92.72384439     February 2016 ...         53.74131053
July 2009 .......         92.72384439     March 2016 ......         53.31236486
August 2009 .....         92.72384439     April 2016 ......         52.88567112
September 2009 ..         92.72384439     May 2016 ........         52.46121773
October 2009 ....         92.72384439     June 2016 .......         52.03899314
November 2009 ...         92.72384439     July 2016 .......         51.61898587
December 2009 ...         92.23526377     August 2016 .....         51.20118452
January 2010 ....         91.72568761     September 2016 ..         50.78557772
February 2010 ...         91.20902478     October 2016 ....         50.37215417
March 2010 ......         90.68593835

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                Aggregate Schedule I Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
November 2016 ...         49.96090262%    February 2023 ...         24.56141446%
December 2016 ...         49.55181189     March 2023 ......         24.28634396
January 2017 ....         49.14487086     April 2023 ......         24.01273281
February 2017 ...         48.74006846     May 2023 ........         23.74057350
March 2017 ......         48.33739367     June 2023 .......         23.46985856
April 2017 ......         47.93683552     July 2023 .......         23.20058051
May 2017 ........         47.53838313     August 2023 .....         22.93273197
June 2017 .......         47.14202565     September 2023 ..         22.66630558
July 2017 .......         46.74775230     October 2023 ....         22.40129400
August 2017 .....         46.35555231     November 2023 ...         22.13768995
September 2017 ..         45.96541505     December 2023 ...         21.87548617
October 2017 ....         45.57732987     January 2024 ....         21.61467544
November 2017 ...         45.19128621     February 2024 ...         21.35525058
December 2017 ...         44.80727355     March 2024 ......         21.09720447
January 2018 ....         44.42528144     April 2024 ......         20.84052997
February 2018 ...         44.04529947     May 2024 ........         20.58522005
March 2018 ......         43.66731727     June 2024 .......         20.33126764
April 2018 ......         43.29132458     July 2024 .......         20.07866578
May 2018 ........         42.91731110     August 2024 .....         19.82740748
June 2018 .......         42.54526669     September 2024 ..         19.57748585
July 2018 .......         42.17518117     October 2024 ....         19.32889396
August 2018 .....         41.80704447     November 2024 ...         19.08162500
September 2018 ..         41.44084656     December 2024 ...         18.83567211
October 2018 ....         41.07657743     January 2025 ....         18.59102854
November 2018 ...         40.71422715     February 2025 ...         18.34768753
December 2018 ...         40.35378586     March 2025 ......         18.10564236
January 2019 ....         39.99524372     April 2025 ......         17.86488636
February 2019 ...         39.63859093     May 2025 ........         17.62541288
March 2019 ......         39.28381778     June 2025 .......         17.38721532
April 2019 ......         38.93091457     July 2025 .......         17.15028711
May 2019 ........         38.57987168     August 2025 .....         16.91462168
June 2019 .......         38.23067953     September 2025 ..         16.68021254
July 2019 .......         37.88332858     October 2025 ....         16.44705322
August 2019 .....         37.53780934     November 2025 ...         16.21513725
September 2019 ..         37.19411240     December 2025 ...         15.98445827
October 2019 ....         36.85222835     January 2026 ....         15.75500985
November 2019 ...         36.51214786     February 2026 ...         15.52678569
December 2019 ...         36.17386164     March 2026 ......         15.29977947
January 2020 ....         35.83736045     April 2026 ......         15.07398489
February 2020 ...         35.50263509     May 2026 ........         14.84939572
March 2020 ......         35.16967642     June 2026 .......         14.62600575
April 2020 ......         34.83847534     July 2026 .......         14.40380880
May 2020 ........         34.50902279     August 2026 .....         14.18279872
June 2020 .......         34.18130975     September 2026 ..         13.96296938
July 2020 .......         33.85532728     October 2026 ....         13.74431471
August 2020 .....         33.53106648     November 2026 ...         13.52682864
September 2020 ..         33.20851843     December 2026 ...         13.31050515
October 2020 ....         32.88767436     January 2027 ....         13.09533825
November 2020 ...         32.56852547     February 2027 ...         12.88132197
December 2020 ...         32.25106302     March 2027 ......         12.66845039
January 2021 ....         31.93527832     April 2027 ......         12.45671761
February 2021 ...         31.62116276     May 2027 ........         12.24611774
March 2021 ......         31.30870769     June 2027 .......         12.03664496
April 2021 ......         30.99790462     July 2027 .......         11.82829346
May 2021 ........         30.68874498     August 2027 .....         11.62105745
June 2021 .......         30.38122033     September 2027 ..         11.41493117
July 2021 .......         30.07532224     October 2027 ....         11.20990893
August 2021 .....         29.77104234     November 2027 ...         11.00598500
September 2021 ..         29.46837230     December 2027 ...         10.80315374
October 2021 ....         29.16730380     January 2028 ....         10.60140952
November 2021 ...         28.86782860     February 2028 ...         10.40074671
December 2021 ...         28.56993851     March 2028 ......         10.20115977
January 2022 ....         28.27362534     April 2028 ......         10.00264313
February 2022 ...         27.97888098     May 2028 ........          9.80519127
March 2022 ......         27.68569733     June 2028 .......          9.60879871
April 2022 ......         27.39406636     July 2028 .......          9.41345999
May 2022 ........         27.10398008     August 2028 .....          9.21916966
June 2022 .......         26.81543053     September 2028 ..          9.02592233
July 2022 .......         26.52840976     October 2028 ....          8.83371262
August 2022 .....         26.24290994     November 2028 ...          8.64253518
September 2022 ..         25.95892321     December 2028 ...          8.45238469
October 2022 ....         25.67644178     January 2029 ....          8.26325584
November 2022 ...         25.39545787     February 2029 ...          8.07514336
December 2022 ...         25.11596380     March 2029 ......          7.88804204
January 2023 ....         24.83795188     April 2029 ......          7.70194663

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                Aggregate Schedule I Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
May 2029 ........          7.51685197%    May 2031 ........          3.36177222%
June 2029 .......          7.33275288     June 2031 .......          3.20008587
July 2029 .......          7.14964424     July 2031 .......          3.03927436
August 2029 .....          6.96752094     August 2031 .....          2.87933319
September 2029 ..          6.78637789     September 2031 ..          2.72025786
October 2029 ....          6.60621004     October 2031 ....          2.56204390
November 2029 ...          6.42701236     November 2031 ...          2.40468687
December 2029 ...          6.24877985     December 2031 ...          2.24818237
January 2030 ....          6.07150753     January 2032 ....          2.09252598
February 2030 ...          5.89519044     February 2032 ...          1.93771333
March 2030 ......          5.71982367     March 2032 ......          1.78374006
April 2030 ......          5.54540230     April 2032 ......          1.63060186
May 2030 ........          5.37192148     May 2032 ........          1.47829438
June 2030 .......          5.19937633     June 2032 .......          1.32681339
July 2030 .......          5.02776205     July 2032 .......          1.17615458
August 2030 .....          4.85707381     August 2032 .....          1.02631374
September 2030 ..          4.68730686     September 2032 ..          0.87728662
October 2030 ....          4.51845644     October 2032 ....          0.72906904
November 2030 ...          4.35051782     November 2032 ...          0.58165683
December 2030 ...          4.18348629     December 2032 ...          0.43504580
January 2031 ....          4.01735719     January 2033 ....          0.28923185
February 2031 ...          3.85212585     February 2033 ...          0.14421086
March 2031 ......          3.68778764     March 2033
April 2031 ......          3.52433796           and thereafter       0.00000000

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule II Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         99.13634624%    April 2010 ......         83.62772346%
September 2003 ..         98.31363376     May 2010 ........         83.06243869
October 2003 ....         97.53171879     June 2010 .......         82.45369251
November 2003 ...         96.79043590     July 2010 .......         81.79877303
December 2003 ...         96.08959813     August 2010 .....         81.15252788
January 2004 ....         95.42899701     September 2010 ..         80.51041499
February 2004 ...         94.80840264     October 2010 ....         79.87240909
March 2004 ......         94.22756382     November 2010 ...         79.23848507
April 2004 ......         93.68620811     December 2010 ...         78.60861795
May 2004 ........         93.18404208     January 2011 ....         77.98278291
June 2004 .......         92.72075140     February 2011 ...         77.36095530
July 2004 .......         92.29600107     March 2011 ......         76.74311059
August 2004 .....         91.90943565     April 2011 ......         76.12922441
September 2004 ..         91.56067950     May 2011 ........         75.51927254
October 2004 ....         91.24933702     June 2011 .......         74.91323090
November 2004 ...         90.97499298     July 2011 .......         74.31107558
December 2004 ...         90.73721279     August 2011 .....         73.71697179
January 2005 ....         90.53554286     September 2011 ..         73.12665539
February 2005 ...         90.36951092     October 2011 ....         72.54010322
March 2005 ......         90.23862644     November 2011 ...         71.95729219
April 2005 ......         90.14238101     December 2011 ...         71.37819946
May 2005 ........         90.08024871     January 2012 ....         70.80280221
June 2005 .......         90.05168663     February 2012 ...         70.23107784
July 2005 .......         90.05168663     March 2012 ......         69.66300387
August 2005 .....         90.05168663     April 2012 ......         69.09855792
September 2005 ..         90.05168663     May 2012 ........         68.53771782
October 2005 ....         90.05168663     June 2012 .......         67.98046144
November 2005 ...         90.05168663     July 2012 .......         67.42676686
December 2005 ...         90.05168663     August 2012 .....         66.88047091
January 2006 ....         90.05168663     September 2012 ..         66.33763527
February 2006 ...         90.05168663     October 2012 ....         65.79823886
March 2006 ......         90.05168663     November 2012 ...         65.26226076
April 2006 ......         90.05168663     December 2012 ...         64.72968017
May 2006 ........         90.05168663     January 2013 ....         64.20047638
June 2006 .......         90.05168663     February 2013 ...         63.67462886
July 2006 .......         90.05168663     March 2013 ......         63.15211716
August 2006 .....         90.05168663     April 2013 ......         62.63292096
September 2006 ..         90.05168663     May 2013 ........         62.11702011
October 2006 ....         90.05168663     June 2013 .......         61.60439451
November 2006 ...         90.05168663     July 2013 .......         61.09502422
December 2006 ...         90.05168663     August 2013 .....         60.58888943
January 2007 ....         90.05168663     September 2013 ..         60.08597042
February 2007 ...         90.05168663     October 2013 ....         59.58624762
March 2007 ......         90.05168663     November 2013 ...         59.08970156
April 2007 ......         90.05168663     December 2013 ...         58.59631287
May 2007 ........         90.05168663     January 2014 ....         58.10606235
June 2007 .......         90.05168663     February 2014 ...         57.61893085
July 2007 .......         90.05168663     March 2014 ......         57.13489940
August 2007 .....         90.05168663     April 2014 ......         56.65394910
September 2007 ..         90.05168663     May 2014 ........         56.17606118
October 2007 ....         90.05168663     June 2014 .......         55.70121697
November 2007 ...         90.05168663     July 2014 .......         55.22939794
December 2007 ...         90.05168663     August 2014 .....         54.76058567
January 2008 ....         90.05168663     September 2014 ..         54.29476179
February 2008 ...         90.05168663     October 2014 ....         53.83190815
March 2008 ......         90.05168663     November 2014 ...         53.37200659
April 2008 ......         90.05168663     December 2014 ...         52.91503916
May 2008 ........         90.05168663     January 2015 ....         52.46098795
June 2008 .......         90.05168663     February 2015 ...         52.00983521
July 2008 .......         90.05168663     March 2015 ......         51.56156325
August 2008 .....         90.05168663     April 2015 ......         51.11615451
September 2008 ..         90.05168663     May 2015 ........         50.67359155
October 2008 ....         90.05168663     June 2015 .......         50.23385701
November 2008 ...         90.05168663     July 2015 .......         49.79693364
December 2008 ...         90.05168663     August 2015 .....         49.36280432
January 2009 ....         90.05168663     September 2015 ..         48.93145199
February 2009 ...         90.05168663     October 2015 ....         48.50285973
March 2009 ......         90.05168663     November 2015 ...         48.07701069
April 2009 ......         89.82472050     December 2015 ...         47.65388818
May 2009 ........         89.37793098     January 2016 ....         47.23347553
June 2009 .......         88.91702481     February 2016 ...         46.81575623
July 2009 .......         88.44312540     March 2016 ......         46.40071385
August 2009 .....         87.94099412     April 2016 ......         45.98833205
September 2009 ..         87.42871106     May 2016 ........         45.57859461
October 2009 ....         86.90718010     June 2016 .......         45.17148540
November 2009 ...         86.37724886     July 2016 .......         44.76698838
December 2009 ...         85.83971205     August 2016 .....         44.36508761
January 2010 ....         85.29531465     September 2016 ..         43.96576726
February 2010 ...         84.74475485     October 2016 ....         43.56901156
March 2010 ......         84.18868683

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule II Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
November 2016 ...         43.17480489%    August 2022 .....         21.32572682%
December 2016 ...         42.78313167     September 2022 ..         21.07615814
January 2017 ....         42.39397645     October 2022 ....         20.82823828
February 2017 ...         42.00732385     November 2022 ...         20.58195711
March 2017 ......         41.62315861     December 2022 ...         20.33730460
April 2017 ......         41.24146553     January 2023 ....         20.09427073
May 2017 ........         40.86222953     February 2023 ...         19.85284559
June 2017 .......         40.48543560     March 2023 ......         19.61301930
July 2017 .......         40.11106884     April 2023 ......         19.37478206
August 2017 .....         39.73911442     May 2023 ........         19.13812411
September 2017 ..         39.36955763     June 2023 .......         18.90303574
October 2017 ....         39.00238380     July 2023 .......         18.66950736
November 2017 ...         38.63757839     August 2023 .....         18.43752936
December 2017 ...         38.27512694     September 2023 ..         18.20709222
January 2018 ....         37.91501507     October 2023 ....         17.97818650
February 2018 ...         37.55722849     November 2023 ...         17.75080279
March 2018 ......         37.20175299     December 2023 ...         17.52493173
April 2018 ......         36.84857446     January 2024 ....         17.30056405
May 2018 ........         36.49767887     February 2024 ...         17.07769051
June 2018 .......         36.14905226     March 2024 ......         16.85630192
July 2018 .......         35.80268077     April 2024 ......         16.63638917
August 2018 .....         35.45855063     May 2024 ........         16.41794319
September 2018 ..         35.11664813     June 2024 .......         16.20095498
October 2018 ....         34.77695966     July 2024 .......         15.98541557
November 2018 ...         34.43947170     August 2024 .....         15.77131606
December 2018 ...         34.10417078     September 2024 ..         15.55864760
January 2019 ....         33.77104355     October 2024 ....         15.34740139
February 2019 ...         33.44007671     November 2024 ...         15.13756869
March 2019 ......         33.11125706     December 2024 ...         14.92914081
April 2019 ......         32.78457147     January 2025 ....         14.72210913
May 2019 ........         32.46000689     February 2025 ...         14.51646503
June 2019 .......         32.13755036     March 2025 ......         14.31220001
July 2019 .......         31.81718899     April 2025 ......         14.10930558
August 2019 .....         31.49890994     May 2025 ........         13.90777330
September 2019 ..         31.18270052     June 2025 .......         13.70759481
October 2019 ....         30.86854803     July 2025 .......         13.50876177
November 2019 ...         30.55643991     August 2025 .....         13.31126589
December 2019 ...         30.24636365     September 2025 ..         13.11509896
January 2020 ....         29.93830682     October 2025 ....         12.92025279
February 2020 ...         29.63225706     November 2025 ...         12.72671927
March 2020 ......         29.32820209     December 2025 ...         12.53449031
April 2020 ......         29.02612972     January 2026 ....         12.34355788
May 2020 ........         28.72602780     February 2026 ...         12.15391400
June 2020 .......         28.42788428     March 2026 ......         11.96555073
July 2020 .......         28.13168717     April 2026 ......         11.77846019
August 2020 .....         27.83742456     May 2026 ........         11.59263455
September 2020 ..         27.54508460     June 2026 .......         11.40806601
October 2020 ....         27.25465554     July 2026 .......         11.22474683
November 2020 ...         26.96612566     August 2026 .....         11.04266932
December 2020 ...         26.67948335     September 2026 ..         10.86182582
January 2021 ....         26.39471704     October 2026 ....         10.68220873
February 2021 ...         26.11181524     November 2026 ...         10.50381050
March 2021 ......         25.83076655     December 2026 ...         10.32662362
April 2021 ......         25.55155960     January 2027 ....         10.15064061
May 2021 ........         25.27418312     February 2027 ...          9.97585406
June 2021 .......         24.99862590     March 2027 ......          9.80225659
July 2021 .......         24.72487679     April 2027 ......          9.62984087
August 2021 .....         24.45292471     May 2027 ........          9.45859962
September 2021 ..         24.18275866     June 2027 .......          9.28852560
October 2021 ....         23.91436770     July 2027 .......          9.11961160
November 2021 ...         23.64774093     August 2027 .....          8.95185046
December 2021 ...         23.38286756     September 2027 ..          8.78523509
January 2022 ....         23.11973685     October 2027 ....          8.61975841
February 2022 ...         22.85833809     November 2027 ...          8.45541338
March 2022 ......         22.59866069     December 2027 ...          8.29219303
April 2022 ......         22.34069408     January 2028 ....          8.13009044
May 2022 ........         22.08442778     February 2028 ...          7.96909867
June 2022 .......         21.82985137     March 2028 ......          7.80921091
July 2022 .......         21.57695449     April 2028 ......          7.65042029

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule II Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
May 2028 ........          7.49272008%    November 2030 ...          3.23676887%
June 2028 .......          7.33610353     December 2030 ...          3.10972495
July 2028 .......          7.18056393     January 2031 ....          2.98357506
August 2028 .....          7.02609467     February 2031 ...          2.85831360
September 2028 ..          6.87268911     March 2031 ......          2.73393508
October 2028 ....          6.72034068     April 2031 ......          2.61043402
November 2028 ...          6.56904285     May 2031 ........          2.48780499
December 2028 ...          6.41878914     June 2031 .......          2.36604257
January 2029 ....          6.26957308     July 2031 .......          2.24514138
February 2029 ...          6.12138826     August 2031 .....          2.12509608
March 2029 ......          5.97422832     September 2031 ..          2.00590138
April 2029 ......          5.82808690     October 2031 ....          1.88755196
May 2029 ........          5.68295772     November 2031 ...          1.77004259
June 2029 .......          5.53883451     December 2031 ...          1.65336807
July 2029 .......          5.39571107     January 2032 ....          1.53752319
August 2029 .....          5.25358118     February 2032 ...          1.42250283
September 2029 ..          5.11243871     March 2032 ......          1.30830182
October 2029 ....          4.97227757     April 2032 ......          1.19491511
November 2029 ...          4.83309167     May 2032 ........          1.08233762
December 2029 ...          4.69487497     June 2032 .......          0.97056432
January 2030 ....          4.55762148     July 2032 .......          0.85959024
February 2030 ...          4.42132523     August 2032 .....          0.74941038
March 2030 ......          4.28598029     September 2032 ..          0.64001979
April 2030 ......          4.15158079     October 2032 ....          0.53141362
May 2030 ........          4.01812086     November 2032 ...          0.42358693
June 2030 .......          3.88559468     December 2032 ...          0.31653491
July 2030 .......          3.75399647     January 2033 ....          0.21025273
August 2030 .....          3.62332049     February 2033 ...          0.10473559
September 2030 ..          3.49356100     March 2033 and
October 2030 ....          3.36471234     thereafter ......          0.00000000

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule III Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         98.99377062%    November 2009 ...         80.37298835%
September 2003 ..         98.03062886     December 2009 ...         79.80718687
October 2003 ....         97.11040928     January 2010 ....         79.23546059
November 2003 ...         96.23292504     February 2010 ...         78.65849683
December 2003 ...         95.39796794     March 2010 ......         78.07693902
January 2004 ....         94.60530845     April 2010 ......         77.49138931
February 2004 ...         93.85469582     May 2010 ........         76.90241107
March 2004 ......         93.14585812     June 2010 .......         76.27085385
April 2004 ......         92.47850244     July 2010 .......         75.59399533
May 2004 ........         91.85231499     August 2010 .....         74.92729842
June 2004 .......         91.26696132     September 2010 ..         74.26557474
July 2004 .......         90.72208644     October 2010 ....         73.60878904
August 2004 .....         90.21731513     November 2010 ...         72.95690627
September 2004 ..         89.75225212     December 2010 ...         72.30989163
October 2004 ....         89.32648236     January 2011 ....         71.66771057
November 2004 ...         88.93957134     February 2011 ...         71.03032880
December 2004 ...         88.59106535     March 2011 ......         70.39771225
January 2005 ....         88.28049186     April 2011 ......         69.76982707
February 2005 ...         88.00735986     May 2011 ........         69.14663969
March 2005 ......         87.77116019     June 2011 .......         68.52811676
April 2005 ......         87.57136599     July 2011 .......         67.91422512
May 2005 ........         87.40743308     August 2011 .....         67.30967588
June 2005 .......         87.27880039     September 2011 ..         66.70962813
July 2005 .......         87.18489047     October 2011 ....         66.11404994
August 2005 .....         87.12510987     November 2011 ...         65.52290954
September 2005 ..         87.09884969     December 2011 ...         64.93617543
October 2005 ....         87.09884969     January 2012 ....         64.35381629
November 2005 ...         87.09884969     February 2012 ...         63.77580107
December 2005 ...         87.09884969     March 2012 ......         63.20209887
January 2006 ....         87.09884969     April 2012 ......         62.63267908
February 2006 ...         87.09884969     May 2012 ........         62.06751126
March 2006 ......         87.09884969     June 2012 .......         61.50656517
April 2006 ......         87.09884969     July 2012 .......         60.94981084
May 2006 ........         87.09884969     August 2012 .....         60.40155069
June 2006 .......         87.09884969     September 2012 ..         59.85735084
July 2006 .......         87.09884969     October 2012 ....         59.31718258
August 2006 .....         87.09884969     November 2012 ...         58.78101747
September 2006 ..         87.09884969     December 2012 ...         58.24882723
October 2006 ....         87.09884969     January 2013 ....         57.72058379
November 2006 ...         87.09884969     February 2013 ...         57.19625927
December 2006 ...         87.09884969     March 2013 ......         56.67582599
January 2007 ....         87.09884969     April 2013 ......         56.15925646
February 2007 ...         87.09884969     May 2013 ........         55.64652339
March 2007 ......         87.09884969     June 2013 .......         55.13759965
April 2007 ......         87.09884969     July 2013 .......         54.63245834
May 2007 ........         87.09884969     August 2013 .....         54.13107271
June 2007 .......         87.09884969     September 2013 ..         53.63341624
July 2007 .......         87.09884969     October 2013 ....         53.13946255
August 2007 .....         87.09884969     November 2013 ...         52.64918549
September 2007 ..         87.09884969     December 2013 ...         52.16255902
October 2007 ....         87.09884969     January 2014 ....         51.67955735
November 2007 ...         87.09884969     February 2014 ...         51.20015485
December 2007 ...         87.09884969     March 2014 ......         50.72432606
January 2008 ....         87.09884969     April 2014 ......         50.25204571
February 2008 ...         87.09884969     May 2014 ........         49.78328869
March 2008 ......         87.09884969     June 2014 .......         49.31803008
April 2008 ......         87.09884969     July 2014 .......         48.85624511
May 2008 ........         87.09884969     August 2014 .....         48.39790922
June 2008 .......         87.09884969     September 2014 ..         47.94299799
July 2008 .......         87.09884969     October 2014 ....         47.49148718
August 2008 .....         87.09884969     November 2014 ...         47.04335273
September 2008 ..         86.94581376     December 2014 ...         46.59857074
October 2008 ....         86.59306689     January 2015 ....         46.15711746
November 2008 ...         86.21713050     February 2015 ...         45.71896931
December 2008 ...         85.81973103     March 2015 ......         45.28410292
January 2009 ....         85.40249031     April 2015 ......         44.85249502
February 2009 ...         84.96693173     May 2015 ........         44.42412254
March 2009 ......         84.51448604     June 2015 .......         43.99896256
April 2009 ......         84.04649685     July 2015 .......         43.57699231
May 2009 ........         83.56422573     August 2015 .....         43.15818919
June 2009 .......         83.06885709     September 2015 ..         42.74253077
July 2009 .......         82.56150277     October 2015 ....         42.32999476
August 2009 .....         82.02725277     November 2015 ...         41.92055901
September 2009 ..         81.48383133     December 2015 ...         41.51420156
October 2009 ....         80.93213104     January 2016 ....         41.11090059

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule III Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...         40.71063440%    May 2022 ........         17.94970865%
March 2016 ......         40.31338150     June 2022 .......         17.72681735
April 2016 ......         39.91912051     July 2022 .......         17.50567554
May 2016 ........         39.52783019     August 2022 .....         17.28627069
June 2016 .......         39.13948950     September 2022 ..         17.06859032
July 2016 .......         38.75407747     October 2022 ....         16.85262206
August 2016 .....         38.37157336     November 2022 ...         16.63835365
September 2016 ..         37.99195651     December 2022 ...         16.42577287
October 2016 ....         37.61520645     January 2023 ....         16.21486763
November 2016 ...         37.24130280     February 2023 ...         16.00562587
December 2016 ...         36.87022537     March 2023 ......         15.79803567
January 2017 ....         36.50195410     April 2023 ......         15.59208517
February 2017 ...         36.13646905     May 2023 ........         15.38776258
March 2017 ......         35.77375045     June 2023 .......         15.18505621
April 2017 ......         35.41377863     July 2023 .......         14.98395446
May 2017 ........         35.05653409     August 2023 .....         14.78444578
June 2017 .......         34.70199745     September 2023 ..         14.58651872
July 2017 .......         34.35014947     October 2023 ....         14.39016192
August 2017 .....         34.00097105     November 2023 ...         14.19536409
September 2017 ..         33.65444320     December 2023 ...         14.00211401
October 2017 ....         33.31054710     January 2024 ....         13.81040055
November 2017 ...         32.96926404     February 2024 ...         13.62021266
December 2017 ...         32.63057543     March 2024 ......         13.43153935
January 2018 ....         32.29446281     April 2024 ......         13.24436973
February 2018 ...         31.96090789     May 2024 ........         13.05869297
March 2018 ......         31.62989245     June 2024 .......         12.87449831
April 2018 ......         31.30139846     July 2024 .......         12.69177510
May 2018 ........         30.97540793     August 2024 .....         12.51051272
June 2018 .......         30.65190308     September 2024 ..         12.33070066
July 2018 .......         30.33086621     October 2024 ....         12.15232846
August 2018 .....         30.01227976     November 2024 ...         11.97538575
September 2018 ..         29.69612629     December 2024 ...         11.79986222
October 2018 ....         29.38238847     January 2025 ....         11.62574764
November 2018 ...         29.07104909     February 2025 ...         11.45303184
December 2018 ...         28.76209108     March 2025 ......         11.28170475
January 2019 ....         28.45549750     April 2025 ......         11.11175631
February 2019 ...         28.15125146     May 2025 ........         10.94317663
March 2019 ......         27.84933627     June 2025 .......         10.77595578
April 2019 ......         27.54973532     July 2025 .......         10.61008398
May 2019 ........         27.25243209     August 2025 .....         10.44555147
June 2019 .......         26.95741023     September 2025 ..         10.28234859
July 2019 .......         26.66465347     October 2025 ....         10.12046573
August 2019 .....         26.37414565     November 2025 ...          9.95989335
September 2019 ..         26.08587075     December 2025 ...          9.80062198
October 2019 ....         25.79981283     January 2026 ....          9.64264222
November 2019 ...         25.51595610     February 2026 ...          9.48594473
December 2019 ...         25.23428483     March 2026 ......          9.33052023
January 2020 ....         24.95478343     April 2026 ......          9.17635952
February 2020 ...         24.67743642     May 2026 ........          9.02345345
March 2020 ......         24.40222844     June 2026 .......          8.87179297
April 2020 ......         24.12914420     July 2026 .......          8.72136901
May 2020 ........         23.85816855     August 2026 .....          8.57217265
June 2020 .......         23.58928642     September 2026 ..          8.42419501
July 2020 .......         23.32248288     October 2026 ....          8.27742725
August 2020 .....         23.05774307     November 2026 ...          8.13186060
September 2020 ..         22.79505225     December 2026 ...          7.98748636
October 2020 ....         22.53439578     January 2027 ....          7.84429589
November 2020 ...         22.27575912     February 2027 ...          7.70228061
December 2020 ...         22.01912783     March 2027 ......          7.56143199
January 2021 ....         21.76448759     April 2027 ......          7.42174159
February 2021 ...         21.51182416     May 2027 ........          7.28320098
March 2021 ......         21.26112340     June 2027 .......          7.14580181
April 2021 ......         21.01237127     July 2027 .......          7.00953584
May 2021 ........         20.76555384     August 2027 .....          6.87439480
June 2021 .......         20.52065727     September 2027 ..          6.74037053
July 2021 .......         20.27766782     October 2027 ....          6.60745494
August 2021 .....         20.03657182     November 2027 ...          6.47563995
September 2021 ..         19.79735575     December 2027 ...          6.34491757
October 2021 ....         19.56000612     January 2028 ....          6.21527986
November 2021 ...         19.32450959     February 2028 ...          6.08671894
December 2021 ...         19.09085288     March 2028 ......          5.95922697
January 2022 ....         18.85902281     April 2028 ......          5.83279617
February 2022 ...         18.62900631     May 2028 ........          5.70741883
March 2022 ......         18.40079036     June 2028 .......          5.58308730
April 2022 ......         18.17436209     July 2028 .......          5.45979392

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule III Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          5.33753115%    January 2031 ....          2.20808698%
September 2028 ..          5.21629151     February 2031 ...          2.11347820
October 2028 ....          5.09606752     March 2031 ......          2.01969031
November 2028 ...          4.97685178     April 2031 ......          1.92671724
December 2028 ...          4.85863695     May 2031 ........          1.83455303
January 2029 ....          4.74141572     June 2031 .......          1.74319174
February 2029 ...          4.62518086     July 2031 .......          1.65262743
March 2029 ......          4.50992516     August 2031 .....          1.56285429
April 2029 ......          4.39564149     September 2031 ..          1.47386645
May 2029 ........          4.28232274     October 2031 ....          1.38565815
June 2029 .......          4.16996186     November 2031 ...          1.29822367
July 2029 .......          4.05855189     December 2031 ...          1.21155727
August 2029 .....          3.94808584     January 2032 ....          1.12565332
September 2029 ..          3.83855684     February 2032 ...          1.04050620
October 2029 ....          3.72995805     March 2032 ......          0.95611031
November 2029 ...          3.62228264     April 2032 ......          0.87246013
December 2029 ...          3.51552387     May 2032 ........          0.78955016
January 2030 ....          3.40967504     June 2032 .......          0.70737493
February 2030 ...          3.30472950     July 2032 .......          0.62592901
March 2030 ......          3.20068061     August 2032 .....          0.54520702
April 2030 ......          3.09752184     September 2032 ..          0.46520363
May 2030 ........          2.99524665     October 2032 ....          0.38591350
June 2030 .......          2.89384856     November 2032 ...          0.30733137
July 2030 .......          2.79332117     December 2032 ...          0.22945202
August 2030 .....          2.69365809     January 2033 ....          0.15227022
September 2030 ..          2.59485296     February 2033 ...          0.07578085
October 2030 ....          2.49689952     March 2033 and
November 2030 ...          2.39979150     thereafter ......          0.00000000
December 2030 ...          2.30352272

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule IV Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         98.84976729%    November 2009 ...         74.70799996%
September 2003 ..         97.74504879     December 2009 ...         74.12076900
October 2003 ....         96.68565104     January 2010 ....         73.52853888
November 2003 ...         95.67135948     February 2010 ...         72.93198419
December 2003 ...         94.70193838     March 2010 ......         72.33173578
January 2004 ....         93.77713104     April 2010 ......         71.72838338
February 2004 ...         92.89665977     May 2010 ........         71.12247802
March 2004 ......         92.06022600     June 2010 .......         70.47485711
April 2004 ......         91.26751042     July 2010 .......         69.78278626
May 2004 ........         90.51817312     August 2010 .....         69.10233847
June 2004 .......         89.81185378     September 2010 ..         68.42767992
July 2004 .......         89.14817183     October 2010 ....         67.75876379
August 2004 .....         88.52672668     November 2010 ...         67.09554360
September 2004 ..         87.94709798     December 2010 ...         66.43797326
October 2004 ....         87.40884584     January 2011 ....         65.78600706
November 2004 ...         86.91151119     February 2011 ...         65.13959965
December 2004 ...         86.45461596     March 2011 ......         64.49870603
January 2005 ....         86.03766353     April 2011 ......         63.86328154
February 2005 ...         85.66013905     May 2011 ........         63.23328191
March 2005 ......         85.32150973     June 2011 .......         62.60866321
April 2005 ......         85.02122539     July 2011 .......         61.98938182
May 2005 ........         84.75871867     August 2011 .....         61.38068252
June 2005 .......         84.53340566     September 2011 ..         60.77715611
July 2005 .......         84.34468619     October 2011 ....         60.17876071
August 2005 .....         84.19194439     November 2011 ...         59.58545476
September 2005 ..         84.07454918     December 2011 ...         58.99719706
October 2005 ....         83.99185470     January 2012 ....         58.41394670
November 2005 ...         83.94320091     February 2012 ...         57.83566308
December 2005 ...         83.89808234     March 2012 ......         57.26230598
January 2006 ....         83.85644225     April 2012 ......         56.69383546
February 2006 ...         83.81675231     May 2012 ........         56.13021192
March 2006 ......         83.77898659     June 2012 .......         55.57139604
April 2006 ......         83.74311941     July 2012 .......         55.01734884
May 2006 ........         83.70912533     August 2012 .....         54.47281873
June 2006 .......         83.67697927     September 2012 ..         53.93289285
July 2006 .......         83.64665629     October 2012 ....         53.39753414
August 2006 .....         83.61813178     November 2012 ...         52.86670581
September 2006 ..         83.59138140     December 2012 ...         52.34037137
October 2006 ....         83.56638101     January 2013 ....         51.81849464
November 2006 ...         83.54310679     February 2013 ...         51.30103972
December 2006 ...         83.52153512     March 2013 ......         50.78797095
January 2007 ....         83.50164266     April 2013 ......         50.27925302
February 2007 ...         83.48340626     May 2013 ........         49.77485084
March 2007 ......         83.46680309     June 2013 .......         49.27472965
April 2007 ......         83.45181053     July 2013 .......         48.77885493
May 2007 ........         83.43840617     August 2013 .....         48.28719244
June 2007 .......         83.42656788     September 2013 ..         47.79970821
July 2007 .......         83.41627372     October 2013 ....         47.31636854
August 2007 .....         83.40750204     November 2013 ...         46.83714002
September 2007 ..         83.40023138     December 2013 ...         46.36198945
October 2007 ....         83.39444051     January 2014 ....         45.89088397
November 2007 ...         83.39010843     February 2014 ...         45.42379089
December 2007 ...         83.38721437     March 2014 ......         44.96067786
January 2008 ....         83.36587057     April 2014 ......         44.50151275
February 2008 ...         83.29956005     May 2014 ........         44.04626367
March 2008 ......         83.19131256     June 2014 .......         43.59489900
April 2008 ......         83.04397693     July 2014 .......         43.14738739
May 2008 ........         82.86023158     August 2014 .....         42.70369770
June 2008 .......         82.64259469     September 2014 ..         42.26379905
July 2008 .......         82.39343347     October 2014 ....         41.82766081
August 2008 .....         82.05421189     November 2014 ...         41.39525262
September 2008 ..         81.68916118     December 2014 ...         40.96654430
October 2008 ....         81.30022194     January 2015 ....         40.54150595
November 2008 ...         80.88921684     February 2015 ...         40.12010790
December 2008 ...         80.45785749     March 2015 ......         39.70232072
January 2009 ....         80.00775111     April 2015 ......         39.28811518
February 2009 ...         79.54040659     May 2015 ........         38.87746234
March 2009 ......         79.05724036     June 2015 .......         38.47033345
April 2009 ......         78.55958185     July 2015 .......         38.06669998
May 2009 ........         78.04867861     August 2015 .....         37.66653366
June 2009 .......         77.52570117     September 2015 ..         37.26980641
July 2009 .......         76.99174761     October 2015 ....         36.87649039
August 2009 .....         76.43223576     November 2015 ...         36.48655800
September 2009 ..         75.86453031     December 2015 ...         36.09998181
October 2009 ....         75.28951062     January 2016 ....         35.71673465

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule IV Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...         35.33678955%    May 2022 ........         14.55161913%
March 2016 ......         34.96011974     June 2022 .......         14.35784124
April 2016 ......         34.58669869     July 2022 .......         14.16581981
May 2016 ........         34.21650008     August 2022 .....         13.97554038
June 2016 .......         33.84949776     September 2022 ..         13.78698859
July 2016 .......         33.48566583     October 2022 ....         13.60015020
August 2016 .....         33.12497855     November 2022 ...         13.41501108
September 2016 ..         32.76741046     December 2022 ...         13.23155723
October 2016 ....         32.41293622     January 2023 ....         13.04977474
November 2016 ...         32.06153074     February 2023 ...         12.86964982
December 2016 ...         31.71316911     March 2023 ......         12.69116878
January 2017 ....         31.36782662     April 2023 ......         12.51431808
February 2017 ...         31.02547876     May 2023 ........         12.33908423
March 2017 ......         30.68610122     June 2023 .......         12.16545390
April 2017 ......         30.34966987     July 2023 .......         11.99341381
May 2017 ........         30.01616078     August 2023 .....         11.82295084
June 2017 .......         29.68555021     September 2023 ..         11.65405195
July 2017 .......         29.35781460     October 2023 ....         11.48670421
August 2017 .....         29.03293059     November 2023 ...         11.32089478
September 2017 ..         28.71087498     December 2023 ...         11.15661093
October 2017 ....         28.39162480     January 2024 ....         10.99384005
November 2017 ...         28.07515722     February 2024 ...         10.83256960
December 2017 ...         27.76144959     March 2024 ......         10.67278717
January 2018 ....         27.45047950     April 2024 ......         10.51448043
February 2018 ...         27.14222463     May 2024 ........         10.35763713
March 2018 ......         26.83666292     June 2024 .......         10.20224517
April 2018 ......         26.53377240     July 2024 .......         10.04829252
May 2018 ........         26.23353137     August 2024 .....          9.89576722
June 2018 .......         25.93591823     September 2024 ..          9.74465744
July 2018 .......         25.64091156     October 2024 ....          9.59495144
August 2018 .....         25.34849015     November 2024 ...          9.44663757
September 2018 ..         25.05863293     December 2024 ...          9.29970426
October 2018 ....         24.77131899     January 2025 ....          9.15414004
November 2018 ...         24.48652762     February 2025 ...          9.00993357
December 2018 ...         24.20423822     March 2025 ......          8.86707353
January 2019 ....         23.92443041     April 2025 ......          8.72554872
February 2019 ...         23.64708394     May 2025 ........          8.58534807
March 2019 ......         23.37217872     June 2025 .......          8.44646056
April 2019 ......         23.09969485     July 2025 .......          8.30887524
May 2019 ........         22.82961255     August 2025 .....          8.17258129
June 2019 .......         22.56191222     September 2025 ..          8.03756795
July 2019 .......         22.29657442     October 2025 ....          7.90382455
August 2019 .....         22.03357981     November 2025 ...          7.77134054
September 2019 ..         21.77290930     December 2025 ...          7.64010538
October 2019 ....         21.51454388     January 2026 ....          7.51010867
November 2019 ...         21.25846472     February 2026 ...          7.38134010
December 2019 ...         21.00465312     March 2026 ......          7.25378942
January 2020 ....         20.75309054     April 2026 ......          7.12744645
February 2020 ...         20.50375859     May 2026 ........          7.00230112
March 2020 ......         20.25663903     June 2026 .......          6.87834343
April 2020 ......         20.01171375     July 2026 .......          6.75556345
May 2020 ........         19.76896478     August 2026 .....          6.63395134
June 2020 .......         19.52837435     September 2026 ..          6.51349736
July 2020 .......         19.28992474     October 2026 ....          6.39419178
August 2020 .....         19.05359844     November 2026 ...          6.27602504
September 2020 ..         18.81937806     December 2026 ...          6.15898758
October 2020 ....         18.58724635     January 2027 ....          6.04306996
November 2020 ...         18.35718617     February 2027 ...          5.92826280
December 2020 ...         18.12918056     March 2027 ......          5.81455680
January 2021 ....         17.90321269     April 2027 ......          5.70194272
February 2021 ...         17.67926580     May 2027 ........          5.59041142
March 2021 ......         17.45732336     June 2027 .......          5.47995382
April 2021 ......         17.23736891     July 2027 .......          5.37056090
May 2021 ........         17.01938612     August 2027 .....          5.26222375
June 2021 .......         16.80335884     September 2027 ..          5.15493348
July 2021 .......         16.58927097     October 2027 ....          5.04868131
August 2021 .....         16.37710662     November 2027 ...          4.94345852
September 2021 ..         16.16684996     December 2027 ...          4.83925646
October 2021 ....         15.95848534     January 2028 ....          4.73606655
November 2021 ...         15.75199719     February 2028 ...          4.63388025
December 2021 ...         15.54737012     March 2028 ......          4.53268915
January 2022 ....         15.34458878     April 2028 ......          4.43248487
February 2022 ...         15.14363801     May 2028 ........          4.33325910
March 2022 ......         14.94450276     June 2028 .......          4.23500357
April 2022 ......         14.74716807     July 2028 .......          4.13771013

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule IV Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          4.04137067%    January 2031 ....          1.62829450%
September 2028 ..          3.94597713     February 2031 ...          1.55710874
October 2028 ....          3.85152155     March 2031 ......          1.48665547
November 2028 ...          3.75799600     April 2031 ......          1.41692844
December 2028 ...          3.66539262     May 2031 ........          1.34792142
January 2029 ....          3.57370364     June 2031 .......          1.27962826
February 2029 ...          3.48292132     July 2031 .......          1.21204285
March 2029 ......          3.39303801     August 2031 .....          1.14515914
April 2029 ......          3.30404608     September 2031 ..          1.07897111
May 2029 ........          3.21593802     October 2031 ....          1.01347279
June 2029 .......          3.12870633     November 2031 ...          0.94865828
July 2029 .......          3.04234359     December 2031 ...          0.88452171
August 2029 .....          2.95684245     January 2032 ....          0.82105726
September 2029 ..          2.87219560     February 2032 ...          0.75825915
October 2029 ....          2.78839579     March 2032 ......          0.69612167
November 2029 ...          2.70543587     April 2032 ......          0.63463914
December 2029 ...          2.62330867     May 2032 ........          0.57380591
January 2030 ....          2.54200715     June 2032 .......          0.51361641
February 2030 ...          2.46152427     July 2032 .......          0.45406509
March 2030 ......          2.38185312     August 2032 .....          0.39514645
April 2030 ......          2.30298676     September 2032 ..          0.33685506
May 2030 ........          2.22491836     October 2032 ....          0.27918549
June 2030 .......          2.14764112     November 2032 ...          0.22213237
July 2030 .......          2.07114833     December 2032 ...          0.16569039
August 2030 .....          1.99543330     January 2033 ....          0.10985427
September 2030 ..          1.92048940     February 2033 ...          0.05461879
October 2030 ....          1.84631006     March 2033
November 2030 ...          1.77288878     and thereafter ..          0.00000000
December 2030 ...          1.70021905

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                      Aggregate Schedule V Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         98.70430601%    November 2009 ...         69.36659791%
September 2003 ..         97.45684144     December 2009 ...         68.76415616
October 2003 ....         96.25737751     January 2010 ....         68.15761953
November 2003 ...         95.10566466     February 2010 ...         67.54764821
December 2003 ...         94.00143265     March 2010 ......         66.93485880
January 2004 ....         92.94439057     April 2010 ......         66.31982697
February 2004 ...         91.93422694     May 2010 ........         65.70308989
March 2004 ......         90.97060982     June 2010 .......         65.04547120
April 2004 ......         90.05318684     July 2010 .......         64.34422300
May 2004 ........         89.18158547     August 2010 .....         63.65602330
June 2004 .......         88.35541308     September 2010 ..         62.97439383
July 2004 .......         87.57425720     October 2010 ....         62.29927483
August 2004 .....         86.83768569     November 2010 ...         61.63060711
September 2004 ..         86.14524701     December 2010 ...         60.96833197
October 2004 ....         85.49647043     January 2011 ....         60.31239126
November 2004 ...         84.89086635     February 2011 ...         59.66272735
December 2004 ...         84.32792663     March 2011 ......         59.01928308
January 2005 ....         83.80712482     April 2011 ......         58.38200184
February 2005 ...         83.32791661     May 2011 ........         57.75082753
March 2005 ......         82.88974011     June 2011 .......         57.12570452
April 2005 ......         82.49201632     July 2011 .......         56.50657769
May 2005 ........         82.13414947     August 2011 .....         55.89921338
June 2005 .......         81.81552746     September 2011 ..         55.29764287
July 2005 .......         81.53552238     October 2011 ....         54.70181340
August 2005 .....         81.29349085     November 2011 ...         54.11167270
September 2005 ..         81.08877460     December 2011 ...         53.52716895
October 2005 ....         80.92070092     January 2012 ....         52.94825079
November 2005 ...         80.78858322     February 2012 ...         52.37486733
December 2005 ...         80.66188978     March 2012 ......         51.80696811
January 2006 ....         80.54053793     April 2012 ......         51.24450318
February 2006 ...         80.42297370     May 2012 ........         50.68742296
March 2006 ......         80.30914580     June 2012 .......         50.13567836
April 2006 ......         80.19900350     July 2012 .......         49.58922072
May 2006 ........         80.09249663     August 2012 .....         49.05322509
June 2006 .......         79.98957558     September 2012 ..         48.52231644
July 2006 .......         79.89019127     October 2012 ....         47.99644873
August 2006 .....         79.79429515     November 2012 ...         47.47557631
September 2006 ..         79.70183925     December 2012 ...         46.95965396
October 2006 ....         79.61277609     January 2013 ....         46.44863688
November 2006 ...         79.52705876     February 2013 ...         45.94248060
December 2006 ...         79.44464079     March 2013 ......         45.44114111
January 2007 ....         79.36547632     April 2013 ......         44.94457477
February 2007 ...         79.28951993     May 2013 ........         44.45273833
March 2007 ......         79.21672673     June 2013 .......         43.96558888
April 2007 ......         79.14705235     July 2013 .......         43.48308396
May 2007 ........         79.08045287     August 2013 .....         43.00518147
June 2007 .......         79.01688489     September 2013 ..         42.53183965
July 2007 .......         78.95630548     October 2013 ....         42.06301712
August 2007 .....         78.89867219     November 2013 ...         41.59867290
September 2007 ..         78.84394307     December 2013 ...         41.13876635
October 2007 ....         78.79207660     January 2014 ....         40.68325719
November 2007 ...         78.74303176     February 2014 ...         40.23210550
December 2007 ...         78.69676795     March 2014 ......         39.78527173
January 2008 ....         78.63337786     April 2014 ......         39.34271665
February 2008 ...         78.52632517     May 2014 ........         38.90440140
March 2008 ......         78.37862053     June 2014 .......         38.47028749
April 2008 ......         78.19309388     July 2014 .......         38.04033671
May 2008 ........         77.97240499     August 2014 .....         37.61451124
June 2008 .......         77.71905359     September 2014 ..         37.19277359
July 2008 .......         77.43538870     October 2014 ....         36.77508658
August 2008 .....         77.06396858     November 2014 ...         36.36141338
September 2008 ..         76.66788548     December 2014 ...         35.95171748
October 2008 ....         76.24906242     January 2015 ....         35.54596269
November 2008 ...         75.80930474     February 2015 ...         35.14411316
December 2008 ...         75.35030692     March 2015 ......         34.74613335
January 2009 ....         74.87365923     April 2015 ......         34.35198802
February 2009 ...         74.38085386     May 2015 ........         33.96164227
March 2009 ......         73.87329074     June 2015 .......         33.57506151
April 2009 ......         73.35228292     July 2015 .......         33.19221142
May 2009 ........         72.81906186     August 2015 .....         32.81305802
June 2009 .......         72.27478217     September 2015 ..         32.43756762
July 2009 .......         71.72052615     October 2015 ....         32.06570685
August 2009 .....         71.14203862     November 2015 ...         31.69744260
September 2009 ..         70.55632126     December 2015 ...         31.33274210
October 2009 ....         69.96423823     January 2016 ....         30.97157282

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                Aggregate Schedule V Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...         30.61390256%    May 2022 ........         11.76548399%
March 2016 ......         30.25969941     June 2022 .......         11.59812313
April 2016 ......         29.90893170     July 2022 .......         11.43247793
May 2016 ........         29.56156808     August 2022 .....         11.26853240
June 2016 .......         29.21757748     September 2022 ..         11.10627070
July 2016 .......         28.87692908     October 2022 ....         10.94567713
August 2016 .....         28.53959236     November 2022 ...         10.78673612
September 2016 ..         28.20553705     December 2022 ...         10.62943225
October 2016 ....         27.87473319     January 2023 ....         10.47375025
November 2016 ...         27.54715102     February 2023 ...         10.31967495
December 2016 ...         27.22276113     March 2023 ......         10.16719138
January 2017 ....         26.90153428     April 2023 ......         10.01628463
February 2017 ...         26.58344158     May 2023 ........          9.86693999
March 2017 ......         26.26845432     June 2023 .......          9.71914283
April 2017 ......         25.95654410     July 2023 .......          9.57287868
May 2017 ........         25.64768276     August 2023 .....          9.42813321
June 2017 .......         25.34184235     September 2023 ..          9.28489218
July 2017 .......         25.03899526     October 2023 ....          9.14314152
August 2017 .....         24.73911403     November 2023 ...          9.00286728
September 2017 ..         24.44217149     December 2023 ...          8.86405558
October 2017 ....         24.14814071     January 2024 ....          8.72669276
November 2017 ...         23.85699502     February 2024 ...          8.59076518
December 2017 ...         23.56870794     March 2024 ......          8.45625944
January 2018 ....         23.28325326     April 2024 ......          8.32316213
February 2018 ...         23.00060499     May 2024 ........          8.19146006
March 2018 ......         22.72073740     June 2024 .......          8.06114013
April 2018 ......         22.44362496     July 2024 .......          7.93218935
May 2018 ........         22.16924236     August 2024 .....          7.80459484
June 2018 .......         21.89756455     September 2024 ..          7.67834384
July 2018 .......         21.62856668     October 2024 ....          7.55342373
August 2018 .....         21.36222412     November 2024 ...          7.42982199
September 2018 ..         21.09851248     December 2024 ...          7.30752620
October 2018 ....         20.83740758     January 2025 ....          7.18652405
November 2018 ...         20.57888545     February 2025 ...          7.06680336
December 2018 ...         20.32292232     March 2025 ......          6.94835206
January 2019 ....         20.06949465     April 2025 ......          6.83115817
February 2019 ...         19.81857913     May 2025 ........          6.71520982
March 2019 ......         19.57015262     June 2025 .......          6.60049528
April 2019 ......         19.32419221     July 2025 .......          6.48700289
May 2019 ........         19.08067517     August 2025 .....          6.37472111
June 2019 .......         18.83957903     September 2025 ..          6.26363848
July 2019 .......         18.60088145     October 2025 ....          6.15374371
August 2019 .....         18.36456033     November 2025 ...          6.04502552
September 2019 ..         18.13059377     December 2025 ...          5.93747279
October 2019 ....         17.89896005     January 2026 ....          5.83107452
November 2019 ...         17.66963766     February 2026 ...          5.72581974
December 2019 ...         17.44260526     March 2026 ......          5.62169765
January 2020 ....         17.21784171     April 2026 ......          5.51869750
February 2020 ...         16.99532607     May 2026 ........          5.41680863
March 2020 ......         16.77503758     June 2026 .......          5.31602055
April 2020 ......         16.55695568     July 2026 .......          5.21632278
May 2020 ........         16.34105997     August 2026 .....          5.11770497
June 2020 .......         16.12733023     September 2026 ..          5.02015688
July 2020 .......         15.91574644     October 2026 ....          4.92366832
August 2020 .....         15.70628877     November 2026 ...          4.82822923
September 2020 ..         15.49893754     December 2026 ...          4.73382965
October 2020 ....         15.29367325     January 2027 ....          4.64045966
November 2020 ...         15.09047658     February 2027 ...          4.54810947
December 2020 ...         14.88932841     March 2027 ......          4.45676937
January 2021 ....         14.69020974     April 2027 ......          4.36642973
February 2021 ...         14.49310178     May 2027 ........          4.27708102
March 2021 ......         14.29798589     June 2027 .......          4.18871379
April 2021 ......         14.10484361     July 2027 .......          4.10131867
May 2021 ........         13.91365663     August 2027 .....          4.01488637
June 2021 .......         13.72440680     September 2027 ..          3.92940771
July 2021 .......         13.53707617     October 2027 ....          3.84487357
August 2021 .....         13.35164691     November 2027 ...          3.76127493
September 2021 ..         13.16810137     December 2027 ...          3.67860284
October 2021 ....         12.98642205     January 2028 ....          3.59684842
November 2021 ...         12.80659162     February 2028 ...          3.51600291
December 2021 ...         12.62859287     March 2028 ......          3.43605758
January 2022 ....         12.45240881     April 2028 ......          3.35700380
February 2022 ...         12.27802254     May 2028 ........          3.27883304
March 2022 ......         12.10541734     June 2028 .......          3.20153682
April 2022 ......         11.93457662     July 2028 .......          3.12510675

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                Aggregate Schedule V Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          3.04953451%    January 2031 ....          1.19629756%
September 2028 ..          2.97481185     February 2031 ...          1.14294465
October 2028 ....          2.90093062     March 2031 ......          1.09022610
November 2028 ...          2.82788273     April 2031 ......          1.03813570
December 2028 ...          2.75566013     May 2031 ........          0.98666734
January 2029 ....          2.68425490     June 2031 .......          0.93581488
February 2029 ...          2.61365916     July 2031 .......          0.88557232
March 2029 ......          2.54386510     August 2031 .....          0.83593368
April 2029 ......          2.47486501     September 2031 ..          0.78689302
May 2029 ........          2.40665120     October 2031 ....          0.73844448
June 2029 .......          2.33921610     November 2031 ...          0.69058225
July 2029 .......          2.27255220     December 2031 ...          0.64330055
August 2029 .....          2.20665201     January 2032 ....          0.59659367
September 2029 ..          2.14150817     February 2032 ...          0.55045597
October 2029 ....          2.07711336     March 2032 ......          0.50488183
November 2029 ...          2.01346033     April 2032 ......          0.45986571
December 2029 ...          1.95054189     May 2032 ........          0.41540209
January 2030 ....          1.88835091     June 2032 .......          0.37148554
February 2030 ...          1.82688036     July 2032 .......          0.32811062
March 2030 ......          1.76612323     August 2032 .....          0.28527201
April 2030 ......          1.70607260     September 2032 ..          0.24296440
May 2030 ........          1.64672162     October 2032 ....          0.20118254
June 2030 .......          1.58806347     November 2032 ...          0.15992119
July 2030 .......          1.53009141     December 2032 ...          0.11917523
August 2030 .....          1.47279879     January 2033 ....          0.07893955
September 2030 ..          1.41617898     February 2033 ...          0.03920905
October 2030 ....          1.36022540     March 2033
November 2030 ...          1.30493159        and thereafter          0.00000000
December 2030 ...          1.25029111

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule VI Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         98.40888368%    November 2009 ...         59.59461652%
September 2003 ..         96.87232806     December 2009 ...         58.97812445
October 2003 ....         95.39000776     January 2010 ....         58.35924478
November 2003 ...         93.96157793     February 2010 ...         57.73860441
December 2003 ...         92.58667431     March 2010 ......         57.11678713
January 2004 ....         91.26491320     April 2010 ......         56.49433627
February 2004 ...         89.99589159     May 2010 ........         55.87175715
March 2004 ......         88.77918718     June 2010 .......         55.20984207
April 2004 ......         87.61435853     July 2010 .......         54.50581214
May 2004 ........         86.50094513     August 2010 .....         53.81754078
June 2004 .......         85.43846764     September 2010 ..         53.13726478
July 2004 .......         84.42642796     October 2010 ....         52.46489522
August 2004 .....         83.46430954     November 2010 ...         51.80034411
September 2004 ..         82.55157746     December 2010 ...         51.14352447
October 2004 ....         81.68767886     January 2011 ....         50.49435022
November 2004 ...         80.87204302     February 2011 ...         49.85273625
December 2004 ...         80.10408177     March 2011 ......         49.21859834
January 2005 ....         79.38318977     April 2011 ......         48.59185322
February 2005 ...         78.70874482     May 2011 ........         47.97241851
March 2005 ......         78.08010823     June 2011 .......         47.36021273
April 2005 ......         77.49662520     July 2011 .......         46.75515528
May 2005 ........         76.95762521     August 2011 .....         46.16402028
June 2005 .......         76.46242247     September 2011 ..         45.57974707
July 2005 .......         76.01031623     October 2011 ....         45.00225920
August 2005 .....         75.60059143     November 2011 ...         44.43148104
September 2005 ..         75.23251898     December 2011 ...         43.86733779
October 2005 ....         74.90535636     January 2012 ....         43.30975549
November 2005 ...         74.61834810     February 2012 ...         42.75866096
December 2005 ...         74.34089455     March 2012 ......         42.21398181
January 2006 ....         74.07284603     April 2012 ......         41.67564649
February 2006 ...         73.81258248     May 2012 ........         41.14358416
March 2006 ......         73.55998741     June 2012 .......         40.61772481
April 2006 ......         73.31494580     July 2012 .......         40.09799919
May 2006 ........         73.07734404     August 2012 .....         39.59037947
June 2006 .......         72.84706999     September 2012 ..         39.08861687
July 2006 .......         72.62401287     October 2012 ....         38.59264654
August 2006 .....         72.40806330     November 2012 ...         38.10240435
September 2006 ..         72.19911330     December 2012 ...         37.61782689
October 2006 ....         71.99705621     January 2013 ....         37.13885140
November 2006 ...         71.80178672     February 2013 ...         36.66541582
December 2006 ...         71.61320087     March 2013 ......         36.19745875
January 2007 ....         71.43119598     April 2013 ......         35.73491951
February 2007 ...         71.25567070     May 2013 ........         35.27773800
March 2007 ......         71.08652490     June 2013 .......         34.82585482
April 2007 ......         70.92365979     July 2013 .......         34.37921119
May 2007 ........         70.76697778     August 2013 .....         33.93774901
June 2007 .......         70.61638254     September 2013 ..         33.50141075
July 2007 .......         70.47177893     October 2013 ....         33.07013956
August 2007 .....         70.33307304     November 2013 ...         32.64387917
September 2007 ..         70.20017218     December 2013 ...         32.22257395
October 2007 ....         70.07298479     January 2014 ....         31.80616884
November 2007 ...         69.95142050     February 2014 ...         31.39460942
December 2007 ...         69.83539010     March 2014 ......         30.98784181
January 2008 ....         69.70493827     April 2014 ......         30.58581278
February 2008 ...         69.53348144     May 2014 ........         30.18846960
March 2008 ......         69.32398362     June 2014 .......         29.79576020
April 2008 ......         69.07922878     July 2014 .......         29.40763300
May 2008 ........         68.80183139     August 2014 .....         29.02403701
June 2008 .......         68.49424649     September 2014 ..         28.64492182
July 2008 .......         68.15877905     October 2014 ....         28.27023754
August 2008 .....         67.74020300     November 2014 ...         27.89993481
September 2008 ..         67.29928869     December 2014 ...         27.53396484
October 2008 ....         66.83791706     January 2015 ....         27.17227933
November 2008 ...         66.35785191     February 2015 ...         26.81483056
December 2008 ...         65.86074680     March 2015 ......         26.46157130
January 2009 ....         65.34815162     April 2015 ......         26.11245482
February 2009 ...         64.82151883     May 2015 ........         25.76743490
March 2009 ......         64.28220910     June 2015 .......         25.42646586
April 2009 ......         63.73149690     July 2015 .......         25.08950249
May 2009 ........         63.17057558     August 2015 .....         24.75650005
June 2009 .......         62.60056220     September 2015 ..         24.42741433
July 2009 .......         62.02250209     October 2015 ....         24.10220159
August 2009 .....         61.42279221     November 2015 ...         23.78081856
September 2009 ..         60.81769798     December 2015 ...         23.46322243
October 2009 ....         60.20804822     January 2016 ....         23.14937086

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule VI Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...         22.83922200%    May 2022 ........          7.62733991%
March 2016 ......         22.53273442     June 2022 .......          7.50477525
April 2016 ......         22.22986718     July 2022 .......          7.38375060
May 2016 ........         21.93057973     August 2022 .....          7.26424824
June 2016 .......         21.63483202     September 2022 ..          7.14625065
July 2016 .......         21.34258440     October 2022 ....          7.02974052
August 2016 .....         21.05379767     November 2022 ...          6.91470070
September 2016 ..         20.76843305     December 2022 ...          6.80111425
October 2016 ....         20.48645217     January 2023 ....          6.68896443
November 2016 ...         20.20781713     February 2023 ...          6.57823466
December 2016 ...         19.93249039     March 2023 ......          6.46890855
January 2017 ....         19.66043483     April 2023 ......          6.36096990
February 2017 ...         19.39161375     May 2023 ........          6.25440267
March 2017 ......         19.12599084     June 2023 .......          6.14919104
April 2017 ......         18.86353020     July 2023 .......          6.04531932
May 2017 ........         18.60419629     August 2023 .....          5.94277201
June 2017 .......         18.34795400     September 2023 ..          5.84153379
July 2017 .......         18.09476857     October 2023 ....          5.74158948
August 2017 .....         17.84460566     November 2023 ...          5.64292413
September 2017 ..         17.59743124     December 2023 ...          5.54552288
October 2017 ....         17.35321172     January 2024 ....          5.44937110
November 2017 ...         17.11191384     February 2024 ...          5.35445427
December 2017 ...         16.87350471     March 2024 ......          5.26075806
January 2018 ....         16.63795180     April 2024 ......          5.16826832
February 2018 ...         16.40522294     May 2024 ........          5.07697099
March 2018 ......         16.17528630     June 2024 .......          4.98685224
April 2018 ......         15.94811042     July 2024 .......          4.89789835
May 2018 ........         15.72366417     August 2024 .....          4.81009575
June 2018 .......         15.50191676     September 2024 ..          4.72343105
July 2018 .......         15.28283773     October 2024 ....          4.63789099
August 2018 .....         15.06639698     November 2024 ...          4.55346247
September 2018 ..         14.85256470     December 2024 ...          4.47013250
October 2018 ....         14.64131146     January 2025 ....          4.38788828
November 2018 ...         14.43260809     February 2025 ...          4.30671712
December 2018 ...         14.22642580     March 2025 ......          4.22660650
January 2019 ....         14.02273606     April 2025 ......          4.14754403
February 2019 ...         13.82151069     May 2025 ........          4.06951742
March 2019 ......         13.62272181     June 2025 .......          3.99251458
April 2019 ......         13.42634184     July 2025 .......          3.91652349
May 2019 ........         13.23234350     August 2025 .....          3.84153233
June 2019 .......         13.04069982     September 2025 ..          3.76752937
July 2019 .......         12.85138413     October 2025 ....          3.69450301
August 2019 .....         12.66437003     November 2025 ...          3.62244181
September 2019 ..         12.47963144     December 2025 ...          3.55133440
October 2019 ....         12.29714254     January 2026 ....          3.48116961
November 2019 ...         12.11687779     February 2026 ...          3.41193633
December 2019 ...         11.93881195     March 2026 ......          3.34362363
January 2020 ....         11.76292007     April 2026 ......          3.27622066
February 2020 ...         11.58917743     May 2026 ........          3.20971671
March 2020 ......         11.41755960     June 2026 .......          3.14410117
April 2020 ......         11.24804247     July 2026 .......          3.07936358
May 2020 ........         11.08060210     August 2026 .....          3.01549358
June 2020 .......         10.91521489     September 2026 ..          2.95248094
July 2020 .......         10.75185745     October 2026 ....          2.89031550
August 2020 .....         10.59050670     November 2026 ...          2.82898727
September 2020 ..         10.43113974     December 2026 ...          2.76848632
October 2020 ....         10.27373401     January 2027 ....          2.70880289
November 2020 ...         10.11826713     February 2027 ...          2.64992729
December 2020 ...          9.96471699     March 2027 ......          2.59184993
January 2021 ....          9.81306172     April 2027 ......          2.53456137
February 2021 ...          9.66327970     May 2027 ........          2.47805222
March 2021 ......          9.51534954     June 2027 .......          2.42231324
April 2021 ......          9.36925008     July 2027 .......          2.36733527
May 2021 ........          9.22496041     August 2027 .....          2.31310928
June 2021 .......          9.08245983     September 2027 ..          2.25962631
July 2021 .......          8.94172789     October 2027 ....          2.20687750
August 2021 .....          8.80274435     November 2027 ...          2.15485412
September 2021 ..          8.66548918     December 2027 ...          2.10354753
October 2021 ....          8.52994262     January 2028 ....          2.05294915
November 2021 ...          8.39608507     February 2028 ...          2.00305054
December 2021 ...          8.26389718     March 2028 ......          1.95384334
January 2022 ....          8.13335981     April 2028 ......          1.90531929
February 2022 ...          8.00445401     May 2028 ........          1.85747020
March 2022 ......          7.87716108     June 2028 .......          1.81028799
April 2022 ......          7.75146248     July 2028 .......          1.76376469

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule VI Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          1.71789238%    January 2031 ....          0.63827957%
September 2028 ..          1.67266325     February 2031 ...          0.60867191
October 2028 ....          1.62806958     March 2031 ......          0.57951002
November 2028 ...          1.58410374     April 2031 ......          0.55078838
December 2028 ...          1.54075816     May 2031 ........          0.52250162
January 2029 ....          1.49802541     June 2031 .......          0.49464432
February 2029 ...          1.45589806     July 2031 .......          0.46721122
March 2029 ......          1.41436886     August 2031 .....          0.44019705
April 2029 ......          1.37343058     September 2031 ..          0.41359666
May 2029 ........          1.33307607     October 2031 ....          0.38740491
June 2029 .......          1.29329829     November 2031 ...          0.36161674
July 2029 .......          1.25409027     December 2031 ...          0.33622714
August 2029 .....          1.21544511     January 2032 ....          0.31123117
September 2029 ..          1.17735599     February 2032 ...          0.28662394
October 2029 ....          1.13981618     March 2032 ......          0.26240062
November 2029 ...          1.10281900     April 2032 ......          0.23855640
December 2029 ...          1.06635788     May 2032 ........          0.21508660
January 2030 ....          1.03042633     June 2032 .......          0.19198651
February 2030 ...          0.99501786     July 2032 .......          0.16925153
March 2030 ......          0.96012613     August 2032 .....          0.14687710
April 2030 ......          0.92574483     September 2032 ..          0.12485869
May 2030 ........          0.89186777     October 2032 ....          0.10319187
June 2030 .......          0.85848879     November 2032 ...          0.08187220
July 2030 .......          0.82560179     December 2032 ...          0.06089533
August 2030 .....          0.79320077     January 2033 ....          0.04025697
September 2030 ..          0.76127976     February 2033 ...          0.01995285
October 2030 ....          0.72983293     March 2033
November 2030 ...          0.69885443          and thereafter        0.00000000
December 2030 ...          0.66833855

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule VII Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         97.95400091%    November 2009 ...         47.00307925%
September 2003 ..         95.97445160     December 2009 ...         46.39876318
October 2003 ....         94.06080106     January 2010 ....         45.79426172
November 2003 ...         92.21248252     February 2010 ...         45.19014343
December 2003 ...         90.42891354     March 2010 ......         44.58693489
January 2004 ....         88.70949586     April 2010 ......         43.98512330
February 2004 ...         87.05361549     May 2010 ........         43.38515890
March 2004 ......         85.46064266     June 2010 .......         42.74777992
April 2004 ......         83.92993191     July 2010 .......         42.07015455
May 2004 ........         82.46082219     August 2010 .....         41.41191444
June 2004 .......         81.05263692     September 2010 ..         40.76338282
July 2004 .......         79.70468410     October 2010 ....         40.12442161
August 2004 .....         78.41625650     November 2010 ...         39.49489463
September 2004 ..         77.18663182     December 2010 ...         38.87466761
October 2004 ....         76.01507283     January 2011 ....         38.26360812
November 2004 ...         74.90082767     February 2011 ...         37.66158564
December 2004 ...         73.84313005     March 2011 ......         37.06847141
January 2005 ....         72.84119950     April 2011 ......         36.48413848
February 2005 ...         71.89424168     May 2011 ........         35.90846166
March 2005 ......         71.00144868     June 2011 .......         35.34131753
April 2005 ......         70.16199936     July 2011 .......         34.78258437
May 2005 ........         69.37505964     August 2011 .....         34.24046190
June 2005 .......         68.63978297     September 2011 ..         33.70632348
July 2005 .......         67.95531065     October 2011 ....         33.18005533
August 2005 .....         67.32077223     November 2011 ...         32.66154522
September 2005 ..         66.73528603     December 2011 ...         32.15068255
October 2005 ....         66.19795946     January 2012 ....         31.64735820
November 2005 ...         65.70788958     February 2012 ...         31.15146460
December 2005 ...         65.23433178     March 2012 ......         30.66289571
January 2006 ....         64.77699395     April 2012 ......         30.18154696
February 2006 ...         64.33411599     May 2012 ........         29.70731520
March 2006 ......         63.90544387     June 2012 .......         29.24009877
April 2006 ......         63.49072732     July 2012 .......         28.77979744
May 2006 ........         63.08971987     August 2012 .....         28.33344487
June 2006 .......         62.70217879     September 2012 ..         27.89360876
July 2006 .......         62.32786500     October 2012 ....         27.46019704
August 2006 .....         61.96654301     November 2012 ...         27.03311888
September 2006 ..         61.61798097     December 2012 ...         26.61228476
October 2006 ....         61.28195047     January 2013 ....         26.19760633
November 2006 ...         60.95822660     February 2013 ...         25.78899654
December 2006 ...         60.64658786     March 2013 ......         25.38636948
January 2007 ....         60.34681611     April 2013 ......         24.98964048
February 2007 ...         60.05869654     May 2013 ........         24.59872604
March 2007 ......         59.78201763     June 2013 .......         24.21354378
April 2007 ......         59.51657101     July 2013 .......         23.83401253
May 2007 ........         59.26215159     August 2013 .....         23.46005219
June 2007 .......         59.01855733     September 2013 ..         23.09158381
July 2007 .......         58.78558933     October 2013 ....         22.72852950
August 2007 .....         58.56305171     November 2013 ...         22.37081248
September 2007 ..         58.35075160     December 2013 ...         22.01835703
October 2007 ....         58.14849907     January 2014 ....         21.67108849
November 2007 ...         57.95610715     February 2014 ...         21.32893323
December 2007 ...         57.77339169     March 2014 ......         20.99181863
January 2008 ....         57.58030420     April 2014 ......         20.65967310
February 2008 ...         57.35016954     May 2014 ........         20.33242604
March 2008 ......         57.08586182     June 2014 .......         20.01000785
April 2008 ......         56.79007674     July 2014 .......         19.69234985
May 2008 ........         56.46534206     August 2014 .....         19.37938437
June 2008 .......         56.11402768     September 2014 ..         19.07104466
July 2008 .......         55.73835499     October 2014 ....         18.76726488
August 2008 .....         55.28649420     November 2014 ...         18.46798013
September 2008 ..         54.81562100     December 2014 ...         18.17312642
October 2008 ....         54.32753737     January 2015 ....         17.88264062
November 2008 ...         53.82392958     February 2015 ...         17.59646052
December 2008 ...         53.30637506     March 2015 ......         17.31452474
January 2009 ....         52.77634904     April 2015 ......         17.03677279
February 2009 ...         52.23523057     May 2015 ........         16.76314499
March 2009 ......         51.68430836     June 2015 .......         16.49358249
April 2009 ......         51.12478618     July 2015 .......         16.22802731
May 2009 ........         50.55778801     August 2015 .....         15.96642225
June 2009 .......         49.98436284     September 2015 ..         15.70871087
July 2009 .......         49.40548918     October 2015 ....         15.45483758
August 2009 .....         48.80854047     November 2015 ...         15.20474753
September 2009 ..         48.20865429     December 2015 ...         14.95838664
October 2009 ....         47.60659662     January 2016 ....         14.71570158

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule VII Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...         14.47663979%    May 2022 ........          3.89233508%
March 2016 ......         14.24114943     June 2022 .......          3.81873457
April 2016 ......         14.00917936     July 2022 .......          3.74630784
May 2016 ........         13.78067920     August 2022 .....          3.67503754
June 2016 .......         13.55559922     September 2022 ..          3.60490652
July 2016 .......         13.33389045     October 2022 ....          3.53589791
August 2016 .....         13.11550455     November 2022 ...          3.46799504
September 2016 ..         12.90039387     December 2022 ...          3.40118151
October 2016 ....         12.68851144     January 2023 ....          3.33544115
November 2016 ...         12.47981095     February 2023 ...          3.27075801
December 2016 ...         12.27424672     March 2023 ......          3.20711638
January 2017 ....         12.07177370     April 2023 ......          3.14450075
February 2017 ...         11.87234752     May 2023 ........          3.08289586
March 2017 ......         11.67592437     June 2023 .......          3.02228667
April 2017 ......         11.48246109     July 2023 .......          2.96265831
May 2017 ........         11.29191511     August 2023 .....          2.90399618
June 2017 .......         11.10424449     September 2023 ..          2.84628585
July 2017 .......         10.91940783     October 2023 ....          2.78951312
August 2017 .....         10.73736432     November 2023 ...          2.73366399
September 2017 ..         10.55807375     December 2023 ...          2.67872463
October 2017 ....         10.38149646     January 2024 ....          2.62468142
November 2017 ...         10.20759334     February 2024 ...          2.57152098
December 2017 ...         10.03632583     March 2024 ......          2.51923007
January 2018 ....          9.86765590     April 2024 ......          2.46779567
February 2018 ...          9.70154608     May 2024 ........          2.41720492
March 2018 ......          9.53795941     June 2024 .......          2.36744517
April 2018 ......          9.37685947     July 2024 .......          2.31850392
May 2018 ........          9.21821031     August 2024 .....          2.27036889
June 2018 .......          9.06197650     September 2024 ..          2.22302794
July 2018 .......          8.90812314     October 2024 ....          2.17646913
August 2018 .....          8.75661578     November 2024 ...          2.13068069
September 2018 ..          8.60742050     December 2024 ...          2.08565100
October 2018 ....          8.46050380     January 2025 ....          2.04136861
November 2018 ...          8.31583267     February 2025 ...          1.99782226
December 2018 ...          8.17337459     March 2025 ......          1.95500083
January 2019 ....          8.03309749     April 2025 ......          1.91289335
February 2019 ...          7.89496972     May 2025 ........          1.87148904
March 2019 ......          7.75896013     June 2025 .......          1.83077726
April 2019 ......          7.62503795     July 2025 .......          1.79074751
May 2019 ........          7.49317287     August 2025 .....          1.75138946
June 2019 .......          7.36333501     September 2025 ..          1.71269291
July 2019 .......          7.23549492     October 2025 ....          1.67464784
August 2019 .....          7.10962355     November 2025 ...          1.63724433
September 2019 ..          6.98569224     December 2025 ...          1.60047265
October 2019 ....          6.86367279     January 2026 ....          1.56432317
November 2019 ...          6.74353735     February 2026 ...          1.52878643
December 2019 ...          6.62525847     March 2026 ......          1.49385308
January 2020 ....          6.50880912     April 2026 ......          1.45951393
February 2020 ...          6.39416259     May 2026 ........          1.42575992
March 2020 ......          6.28129260     June 2026 .......          1.39258208
April 2020 ......          6.17017324     July 2026 .......          1.35997163
May 2020 ........          6.06077894     August 2026 .....          1.32791990
June 2020 .......          5.95308449     September 2026 ..          1.29641831
July 2020 .......          5.84706507     October 2026 ....          1.26545844
August 2020 .....          5.74269619     November 2026 ...          1.23503198
September 2020 ..          5.63995367     December 2026 ...          1.20513074
October 2020 ....          5.53881376     January 2027 ....          1.17574667
November 2020 ...          5.43925296     February 2027 ...          1.14687180
December 2020 ...          5.34124815     March 2027 ......          1.11849831
January 2021 ....          5.24477652     April 2027 ......          1.09061848
February 2021 ...          5.14981558     May 2027 ........          1.06322468
March 2021 ......          5.05634319     June 2027 .......          1.03630941
April 2021 ......          4.96433746     July 2027 .......          1.00986531
May 2021 ........          4.87377690     August 2027 .....          0.98388508
June 2021 .......          4.78464024     September 2027 ..          0.95836153
July 2021 .......          4.69690655     October 2027 ....          0.93328762
August 2021 .....          4.61055520     November 2027 ...          0.90865637
September 2021 ..          4.52556586     December 2027 ...          0.88446090
October 2021 ....          4.44191844     January 2028 ....          0.86069448
November 2021 ...          4.35959320     February 2028 ...          0.83735039
December 2021 ...          4.27857064     March 2028 ......          0.81442211
January 2022 ....          4.19883155     April 2028 ......          0.79190315
February 2022 ...          4.12035699     May 2028 ........          0.76978711
March 2022 ......          4.04312828     June 2028 .......          0.74806773
April 2022 ......          3.96712703     July 2028 .......          0.72673881

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule VII Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          0.70579425%    January 2031 ....          0.24114205%
September 2028 ..          0.68522802     February 2031 ...          0.22929188
October 2028 ....          0.66503422     March 2031 ......          0.21767555
November 2028 ...          0.64520700     April 2031 ......          0.20628929
December 2028 ...          0.62574060     May 2031 ........          0.19512933
January 2029 ....          0.60662937     June 2031 .......          0.18419202
February 2029 ...          0.58786770     July 2031 .......          0.17347375
March 2029 ......          0.56945012     August 2031 .....          0.16297091
April 2029 ......          0.55137117     September 2031 ..          0.15268001
May 2029 ........          0.53362555     October 2031 ....          0.14259760
June 2029 .......          0.51620797     November 2031 ...          0.13272025
July 2029 .......          0.49911324     December 2031 ...          0.12304460
August 2029 .....          0.48233628     January 2032 ....          0.11356737
September 2029 ..          0.46587202     February 2032 ...          0.10428526
October 2029 ....          0.44971553     March 2032 ......          0.09519508
November 2029 ...          0.43386191     April 2032 ......          0.08629367
December 2029 ...          0.41830633     May 2032 ........          0.07757792
January 2030 ....          0.40304409     June 2032 .......          0.06904474
February 2030 ...          0.38807048     July 2032 .......          0.06069113
March 2030 ......          0.37338091     August 2032 .....          0.05251412
April 2030 ......          0.35897085     September 2032 ..          0.04451076
May 2030 ........          0.34483582     October 2032 ....          0.03667816
June 2030 .......          0.33097142     November 2032 ...          0.02901350
July 2030 .......          0.31737331     December 2032 ...          0.02151396
August 2030 .....          0.30403724     January 2033 ....          0.01417680
September 2030 ..          0.29095897     February 2033 ...          0.00699927
October 2030 ....          0.27813438     March 2033
November 2030 ...          0.26555936          and thereafter        0.00000000
December 2030 ...          0.25322990

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                    Aggregate Schedule VIII Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         97.32403505%    November 2009 ...         33.53533575%
September 2003 ..         94.73527092     December 2009 ...         32.99107616
October 2003 ....         92.23265294     January 2010 ....         32.44871819
November 2003 ...         89.81512152     February 2010 ...         31.90874555
December 2003 ...         87.48161185     March 2010 ......         31.37160207
January 2004 ....         85.23105374     April 2010 ......         30.83769438
February 2004 ...         83.06237131     May 2010 ........         30.30739423
March 2004 ......         80.97448292     June 2010 .......         29.74136340
April 2004 ......         78.96630095     July 2010 .......         29.13669558
May 2004 ........         77.03673169     August 2010 .....         28.55530779
June 2004 .......         75.18467528     September 2010 ..         27.98500836
July 2004 .......         73.40902562     October 2010 ....         27.42559224
August 2004 .....         71.70867031     November 2010 ...         26.87685806
September 2004 ..         70.08249069     December 2010 ...         26.33860812
October 2004 ....         68.52936183     January 2011 ....         25.81064830
November 2004 ...         67.04815256     February 2011 ...         25.29278798
December 2004 ...         65.63772558     March 2011 ......         24.78484003
January 2005 ....         64.29693750     April 2011 ......         24.28662071
February 2005 ...         63.02463903     May 2011 ........         23.79794959
March 2005 ......         61.81967505     June 2011 .......         23.31864955
April 2005 ......         60.68088488     July 2011 .......         22.84854666
May 2005 ........         59.60710236     August 2011 .....         22.39758723
June 2005 .......         58.59715616     September 2011 ..         21.95520134
July 2005 .......         57.64986997     October 2011 ....         21.52123006
August 2005 .....         56.76406277     November 2011 ...         21.09551737
September 2005 ..         55.93854918     December 2011 ...         20.67791004
October 2005 ....         55.17213966     January 2012 ....         20.26825769
November 2005 ...         54.46364092     February 2012 ...         19.86641265
December 2005 ...         53.78202447     March 2012 ......         19.47222995
January 2006 ....         53.12672061     April 2012 ......         19.08556725
February 2006 ...         52.49569798     May 2012 ........         18.70628484
March 2006 ......         51.88843722     June 2012 .......         18.33424554
April 2006 ......         51.30442877     July 2012 .......         17.96931465
May 2006 ........         50.74317273     August 2012 .....         17.61970624
June 2006 .......         50.20417855     September 2012 ..         17.27664822
July 2006 .......         49.68696501     October 2012 ....         16.94002071
August 2006 .....         49.19105997     November 2012 ...         16.60970597
September 2006 ..         48.71600021     December 2012 ...         16.28558839
October 2006 ....         48.26133128     January 2013 ....         15.96755445
November 2006 ...         47.82660738     February 2013 ...         15.65549269
December 2006 ...         47.41139111     March 2013 ......         15.34929363
January 2007 ....         47.01525343     April 2013 ......         15.04884979
February 2007 ...         46.63777340     May 2013 ........         14.75405561
March 2007 ......         46.27853814     June 2013 .......         14.46480747
April 2007 ......         45.93714259     July 2013 .......         14.18100357
May 2007 ........         45.61318944     August 2013 .....         13.90254398
June 2007 .......         45.30628892     September 2013 ..         13.62933058
July 2007 .......         45.01605874     October 2013 ....         13.36126703
August 2007 .....         44.74212389     November 2013 ...         13.09825867
September 2007 ..         44.48411656     December 2013 ...         12.84021261
October 2007 ....         44.24167595     January 2014 ....         12.58703765
November 2007 ...         44.01444821     February 2014 ...         12.33864417
December 2007 ...         43.80208626     March 2014 ......         12.09494423
January 2008 ....         43.58438248     April 2014 ......         11.85585147
February 2008 ...         43.33450634     May 2014 ........         11.62128107
March 2008 ......         43.05518032     June 2014 .......         11.39114977
April 2008 ......         42.74895197     July 2014 .......         11.16537579
May 2008 ........         42.41820450     August 2014 .....         10.94387885
June 2008 .......         42.06516669     September 2014 ..         10.72658014
July 2008 .......         41.69192216     October 2014 ....         10.51340223
August 2008 .....         41.25132392     November 2014 ...         10.30426914
September 2008 ..         40.79553998     December 2014 ...         10.09910622
October 2008 ....         40.32624466     January 2015 ....          9.89784022
November 2008 ...         39.84499966     February 2015 ...          9.70039918
December 2008 ...         39.35326090     March 2015 ......          9.50671248
January 2009 ....         38.85238506     April 2015 ......          9.31671074
February 2009 ...         38.34363551     May 2015 ........          9.13032587
March 2009 ......         37.82818812     June 2015 .......          8.94749099
April 2009 ......         37.30713664     July 2015 .......          8.76814047
May 2009 ........         36.78149771     August 2015 .....          8.59220984
June 2009 .......         36.25221562     September 2015 ..          8.41963579
July 2009 .......         35.72016682     October 2015 ....          8.25035622
August 2009 .....         35.17403230     November 2015 ...          8.08431006
September 2009 ..         34.62740968     December 2015 ...          7.92143746
October 2009 ....         34.08097081     January 2016 ....          7.76167957

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance Aggregate Schedule VIII Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...          7.60497865%    May 2022 ........          1.51286571%
March 2016 ......          7.45127802     June 2022 .......          1.47830840
April 2016 ......          7.30052198     July 2022 .......          1.44445642
May 2016 ........          7.15265590     August 2022 .....          1.41129618
June 2016 .......          7.00762611     September 2022 ..          1.37881434
July 2016 .......          6.86537993     October 2022 ....          1.34699785
August 2016 .....          6.72586564     November 2022 ...          1.31583384
September 2016 ..          6.58903245     December 2022 ...          1.28530971
October 2016 ....          6.45483051     January 2023 ....          1.25541308
November 2016 ...          6.32321085     February 2023 ...          1.22613183
December 2016 ...          6.19412542     March 2023 ......          1.19745405
January 2017 ....          6.06752705     April 2023 ......          1.16936804
February 2017 ...          5.94336942     May 2023 ........          1.14186233
March 2017 ......          5.82160703     June 2023 .......          1.11492568
April 2017 ......          5.70219524     July 2023 .......          1.08854704
May 2017 ........          5.58509022     August 2023 .....          1.06271556
June 2017 .......          5.47024894     September 2023 ..          1.03742061
July 2017 .......          5.35762914     October 2023 ....          1.01265177
August 2017 .....          5.24718935     November 2023 ...          0.98839877
September 2017 ..          5.13888885     December 2023 ...          0.96465159
October 2017 ....          5.03268766     January 2024 ....          0.94140035
November 2017 ...          4.92854653     February 2024 ...          0.91863538
December 2017 ...          4.82642695     March 2024 ......          0.89634719
January 2018 ....          4.72629107     April 2024 ......          0.87452645
February 2018 ...          4.62810178     May 2024 ........          0.85316404
March 2018 ......          4.53182262     June 2024 .......          0.83225099
April 2018 ......          4.43741780     July 2024 .......          0.81177849
May 2018 ........          4.34485218     August 2024 .....          0.79173790
June 2018 .......          4.25409128     September 2024 ..          0.77212075
July 2018 .......          4.16510127     October 2024 ....          0.75291874
August 2018 .....          4.07784886     November 2024 ...          0.73412371
September 2018 ..          3.99230146     December 2024 ...          0.71572765
October 2018 ....          3.90842704     January 2025 ....          0.69772272
November 2018 ...          3.82619414     February 2025 ...          0.68010119
December 2018 ...          3.74557191     March 2025 ......          0.66285554
January 2019 ....          3.66653004     April 2025 ......          0.64597834
February 2019 ...          3.58903879     May 2025 ........          0.62946230
March 2019 ......          3.51306898     June 2025 .......          0.61330029
April 2019 ......          3.43859192     July 2025 .......          0.59748532
May 2019 ........          3.36557948     August 2025 .....          0.58201052
June 2019 .......          3.29400406     September 2025 ..          0.56686913
July 2019 .......          3.22383852     October 2025 ....          0.55205454
August 2019 .....          3.15505628     November 2025 ...          0.53756029
September 2019 ..          3.08763121     December 2025 ...          0.52337999
October 2019 ....          3.02153765     January 2026 ....          0.50950740
November 2019 ...          2.95675045     February 2026 ...          0.49593640
December 2019 ...          2.89324488     March 2026 ......          0.48266098
January 2020 ....          2.83099671     April 2026 ......          0.46967524
February 2020 ...          2.76998213     May 2026 ........          0.45697341
March 2020 ......          2.71017775     June 2026 .......          0.44454982
April 2020 ......          2.65156067     July 2026 .......          0.43239888
May 2020 ........          2.59410834     August 2026 .....          0.42051516
June 2020 .......          2.53779871     September 2026 ..          0.40889329
July 2020 .......          2.48261003     October 2026 ....          0.39752803
August 2020 .....          2.42852105     November 2026 ...          0.38641422
September 2020 ..          2.37551087     December 2026 ...          0.37554680
October 2020 ....          2.32355896     January 2027 ....          0.36492082
November 2020 ...          2.27264521     February 2027 ...          0.35453141
December 2020 ...          2.22274985     March 2027 ......          0.34437382
January 2021 ....          2.17385346     April 2027 ......          0.33444334
February 2021 ...          2.12593704     May 2027 ........          0.32473542
March 2021 ......          2.07898190     June 2027 .......          0.31524552
April 2021 ......          2.03296970     July 2027 .......          0.30596925
May 2021 ........          1.98788241     August 2027 .....          0.29690228
June 2021 .......          1.94370241     September 2027 ..          0.28804036
July 2021 .......          1.90041233     October 2027 ....          0.27937932
August 2021 .....          1.85799517     November 2027 ...          0.27091507
September 2021 ..          1.81643421     December 2027 ...          0.26264361
October 2021 ....          1.77571309     January 2028 ....          0.25456101
November 2021 ...          1.73581568     February 2028 ...          0.24666342
December 2021 ...          1.69672624     March 2028 ......          0.23894707
January 2022 ....          1.65842923     April 2028 ......          0.23140821
February 2022 ...          1.62090946     May 2028 ........          0.22404325
March 2022 ......          1.58415201     June 2028 .......          0.21684862
April 2022 ......          1.54814221     July 2028 .......          0.20982079

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance Aggregate Schedule VIII Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          0.20295637%    January 2031 ....          0.06170614%
September 2028 ..          0.19625198     February 2031 ...          0.05843772
October 2028 ....          0.18970432     March 2031 ......          0.05525387
November 2028 ...          0.18331015     April 2031 ......          0.05215280
December 2028 ...          0.17706632     May 2031 ........          0.04913271
January 2029 ....          0.17096971     June 2031 .......          0.04619185
February 2029 ...          0.16501726     July 2031 .......          0.04332851
March 2029 ......          0.15920601     August 2031 .....          0.04054099
April 2029 ......          0.15353299     September 2031 ..          0.03782766
May 2029 ........          0.14799536     October 2031 ....          0.03518690
June 2029 .......          0.14259028     November 2031 ...          0.03261712
July 2029 .......          0.13731498     December 2031 ...          0.03011677
August 2029 .....          0.13216677     January 2032 ....          0.02768435
September 2029 ..          0.12714299     February 2032 ...          0.02531834
October 2029 ....          0.12224102     March 2032 ......          0.02301730
November 2029 ...          0.11745832     April 2032 ......          0.02077980
December 2029 ...          0.11279238     May 2032 ........          0.01860442
January 2030 ....          0.10824075     June 2032 .......          0.01648980
February 2030 ...          0.10380101     July 2032 .......          0.01443459
March 2030 ......          0.09947081     August 2032 .....          0.01243746
April 2030 ......          0.09524783     September 2032 ..          0.01049713
May 2030 ........          0.09112982     October 2032 ....          0.00861234
June 2030 .......          0.08711452     November 2032 ...          0.00678183
July 2030 .......          0.08319978     December 2032 ...          0.00500440
August 2030 .....          0.07938346     January 2033 ....          0.00327885
September 2030 ..          0.07566345     February 2033 ...          0.00160401
October 2030 ....          0.07203771     March 2033
November 2030 ...          0.06850422          and thereafter        0.00000000
December 2030 ...          0.06506101

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
                     Aggregate Schedule IX Reduction Amount

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2003 .....         97.16209158%    November 2009 ...         30.68427307%
September 2003 ..         94.41752265     December 2009 ...         30.16042405
October 2003 ....         91.76506690     January 2010 ....         29.63883345
November 2003 ...         89.20349734     February 2010 ...         29.11996383
December 2003 ...         86.73158586     March 2010 ......         28.60423856
January 2004 ....         84.34810302     April 2010 ......         28.09204443
February 2004 ...         82.05181762     May 2010 ........         27.58373400
March 2004 ......         79.84149650     June 2010 .......         27.03995044
April 2004 ......         77.71590436     July 2010 .......         26.45776947
May 2004 ........         75.67380341     August 2010 .....         25.89966970
June 2004 .......         73.71395330     September 2010 ..         25.35283898
July 2004 .......         71.83511101     October 2010 ....         24.81705651
August 2004 .....         70.03603055     November 2010 ...         24.29210571
September 2004 ..         68.31546308     December 2010 ...         23.77777421
October 2004 ....         66.67215673     January 2011 ....         23.27385366
November 2004 ...         65.10485658     February 2011 ...         22.78013977
December 2004 ...         63.61230470     March 2011 ......         22.29643214
January 2005 ....         62.19324010     April 2011 ......         21.82253423
February 2005 ...         60.84639890     May 2011 ........         21.35825330
March 2005 ......         59.57051428     June 2011 .......         20.90340032
April 2005 ......         58.36431664     July 2011 .......         20.45778986
May 2005 ........         57.22653377     August 2011 .....         20.03177816
June 2005 .......         56.15589090     September 2011 ..         19.61433678
July 2005 .......         55.15111101     October 2011 ....         19.20529739
August 2005 .....         54.21091488     November 2011 ...         18.80449494
September 2005 ..         53.33402148     December 2011 ...         18.41176751
October 2005 ....         52.51914808     January 2012 ....         18.02695632
November 2005 ...         51.76501060     February 2012 ...         17.64990570
December 2005 ...         51.04049210     March 2012 ......         17.28046295
January 2006 ....         50.34493679     April 2012 ......         16.91847833
February 2006 ...         49.67622930     May 2012 ........         16.56380500
March 2006 ......         49.03376862     June 2012 .......         16.21629897
April 2006 ......         48.41696558     July 2012 .......         15.87581900
May 2006 ........         47.82524273     August 2012 .....         15.55083457
June 2006 .......         47.25803411     September 2012 ..         15.23228091
July 2006 .......         46.71478495     October 2012 ....         14.92003352
August 2006 .....         46.19495157     November 2012 ...         14.61397022
September 2006 ..         45.69800110     December 2012 ...         14.31397122
October 2006 ....         45.22341126     January 2013 ....         14.01991896
November 2006 ...         44.77067024     February 2013 ...         13.73169817
December 2006 ...         44.33927638     March 2013 ......         13.44919575
January 2007 ....         43.92873813     April 2013 ......         13.17230079
February 2007 ...         43.53857365     May 2013 ........         12.90090449
March 2007 ......         43.16831086     June 2013 .......         12.63490010
April 2007 ......         42.81748706     July 2013 .......         12.37418295
May 2007 ........         42.48564885     August 2013 .....         12.11865036
June 2007 .......         42.17235196     September 2013 ..         11.86820161
July 2007 .......         41.87716099     October 2013 ....         11.62273788
August 2007 .....         41.59964934     November 2013 ...         11.38216230
September 2007 ..         41.33939897     December 2013 ...         11.14637982
October 2007 ....         41.09600026     January 2014 ....         10.91529719
November 2007 ...         40.86905188     February 2014 ...         10.68882297
December 2007 ...         40.65816058     March 2014 ......         10.46686748
January 2008 ....         40.44307384     April 2014 ......         10.24934272
February 2008 ...         40.19691750     May 2014 ........         10.03616243
March 2008 ......         39.92237161     June 2014 .......          9.82724195
April 2008 ......         39.62194250     July 2014 .......          9.62249827
May 2008 ........         39.29797328     August 2014 .....          9.42184997
June 2008 .......         38.95265381     September 2014 ..          9.22521719
July 2008 .......         38.58802985     October 2014 ....          9.03252158
August 2008 .....         38.15815599     November 2014 ...          8.84368635
September 2008 ..         37.71390912     December 2014 ...          8.65863611
October 2008 ....         37.25692900     January 2015 ....          8.47729695
November 2008 ...         36.78874375     February 2015 ...          8.29959640
December 2008 ...         36.31077675     March 2015 ......          8.12546335
January 2009 ....         35.82435299     April 2015 ......          7.95482809
February 2009 ...         35.33070513     May 2015 ........          7.78762218
March 2009 ......         34.83097928     June 2015 .......          7.62377858
April 2009 ......         34.32624020     July 2015 .......          7.46323150
May 2009 ........         33.81747647     August 2015 .....          7.30591638
June 2009 .......         33.30560512     September 2015 ..          7.15176997
July 2009 .......         32.79147618     October 2015 ....          7.00073018
August 2009 .....         32.26410006     November 2015 ...          6.85273616
September 2009 ..         31.73668405     December 2015 ...          6.70772817
October 2009 ....         31.20987611     January 2016 ....          6.56564768

                          Scheduled Principal Balances
              as Percentages of Initial Aggregate Principal Balance
               Aggregate Schedule IX Reduction Amount (Continued)

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
February 2016 ...          6.42643728%    May 2022 ........          1.18291142%
March 2016 ......          6.29004060     June 2022 .......          1.15469492
April 2016 ......          6.15640244     July 2022 .......          1.12708590
May 2016 ........          6.02546862     August 2022 .....          1.10007197
June 2016 .......          5.89718600     September 2022 ..          1.07364102
July 2016 .......          5.77150249     October 2022 ....          1.04778111
August 2016 .....          5.64836698     November 2022 ...          1.02248058
September 2016 ..          5.52772935     December 2022 ...          0.99772800
October 2016 ....          5.40954047     January 2023 ....          0.97351215
November 2016 ...          5.29375213     February 2023 ...          0.94982205
December 2016 ...          5.18031704     March 2023 ......          0.92664693
January 2017 ....          5.06918886     April 2023 ......          0.90397622
February 2017 ...          4.96032213     May 2023 ........          0.88179956
March 2017 ......          4.85367226     June 2023 .......          0.86010683
April 2017 ......          4.74919553     July 2023 .......          0.83888807
May 2017 ........          4.64684906     August 2023 .....          0.81813355
June 2017 .......          4.54659079     September 2023 ..          0.79783370
July 2017 .......          4.44837949     October 2023 ....          0.77797915
August 2017 .....          4.35217473     November 2023 ...          0.75856074
September 2017 ..          4.25793684     December 2023 ...          0.73956949
October 2017 ....          4.16562692     January 2024 ....          0.72099654
November 2017 ...          4.07520686     February 2024 ...          0.70283328
December 2017 ...          3.98663925     March 2024 ......          0.68507125
January 2018 ....          3.89988741     April 2024 ......          0.66770211
February 2018 ...          3.81491537     May 2024 ........          0.65071776
March 2018 ......          3.73168787     June 2024 .......          0.63411022
April 2018 ......          3.65017033     July 2024 .......          0.61787166
May 2018 ........          3.57032885     August 2024 .....          0.60199445
June 2018 .......          3.49213013     September 2024 ..          0.58647106
July 2018 .......          3.41554160     October 2024 ....          0.57129413
August 2018 .....          3.34053128     November 2024 ...          0.55645647
September 2018 ..          3.26706779     December 2024 ...          0.54195103
October 2018 ....          3.19512039     January 2025 ....          0.52777085
November 2018 ...          3.12465893     February 2025 ...          0.51390916
December 2018 ...          3.05565385     March 2025 ......          0.50035932
January 2019 ....          2.98807616     April 2025 ......          0.48711481
February 2019 ...          2.92189742     May 2025 ........          0.47416924
March 2019 ......          2.85708977     June 2025 .......          0.46151636
April 2019 ......          2.79362588     July 2025 .......          0.44915001
May 2019 ........          2.73147895     August 2025 .....          0.43706423
June 2019 .......          2.67062268     September 2025 ..          0.42525310
July 2019 .......          2.61103132     October 2025 ....          0.41371086
August 2019 .....          2.55267958     November 2025 ...          0.40243185
September 2019 ..          2.49554273     December 2025 ...          0.39141053
October 2019 ....          2.43959646     January 2026 ....          0.38064149
November 2019 ...          2.38481694     February 2026 ...          0.37011938
December 2019 ...          2.33118084     March 2026 ......          0.35983902
January 2020 ....          2.27866524     April 2026 ......          0.34979527
February 2020 ...          2.22724772     May 2026 ........          0.33998315
March 2020 ......          2.17690624     June 2026 .......          0.33039776
April 2020 ......          2.12761923     July 2026 .......          0.32103428
May 2020 ........          2.07936553     August 2026 .....          0.31188801
June 2020 .......          2.03212439     September 2026 ..          0.30295434
July 2020 .......          1.98587548     October 2026 ....          0.29422875
August 2020 .....          1.94059885     November 2026 ...          0.28570680
September 2020 ..          1.89627495     December 2026 ...          0.27738417
October 2020 ....          1.85288459     January 2027 ....          0.26925662
November 2020 ...          1.81040899     February 2027 ...          0.26131996
December 2020 ...          1.76882974     March 2027 ......          0.25357013
January 2021 ....          1.72812874     April 2027 ......          0.24600312
February 2021 ...          1.68828830     May 2027 ........          0.23861503
March 2021 ......          1.64929105     June 2027 .......          0.23140200
April 2021 ......          1.61111996     July 2027 .......          0.22436032
May 2021 ........          1.57375835     August 2027 .....          0.21748625
June 2021 .......          1.53718986     September 2027 ..          0.21077624
July 2021 .......          1.50139843     October 2027 ....          0.20422671
August 2021 .....          1.46636834     November 2027 ...          0.19783424
September 2021 ..          1.43208418     December 2027 ...          0.19159541
October 2021 ....          1.39853082     January 2028 ....          0.18550691
November 2021 ...          1.36569347     February 2028 ...          0.17956550
December 2021 ...          1.33355757     March 2028 ......          0.17376798
January 2022 ....          1.30210891     April 2028 ......          0.16811122
February 2022 ...          1.27133350     May 2028 ........          0.16259219
March 2022 ......          1.24121770     June 2028 .......          0.15720787
April 2022 ......          1.21174805     July 2028 .......          0.15195534

                      Percentage of                             Percentage of
                    Initial Aggregate                         Initial Aggregate
Distribution Date   Principal Balance     Distribution Date   Principal Balance
-----------------   -----------------     -----------------   -----------------
August 2028 .....          0.14683172%    January 2031 ....          0.04331731%
September 2028 ..          0.14183421     February 2031 ...          0.04098009
October 2028 ....          0.13696004     March 2031 ......          0.03870694
November 2028 ...          0.13220652     April 2031 ......          0.03649636
December 2028 ...          0.12757101     May 2031 ........          0.03434695
January 2029 ....          0.12305091     June 2031 .......          0.03225729
February 2029 ...          0.11864368     July 2031 .......          0.03022599
March 2029 ......          0.11434685     August 2031 .....          0.02825172
April 2029 ......          0.11015797     September 2031 ..          0.02633316
May 2029 ........          0.10607469     October 2031 ....          0.02446902
June 2029 .......          0.10209464     November 2031 ...          0.02265802
July 2029 .......          0.09821556     December 2031 ...          0.02089896
August 2029 .....          0.09443521     January 2032 ....          0.01919060
September 2029 ..          0.09075138     February 2032 ...          0.01753176
October 2029 ....          0.08716196     March 2032 ......          0.01592129
November 2029 ...          0.08366482     April 2032 ......          0.01435806
December 2029 ...          0.08025791     May 2032 ........          0.01284095
January 2030 ....          0.07693921     June 2032 .......          0.01136886
February 2030 ...          0.07370677     July 2032 .......          0.00994076
March 2030 ......          0.07055862     August 2032 .....          0.00855559
April 2030 ......          0.06749292     September 2032 ..          0.00721234
May 2030 ........          0.06450777     October 2032 ....          0.00591000
June 2030 .......          0.06160137     November 2032 ...          0.00464761
July 2030 .......          0.05877196     December 2032 ...          0.00342422
August 2030 .....          0.05601780     January 2033 ....          0.00223887
September 2030 ..          0.05333718     February 2033 ...          0.00109069
October 2030 ....          0.05072843     March 2033
November 2030 ...          0.04818993          and thereafter        0.00000000
December 2030 ...          0.04572008

            (c) Notwithstanding the foregoing, on each Distribution Date occurring on or subsequent to the applicable Subordination Depletion Date, (x) the Group I-A Non-PO Principal Distribution Amount shall be distributed among the Classes of Group I-A Certificates, and (y) the Group II-A Non-PO Principal Distribution Amount shall be distributed among the Classes of Group II-A Certificates pro rata in accordance with their outstanding Principal Balances without regard to either the proportions or the priorities set forth in Section 4.01(b)(i) and (ii).

            (d) (i) For purposes of determining whether the Classes of Class B Certificates of a Group are eligible to receive distributions of principal with respect to any Distribution Date, the following tests shall apply:

            (A) (i) if the Current Class I-B-1 Fractional Interest is less than the Original Class I-B-1 Fractional Interest and the Class I-B-1 Principal Balance is greater than zero, the Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (ii) if the Current Class II-B-1 Fractional Interest is less than the Original Class II-B-1 Fractional Interest and the Class II-B-1 Principal Balance is greater than zero, the Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (B) (i) if the Current Class I-B-2 Fractional Interest is less than the Original Class I-B-2 Fractional Interest and the Class I-B-2 Principal Balance is greater than zero, the Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (ii) if the Current Class II-B-2 Fractional Interest is less than the Original Class II-B-2 Fractional Interest and the Class II-B-2 Principal Balance is greater than zero, the Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (C) (i) if the Current Class I-B-3 Fractional Interest is less than the Original Class I-B-3 Fractional Interest and the Class I-B-3 Principal Balance is greater than zero, the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (ii) if the Current Class II-B-3 Fractional Interest is less than the Original Class II-B-3 Fractional Interest and the Class II-B-3 Principal Balance is greater than zero, the Class II-B-4, Class II-B-5 and Class II-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (D) (i) if the Current Class I-B-4 Fractional Interest is less than the Original Class I-B-4 Fractional Interest and the Class I-B-4 Principal Balance is greater than zero, the Class I-B-5 and Class I-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (ii) if the Current Class II-B-4 Fractional Interest is less than the Original Class II-B-4 Fractional Interest and the Class II-B-4 Principal Balance is greater than zero, the Class II-B-5 and Class II-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (E) (i) if the Current Class I-B-5 Fractional Interest is less than the Original Class I-B-5 Fractional Interest and the Class I-B-5 Principal Balance is greater than zero, the Class I-B-6 Certificates shall not be eligible to receive distributions of principal; or

            (ii) if the Current Class II-B-5 Fractional Interest is less than the Original Class II-B-5 Fractional Interest and the Class II-B-5 Principal Balance is greater than zero, the Class II-B-6 Certificates shall not be eligible to receive distributions of principal.

            (ii) Notwithstanding the foregoing, if on any Distribution Date the aggregate distributions to Holders of the Classes of Class B Certificates of a Group entitled to receive distributions of principal would reduce the Principal Balances of the Classes of Class B Certificates of such Group entitled to receive distributions of principal below zero, first the Group I Class B Prepayment Percentage or the Group II Class B Prepayment Percentage, as the case may be, of any affected Class of Class B Certificates for such Distribution Date beginning with the affected Class of such Group with the lowest numerical Class designation and then, if necessary, the Group I Class B Percentage or Group II Class B Percentage, as the case may be, of such Class of the Class B Certificates for such Distribution Date shall be reduced to the respective percentages necessary to bring the Principal Balance of such Class of Class B Certificates to zero. The Group I Class B Prepayment Percentages or the Group II Class B Prepayment Percentages, as the case may be, and the Group I Class B Percentages or the Group II Class B Percentages, as the case may be, of the remaining Classes of Class B Certificates in the related Group will be recomputed substituting for the Group I Subordinated Prepayment Percentage or Group II Subordinated Prepayment Percentage, as the case may be, and Group I Subordinated Percentage or Group II Subordinated Percentage, as the case may be, in such computations the difference between (A) the Group I Subordinated Prepayment Percentage or Group II Subordinated Prepayment Percentage, as the case may be, or Group I Subordinated Percentage or Group II Subordinated Percentage, as the case may be, and (B) the percentages determined in accordance with the preceding sentence necessary to bring the Principal Balances of the affected Classes of Class B Certificates of such Group to zero; provided, however, that if the Principal Balances of all the Classes of Class B Certificates in the related Group eligible to receive distributions of principal shall be reduced to zero on such Distribution Date, the Group I Class B Prepayment Percentage or Group II Class B Prepayment Percentage, as the case may be, and Group I Class B Percentage or Group II Class B Percentage, as the case may be, of the Class of Class B Certificates in such Group with the lowest numerical Class designation which would otherwise be ineligible to receive distributions of principal in accordance with this Section shall equal the remainder of the Group I Subordinated Prepayment Percentage or Group II Subordinated Prepayment Percentage, as applicable for such Distribution Date minus the sum of the Group I Class B Prepayment Percentages or Group II Class B Prepayment Percentages of the Classes of Class B Certificates in such Group having lower numerical Class designations, if any, and the remainder of the Group I Subordinated Percentage or Group II Subordinated Percentage, as the case may be, for such Distribution Date minus the sum of the Group I Class B Percentages or Group II Class B Percentages, as applicable of the Classes of Class B Certificates in such Group having lower numerical Class designations, if any, respectively. Any entitlement of any Class of Class B Certificates to principal payments solely pursuant to this clause (ii) shall not cause such Class to be regarded as being eligible to receive principal distributions for the purpose of applying the definition of its Group I Class B Percentage or Group II Class B Percentage, as applicable or Group II Class B Prepayment Percentage or Group II Class B Prepayment Percentage, as applicable.

            (e) The Trustee shall establish and maintain the Upper-Tier Certificate Account, which shall be a separate trust account and an Eligible Account. On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds available on deposit in the Payment Account, (i) deposit, in immediately available funds, by wire transfer or otherwise, into the Upper-Tier Certificate Account the Lower-Tier Distribution Amount and (ii) distribute to the Class I-A-LR Certificateholder (other than as provided in Section 9.01 respecting the final distribution to Certificateholders) by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, the Group I-A Distribution Amount with respect to the Class I-A-LR Certificate and all other amounts distributable to the Class I-A-LR Certificate. The Trustee may clear and terminate the Upper-Tier Certificate Account pursuant to Section 9.01.

            (f) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Seller), the Paying Agent shall, on behalf of the Master Servicer, from funds remitted to it by the Master Servicer, distribute to each Certificateholder of record (other than the Class I-A-LR Certificateholder) on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this
Section 4.01(f) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder holds Certificates having a Denomination at least equal to that specified in Section 11.18, and has so notified the Master Servicer or, if applicable, the Paying Agent at least seven Business Days prior to the Distribution Date or, if such Holder holds Certificates having, in the aggregate, a Denomination less than the requisite minimum Denomination or if such Holder holds the Class I-A-R Certificate or has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share of the Group I-A Distribution Amount or Group II-A Distribution Amount, as applicable, with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Class I-A-2, Class I-A-R or Class I-A-LR Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, or in the case of the Class I-A-2 Certificates, the Notional Amount would be reduced to zero, the Master Servicer shall, as soon as practicable after the Determination Date relating to such Distribution Date, send a notice to the Trustee. The Trustee will then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Trustee therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with Section 4.01(a)(i).

            (g) The Paying Agent (or if no Paying Agent is appointed by the Master Servicer, the Master Servicer) shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(g) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Section 4.02 Allocation of Realized Losses.

            (a) (i) With respect to any Distribution Date, the principal portion of Realized Losses on the Group I Mortgage Loans (other than Debt Service Reductions) occurring with respect to Group I Mortgage Loans will be allocated as follows:

            first, to the Class I-B-6 Certificates until the Class I-B-6 Principal Balance has been reduced to zero;

            second, to the Class I-B-5 Certificates until the Class I-B-5 Principal Balance has been reduced to zero;

            third, to the Class I-B-4 Certificates until the Class I-B-4 Principal Balance has been reduced to zero;

            fourth, to the Class I-B-3 Certificates until the Class I-B-3 Principal Balance has been reduced to zero;

            fifth, to the Class I-B-2 Certificates until the Class I-B-2 Principal Balance has been reduced to zero;

            sixth, to the Class I-B-1 Certificates until the Class I-B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Group I-A Certificates and Class I-A-PO Component, pro rata, based on the Non-PO Fraction and the PO Fraction of such Mortgage Loans.

            (ii) With respect to any Distribution Date, the principal portion of Realized Losses on the Group II Mortgage Loans (other than Debt Service Reductions) occurring with respect to Group II Mortgage Loans will be allocated as follows:

            first, to the Class II-B-6 Certificates until the Class II-B-6 Principal Balance has been reduced to zero;

            second, to the Class II-B-5 Certificates until the Class II-B-5 Principal Balance has been reduced to zero;

            third, to the Class II-B-4 Certificates until the Class II-B-4 Principal Balance has been reduced to zero;

            fourth, to the Class II-B-3 Certificates until the Class II-B-3 Principal Balance has been reduced to zero;

            fifth, to the Class II-B-2 Certificates until the Class II-B-2 Principal Balance has been reduced to zero;

            sixth, to the Class II-B-1 Certificates until the Class II-B-1 Principal Balance has been reduced to zero; and

            seventh, concurrently, to the Group II-A Certificates and Class II-A-PO Component, pro rata, based on the Non-PO Fraction and the PO Fraction of such Mortgage Loans.

            This allocation of Realized Losses will be effected through the reduction of the applicable Class's or Component's Principal Balance.

            (b) Any Realized Losses allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Group I-B Principal Balance or Group II-B Principal Balance has been reduced to zero, the interest portion of Realized Losses occurring with respect to any Group I Mortgage Loan or Group II Mortgage Loan, as applicable, will be allocated among the outstanding Classes of Group I-A and Group II-A Certificates, respectively, based upon their Group I-A and Group II-A Interest Percentages.

            (d) Realized Losses allocated in accordance with this Section 4.02 will be allocated as follows: (i) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Mid-Month Receipt Period will be allocated on the Determination Date in the month following the month in which such Mid-Month Receipt Period ended and (ii) Liquidated Loan Losses on Liquidated Loans for which the Liquidation Proceeds were received during, and Bankruptcy Losses incurred in a period corresponding to, an Unscheduled Principal Receipt Period for Full Unscheduled Principal Receipts that is a Prior Month Receipt Period will be allocated on the Determination Date in the second month following the month which is such Prior Month Receipt Period.

            (e) With respect to any Distribution Date, the principal portion of Realized Losses and recoveries attributable to previously allocated Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in an amount equal to the amount allocated to its respective Corresponding Upper-Tier Class or Classes as provided above.

            (f) With respect to any Distribution Date, the interest portion of Realized Losses allocated pursuant to this Section 4.02 will be allocated to each Uncertificated Lower-Tier Interest in the same relative proportions as interest is allocated to such Uncertificated Lower-Tier Interest.

            Section 4.03 Paying Agent.

            (a) The Master Servicer hereby appoints the Trustee as initial Paying Agent to make distributions to Certificateholders and to forward to Certificateholders the periodic statements and the annual statements required by
Section 4.04 as agent of the Master Servicer.

            The Master Servicer may, at any time, remove or replace the Paying Agent.

            The Master Servicer shall cause any Paying Agent that is not the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Master Servicer for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Master Servicer in remitting any required amount; and

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent.

            (b) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account and an Eligible Account, in which the Master Servicer shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds (i) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, any Periodic Advance for such Distribution Date, pursuant to Section 3.03 and (ii) at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Master Servicer may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the Trustee, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Master Servicer out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            Section 4.04 Statements to Certificateholders; Report to the Trustee and the Seller.

            Concurrently with each distribution pursuant to Section 4.01(f), the Master Servicer, or the Paying Agent appointed by the Master Servicer (upon receipt of such statement from the Master Servicer), shall forward or cause to be forwarded by mail to each Holder of a Certificate and the Seller a statement setting forth:

            (i) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (ii) (a) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (b) the amount of the Current Group I-A Interest Distribution Amount allocated to each Class of Group I-A Certificates and Current Group II-A Interest Distribution Amount allocated to each Class of Group II-A Certificates, (c) any Group I Interest Shortfall Amounts or Group II Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class A Unpaid Interest Shortfall with respect to each Class after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall allocated to each Class of Class A Certificates for such Distribution Date and (e) the amount of any Relief Act Shortfalls allocated to each Class of Class A Certificates for such Distribution Date;

            (iii) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal, separately identifying the aggregate amount of any Unscheduled Principal Receipts included therein;

            (iv) (a) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (b) the amount of the Current Class B Interest Distribution Amount for a Group allocated to each Class of Class B Certificates of such Group, (c) any Class B Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Class B Unpaid Interest Shortfall with respect to each Class of Class B Certificates of a Group after giving effect to such distribution, (d) the amount of any Non-Supported Interest Shortfall for a Group allocated to each Class of Class B Certificates of such Group for such Distribution Date, and (e) the amount of any Relief Act Shortfalls allocated to each Class of Class B Certificates of such Group for such Distribution Date;

            (v) the amount of any Periodic Advance by any Servicer, the Master Servicer or the Trustee pursuant to the Servicing Agreements or this Agreement;

            (vi) the number of Group I Mortgage Loans and Group II Mortgage Loans outstanding as of the preceding Determination Date;

            (vii) the Group I-A Principal Balance, the Group II-A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Principal Balance of each Component, the Group I-B Principal Balance, the Group II-B Principal Balance and the Principal Balance of each Class of Class B Certificates as of the following Determination Date after giving effect to the distributions of principal made, and the principal portion of Realized Losses, if any, allocated with respect to such Distribution Date;

            (viii) the Group I Adjusted Pool Amount, the Group II Adjusted Pool Amount, the Group I Adjusted Pool Amount (PO Portion), the Group II Adjusted Pool Amount (PO Portion), the Group I Pool Scheduled Principal Balance of the Group I Mortgage Loans for such Distribution Date, the Group II Pool Scheduled Principal Balance of the Group II Mortgage Loans for such Distribution Date, the aggregate Scheduled Principal Balance of the Group I Discount Mortgage Loans for such Distribution Date and the aggregate Scheduled Principal Balance of the Group II Discount Mortgage Loans for such Distribution Date;

            (ix) the aggregate Scheduled Principal Balances of the Group I Mortgage Loans and Group II Mortgage Loans serviced by WFHM and, collectively, by the Other Servicers as of such Distribution Date;

            (x) the Group I-A Percentage and Group II-A Percentage for such Distribution Date;

            (xi) the Group I-A Prepayment Percentage and Group II-A Prepayment Percentage for such Distribution Date;

            (xii) the Group I Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Percentages; and Group II Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Percentages; for such Distribution Date;

            (xiii) the Group I Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5 and Class I-B-6 Prepayment Percentages and Group II Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Prepayment Percentages; for such Distribution Date;

            (xiv) the number and aggregate principal balances of Group I Mortgage Loans and Group II Mortgage Loans delinquent (a) one month, (b) two months and (c) three months or more;

            (xv) the number and aggregate principal balances of the Group I Mortgage Loans and Group II Mortgage Loans in foreclosure as of the preceding Determination Date;

            (xvi) the book value of any real estate with respect to Group I Mortgage Loans or Group II Mortgage Loans acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (xvii) the principal and interest portions of Realized Losses with respect to Group I Mortgage Loans and Group II Mortgage Loans allocated as of such Distribution Date;

            (xviii) the aggregate amount of Bankruptcy Losses allocated to each Class of Class B Certificates in accordance with Section 4.02(a) since the Relevant Anniversary;

            (xix) the amount by which the Principal Balance of each Class of Group I-B or Group II-B Certificates has been reduced as a result of Realized Losses on the Mortgage Loans in the related Loan Group allocated as of such Distribution Date;

            (xx) the unpaid principal balance of any Group I Mortgage Loan or Group II Mortgage Loan as to which the Servicer of such Mortgage Loan has determined not to foreclose because it believes the related Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances;

            (xxi) the amount of the aggregate Servicing Fees and Master Servicing Fees paid (and not previously reported) with respect to the related Distribution Date and the amount by which the aggregate Available Master Servicer Compensation for each Loan Group has been reduced by the Prepayment Interest Shortfall for such Loan Group for the related Distribution Date;

            (xxii) in the case of the Class I-A-2 Certificates, the Notional Amount, if any;

            (xxiii) the Class A-PO Deferred Amounts, if any;

            (xxiv) the amount of PMI Advances made by a Servicer, if any with respect to each Loan Group; and

            (xxv) such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

      and shall deliver a copy of each type of statement to the Trustee, who shall provide copies thereof to Persons making written request therefor at the Corporate Trust Office.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (i) and (ii) above and with respect to a Class of Class B Certificates pursuant to clauses (iii) and (iv) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Class I-A-R and Class I-A-LR Certificates) with a $1,000 Denomination, and as a dollar amount per Class I-A-R and Class I-A-LR Certificates with a $50 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Trustee shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (i) and (ii)(a) above in the case of a Class A Certificateholder and the information set forth in clauses (iii) and (iv)(a) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code from time to time in force.

            Prior to the close of business on the third Business Day preceding each Distribution Date, the Master Servicer shall furnish a statement to the Trustee, any Paying Agent and the Seller (the information in such statement to be made available to Certificateholders by the Trustee on written request) setting forth the Group I-A Distribution Amount or Group II-A Distribution Amount, as applicable, with respect to each Class of Class A Certificates and the Group I-B Distribution Amount and Group II-B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the reports required pursuant to this Section 4.04, the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A which information shall be provided on a timely basis to the Paying Agent by the Master Servicer.

            Section 4.05 Reports to Mortgagors and the Internal Revenue Service.

            The Master Servicer shall, in each year beginning after the Cut-Off Date, make the reports of foreclosures and abandonments of any Mortgaged Property as required by Code Section 6050J. In order to facilitate this reporting process, the Master Servicer shall request that each Servicer, on or before January 15th of each year, shall provide to the Internal Revenue Service, with copies to the Master Servicer, reports relating to each instance occurring during the previous calendar year in which such Servicer (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan serviced by such Servicer, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Servicers shall be in form and substance sufficient to meet the reporting requirements imposed by Code Section 6050J. In addition, each Servicer shall provide the Master Servicer with sufficient information to allow the Master Servicer to, for each year ending after the Cut-Off Date, provide, or cause to be provided, to the Internal Revenue Service and the Mortgagors such information as is required under Code Sections 6050H (regarding payment of interest) and 6050P (regarding cancellation of indebtedness).

            Section 4.06 Calculation of Amounts; Binding Effect of Interpretations and Actions of Master Servicer.

            The Master Servicer will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Master Servicer concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Master Servicer in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            (a) The Class A and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class I-A-8, Class I-A-R and Class I-A-LR Certificates, integral multiples of $1,000 in excess thereof (except, if necessary, for one Certificate of each Class (other than the Class I-A-8, Class I-A-R and Class I-A-LR Certificates) that evidences one Single Certificate plus such additional principal portion or notional amount as is required in order for all Certificates of such Class to equal the aggregate Original Principal Balance or Original Notional Amount of such Class, as the case may be), and shall be substantially in the respective forms set forth as Exhibits I-A-1, I-A-2, I-A-3, I-A-4, I-A-5, I-A-6, I-A-7, I-A-8, I-A-9,
I-A-10, I-A-11, I-A-12, I-A-13, I-A-14, I-A-15, I-A-16, I-A-R, I-A-LR, II-A-1,
A-PO, I-B-1, I-B-2, I-B-3, I-B-4, I-B-5, I-B-6, II-B-1, II-B-2, II-B-3, II-B-4,
II-B-5, II-B-6 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Trustee to or upon the order of the Seller upon receipt by the Trustee or the Custodian of the documents specified in Section 2.01. The aggregate principal portion (or notional amount) evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Trustee, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Seller or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Seller or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to
Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Seller, the Master Servicer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the reports or statements referred to in Section 4.04 shall be available to Beneficial Owners upon written request to the Trustee at the Corporate Trust Office.

            Section 5.02 Registration of Certificates.

            (a) The Trustee shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and shall date, authenticate (or cause the Authenticating Agent to authenticate) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Trustee or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate shall be made unless the registration requirements of the Securities Act of 1933, as amended, and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Trustee or the Seller may, if such transfer is to be made within three years after the later of (i) the date of the initial sale of Certificates or (ii) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer, and (ii) the Trustee shall require the transferee (other than an affiliate of the Seller on the Closing Date) to execute an investment letter in the form of Exhibit J hereto certifying to the Seller and the Trustee the facts surrounding such transfer, which investment letter shall not be an expense of the Trustee, the Seller or the Master Servicer. The Holder of a Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Seller nor the Trustee is under an obligation to register the Class I- B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificates under said Act or any other securities law.

            (c) No transfer of a Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate shall be made unless the Trustee and the Seller shall have received (i) a representation letter from the transferee in the form of Exhibit J hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Trustee, the Seller or the Master Servicer or (b) with respect to the Class B Certificates only, if such transferee is an insurance company, (A) the source of funds used to purchase the Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificates are covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Trustee and the Seller to the effect that the purchase or holding of such Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificate will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Seller or the Master Servicer and (B) such other opinions of counsel, officer's certificates and agreements as the Seller or the Master Servicer may require in connection with such transfer, which opinions of counsel, officers' certificates and agreements shall not be an expense of the Trustee, the Seller or the Master Servicer. The Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-4, Class II-B-5 or Class II-B-6 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Class I-A-R or Class I-A-LR Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee
(i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Class I-A-R or Class I-A-LR Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class I-A-R or Class I-A-LR Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class I-A-R or Class I-A-LR Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate (or cause the Authenticating Agent to authenticate) and deliver, a new Class I-A-R or Class I-A-LR Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Trustee shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Class I-A-R or Class I-A-LR Certificate, unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit H hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Class I-A-R or Class I-A-LR Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due (iv) the transferee will not cause income from the Class I-A-R or Class I-A-LR Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other Person, and (v) the transferee will not transfer the Class I-A-R or Class I-A-LR Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit H hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Class I-A-R or Class I-A-LR Certificate, shall be accompanied by a written statement in the form attached as
Exhibit I hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Class I-A-R and Class I-A-LR Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon notice to the Master Servicer that any legal or beneficial interest in any portion of the Class I-A-R or Class I-A-LR Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Class I-A-R or Class I-A-LR Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of the Class I-A-R or Class I-A-LR Certificate as completely as if such transfer had never occurred, provided that the Master Servicer may, but is not required to, recover any distributions made to such transferee with respect to the Class I-A-R or Class I-A-LR Certificate, and (ii) the Master Servicer agrees to furnish to the Internal Revenue Service and to any transferor of the Class I-A-R or Class I-A-LR Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Class I-A-R or Class I-A-LR Certificate (or portion thereof) for periods after such transfer. At the election of the Master Servicer, the cost to the Master Servicer of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Master Servicer shall in no event be excused from furnishing such information.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Trustee or the Authenticating Agent, or the Trustee or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and authenticate (or cause the Authenticating Agent to authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Trustee or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            Prior to the due presentation of a Certificate for registration of transfer, the Seller, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses.

            (a) If the Trustee is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Trustee, within 15 days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of the date more than 90 days prior to the date of receipt of such applicants' request and the Trustee is not the Certificate Registrar, the Trustee shall promptly request from the Certificate Registrar a current list as provided in paragraph (a) hereof, and shall afford such applicants access to such list promptly upon receipt.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Seller, the Master Servicer, the Certificate Registrar and the Trustee that neither the Seller, the Master Servicer, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            Section 5.06 Maintenance of Office or Agency.

            The Trustee will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Trustee initially designates the Corporate Trust Office and the principal corporate trust office of the Authenticating Agent, if any, as its offices and agencies for said purposes.

            Section 5.07 Definitive Certificates.

            If (i)(A) the Master Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Master Servicer is unable to locate a qualified successor, (ii) the Master Servicer, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of dismissal or resignation of the Master Servicer, Beneficial Owners representing aggregate Voting Interests of not less than 51% of the aggregate Voting Interests of each outstanding Class of Book-Entry Certificates advise the Trustee through the Clearing Agency and Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Beneficial Owners, the Trustee shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Trustee by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Master Servicer, the Trustee shall execute and authenticate Definitive Certificates for delivery at its Corporate Trust Office. The Master Servicer shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Neither the Seller, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            Section 5.08 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Trustee shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                       THE SELLER AND THE MASTER SERVICER

            Section 6.01 Liability of the Seller and the Master Servicer.

            The Seller and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Seller and the Master Servicer.

            Section 6.02 Merger or Consolidation of the Seller or the Master Servicer.

            Subject to the following paragraph, the Seller and the Master Servicer each will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

            The Seller or the Master Servicer may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Seller or Master Servicer shall be a party, or any Person succeeding to the business of the Seller or Master Servicer, shall be the successor of the Seller or Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, in the case of the Master Servicer, any such successor or resulting Person shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac.

            Section 6.03 Limitation on Liability of the Seller, the Master Servicer and Others.

            Neither the Seller nor the Master Servicer nor any subcontractor nor any of the partners, directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Seller, the Master Servicer, any subcontractor, and any partner, director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of its duties and obligations and any legal action relating to this Agreement or the Certificates, including, without limitation, any legal action against the Trustee in its capacity as Trustee hereunder, other than any loss, liability or expense (including, without limitation, expenses payable by the Master Servicer under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Seller, the Master Servicer and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Seller nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and which in its opinion does not involve it in any expense or liability; provided, however, that the Seller or the Master Servicer may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Seller or the Master Servicer, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Seller or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated between Group I and Group II, pro rata, and within each Group in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Losses are allocated pursuant to Section 4.02(a).

            Section 6.04 Resignation of the Master Servicer.

            The Master Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.

            Section 6.05 Compensation to the Master Servicer.

            The Master Servicer shall be entitled to receive a monthly fee equal to the Master Servicing Fee, as compensation for services rendered by the Master Servicer under this Agreement. The Master Servicer also will be entitled to any late reporting fees paid by a Servicer pursuant to its Servicing Agreement, any investment income on funds on deposit in the Certificate Account and any Liquidation Profits to which a Servicer is not entitled under its Servicing Agreement.

            Section 6.06 Assignment or Delegation of Duties by Master Servicer.

            The Master Servicer shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, the Master Servicer shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for Fannie Mae or Freddie Mac, is satisfactory to the Trustee, in the exercise of its reasonable judgment, and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Master Servicer to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Master Servicer any duties, covenants or obligations to be performed and carried out by the Master Servicer to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Master Servicer is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Master Servicer of any liability to the Trustee or the Seller under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            Section 6.07 Indemnification of Trustee and Seller by Master
Servicer.

            The Master Servicer shall indemnify and hold harmless the Trustee and the Seller and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Master Servicer under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement. Any payment pursuant to this Section made by the Master Servicer to the Trustee or the Seller shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            In case one or more of the following Events of Default by the Master Servicer shall occur and be continuing, that is to say:

            (i) any failure by the Master Servicer (a) to remit any funds to the Paying Agent as required by Section 4.03 or (b) to distribute or cause to be distributed to Certificateholders any payment required to be made by the Master Servicer under the terms of this Agreement which, in either case, continues unremedied for a period of three business days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer in the Certificates or in this Agreement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee, or to the Master Servicer and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (iv) the Master Servicer shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer, or of or relating to all or substantially all of its property;

            (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

            (vi) the Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer, as specified in Section 6.02 hereof; or

            (vii) the Master Servicer and any subservicer appointed by it becomes ineligible to service for both Fannie Mae and Freddie Mac, which ineligibility continues unremedied for a period of 90 days.

then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Master Servicer (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans, but without prejudice to any rights which the Master Servicer may have to the aggregate Master Servicing Fees due prior to the date of transfer of the Master Servicer's responsibilities hereunder, reimbursement of expenses to the extent permitted by this Agreement, Periodic Advances and other advances of its own funds. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans.

            Section 7.02 Other Remedies of Trustee.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 7.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            Section 7.04 Action upon Certain Failures of the Master Servicer and upon Event of Default.

            In the event that the Trustee shall have knowledge of any failure of the Master Servicer specified in Section 7.01(i) or (ii) which would become an Event of Default upon the Master Servicer's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Master Servicer. For all purposes of this Agreement, in the absence of actual knowledge by a corporate trust officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Master Servicer as specified in Section 7.01(i) and (ii) or any Event of Default unless notified thereof in writing by the Master Servicer or by a Certificateholder.

            Section 7.05 Trustee to Act; Appointment of Successor.

            When the Master Servicer receives notice of termination pursuant to
Section 7.01 or the Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Master Servicer. In the event that the Trustee is succeeding to the Master Servicer as the Master Servicer, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Master Servicing Fee, together with such other servicing compensation as is agreed to at such time by the Trustee and the Master Servicer, but in no event more than 25% thereof until the date of final cessation of the Master Servicer's servicing activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor servicer as are set forth herein, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder; provided, however, that until such a successor master servicer is appointed and has assumed the responsibilities, duties and liabilities of the Master Servicer hereunder, the Trustee shall continue as the successor to the Master Servicer as provided above. The compensation of any successor master servicer so appointed shall not exceed the compensation specified in Section 6.05 hereof. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in the preceding sentence for the purchase of the master servicing functions. Such public announcement shall specify that the successor master servicer shall be entitled to the full amount of the Master Servicing Fee as compensation together with the other servicing compensation in the form of late reporting fees or otherwise as provided in Section 6.05. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the master servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Master Servicer in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Master Servicer at the time of such sale, transfer and assignment to the Master Servicer's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor master servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Master Servicer's function hereunder and shall promptly also transfer to the Trustee or such successor master servicer, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Master Servicer or which are thereafter received by the Master Servicer with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by
(i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Master Servicer shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by either Rating Agency and the retention thereof by the Master Servicer would avert such revocation, downgrading or review.

            Section 7.06 Notification to Certificateholders.

            Upon any termination of the Master Servicer or appointment of a successor master servicer, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            Section 8.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Master Servicer or the Servicers pursuant to Articles III, IV and IX.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 8.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Master Servicer until such time as the Trustee may be required to act as Master Servicer pursuant to Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Master Servicer; and

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

            Section 8.03 Trustee Not Required to Make Investigation.

            Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage, Mortgage Note or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Master Servicer or, if paid by the Trustee shall be repaid by the Master Servicer upon demand.

            Section 8.04 Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Seller, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document. Subject to Section 2.04, the Trustee shall not be accountable for the use or application by the Seller of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Master Servicer in respect of the Mortgage Loans deposited into the Certificate Account by the Master Servicer or, in its capacity as trustee, for investment of any such amounts.

            Section 8.05 Trustee May Own Certificates.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Seller, the Master Servicer or their Affiliates.

            Section 8.06 The Master Servicer to Pay Fees and Expenses.

            The Master Servicer covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and, except as otherwise agreed by the Master Servicer and the Trustee, the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement, or advance as may arise from its negligence or bad faith. The Trustee shall have no right of reimbursement from the Trust Estate for any such expenses, disbursements and advances not paid or reimbursed to it by the Master Servicer.

            Section 8.07 Eligibility Requirements.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Seller, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            Section 8.08 Resignation and Removal.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Master Servicer, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Master Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Master Servicer, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Master Servicer shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Master Servicer shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Seller, the Master Servicer or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Master Servicer, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            Section 8.09 Successor.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Master Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all documents and statements held by it hereunder, and the Seller, the Master Servicer and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations. No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the Master Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Master Servicer fails to mail such notice within ten days after acceptance of the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Master Servicer.

            Section 8.10 Merger or Consolidation.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, and (ii) the Trustee shall deliver an Opinion of Counsel to the Seller and the Master Servicer to the effect that such merger, consolidation, sale or transfer will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal, state or local tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC, which Opinion of Counsel shall be at the sole expense of the Trustee.

            Section 8.11 Authenticating Agent.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Seller and the Master Servicer and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Seller and the Master Servicer, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Seller and the Master Servicer. The Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Seller and the Master Servicer. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Master Servicer, and shall give written notice of such appointment to the Seller, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be a reimbursable expense under Section 8.06.

            Section 8.12 Separate Trustees and Co-Trustees.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a Mortgaged Property is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Master Servicer shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Seller and the Master Servicer shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The Master Servicer shall pay the reasonable compensation of the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            Section 8.13 Tax Matters; Compliance with REMIC Provisions.

            (a) Each of the Trustee and the Master Servicer covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any other action that would (i) affect the determination of the Trust Estate's status as two separate REMICs; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the Upper-Tier REMIC, the Lower-Tier REMIC or the Trust Estate. The Master Servicer, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for each of the Upper-Tier REMIC and the Lower-Tier REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, elections satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat each of the Upper-Tier REMIC and the Lower-Tier REMIC as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Seller to the Trustee and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain (or cause to be maintained by the Servicers) such records relating to the Upper-Tier REMIC and the Lower-Tier REMIC, including but not limited to the income, expenses, individual Mortgage Loans (including REO Mortgage Loans, other assets and liabilities of each REMIC, and the fair market value and adjusted basis of the property of each REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in either the Upper-Tier REMIC or the Lower-Tier REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented in the Upper-Tier Remic by the Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-6, Class I-A-7, Class I-A-8, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14, Class I-A-15, Class I-A-16, Class I-A-R, Class II-A-1 and Class A-PO Certificates (each Component of which represents a regular interest) and the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4, Class I-B-5, Class I-B-6, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates and the interest in the Lower-Tier REMIC represented by the Class I-A-L1, Class I-A-L3, Class II-A-L1, Class I-A-LUR, Class I-A-LPO, Class II-A-LPO, Class I-B-L1, Class I-B-L2, Class I-B-L3, Class I-B-L4, Class I-B-L5, Class I-B-L6, Class II-B-L1, Class II-B-L2, Class II-B-L3, Class II-B-L4, Class II-B-L5 and Class II-B-L6 Interests and the Class I-A-LR Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Master Servicer shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject any of the Upper-Tier REMIC, Lower-Tier REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as two separate REMICs; (ix) exercise reasonable care not to allow either the Upper-Tier REMIC or the Lower-Tier REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; (x) pay (on behalf of the Upper-Tier REMIC or the Lower-Tier REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the Upper-Tier REMIC or the Lower-Tier REMIC, as the case may be, when and as the same shall be due and payable (but such obligation shall not prevent the Master Servicer or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Master Servicer from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings); and (xi) if required or permitted by the Code and applicable law, act as "tax matters person" for the Upper-Tier REMIC and the Lower-Tier REMIC within the meaning of Treasury Regulations Section 1.860F-4(d), and the Master Servicer is hereby designated as agent of the Class I-A-R and Class I-A-LR Certificateholders for such purpose (or if the Master Servicer is not so permitted, the Holders of the Class I-A-R and Class I-A-LR Certificates shall be tax matters persons for the Upper-Tier REMIC and the Lower-Tier REMIC, respectively, in accordance with the REMIC Provisions). The Master Servicer shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Master Servicer in the performance of its obligations hereunder. The Trustee shall sign the tax returns referred to in clause (i) of the second preceding sentence.

            In order to enable the Master Servicer or the Trustee, as the case may be, to perform its duties as set forth above, the Seller shall provide, or cause to be provided, to the Master Servicer within ten days after the Closing Date all information or data that the Master Servicer determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Loans in the aggregate. Thereafter, the Seller shall provide to the Master Servicer or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Master Servicer or the Trustee, as the case may be, may from time to time request in order to enable the Master Servicer to perform its duties as set forth above. The Seller hereby indemnifies the Master Servicer or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Master Servicer or the Trustee arising from any errors or miscalculations by the Master Servicer or the Trustee pursuant to this Section that result from any failure of the Seller to provide, or to cause to be provided, accurate information or data to the Master Servicer or the Trustee, as the case may be, on a timely basis. The Master Servicer hereby indemnifies the Seller and the Trustee for any losses, liabilities, damages, claims or expenses of the Seller or the Trustee arising from the Master Servicer's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of either REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of either REMIC as described above, the Trustee hereby indemnifies the Seller and the Master Servicer for any losses, liabilities, damages, claims or expenses of the Seller or the Master Servicer arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Master Servicer and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Master Servicer or the Trustee, respectively, to perform its obligations under this
Section 8.13.

            Section 8.14 Monthly Advances.

            In the event that WFHM fails to make a Periodic Advance required to be made pursuant to the WFHM Servicing Agreement on or before the Distribution Date, the Trustee shall make a Periodic Advance as required by Section 3.03 hereof; provided, however, the Trustee shall not be required to make such Periodic Advances if prohibited by law or if it determines that such Periodic Advance would be a Nonrecoverable Advance. With respect to those Periodic Advances which should have been made by WFHM, the Trustee shall be entitled, pursuant to Section 3.02(a)(i), (ii) or (v) hereof, to be reimbursed from the Certificate Account for Periodic Advances and Nonrecoverable Advances made by it.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Termination upon Purchase by the Seller or Liquidation of All Mortgage Loans.

            Subject to Section 9.02, the respective obligations and responsibilities of the Seller, the Master Servicer and the Trustee created hereby (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Master Servicer to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and 8.13 hereof) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of (i) the purchase by the Seller of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Estate at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loan) as of the Final Distribution Date, and (y) the fair market value of the Mortgaged Property related to any REO Mortgage Loan, plus any accrued and unpaid interest through the last day of the month preceding the month of such purchase at the applicable Mortgage Interest Rate less any Fixed Retained Yield on each Mortgage Loan (including any REO Mortgage Loan) and (z) any Reimbursement Amount owed to the Trust pursuant to Section 2.03 and (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate (including for this purpose the discharge of any Mortgagor under a defaulted Mortgage Loan on which a Servicer is not obligated to foreclose due to environmental impairment) or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            The right of the Seller to purchase all the assets of the Trust Estate pursuant to clause (i) of the preceding paragraph are subject to Section
9.02 and conditioned upon (A) the Pool Scheduled Principal Balance of the Mortgage Loans as of the Final Distribution Date being less than the amount set forth in Section 11.20 and (B) the sum of clause (i)(x) and (y) of the preceding paragraph being less than or equal to the aggregate fair market value of the Mortgage Loans (other than any REO Mortgage Loans) and the Mortgaged Properties related to the REO Mortgage Loans; provided, however, that this clause (B) shall not apply to any purchase by the Seller if, at the time of the purchase, the Seller is no longer subject to regulation by the Office of the Comptroller of the Currency, the FDIC, the Federal Reserve or the Office of Thrift Supervision. Fair market value for purposes of this paragraph and the preceding paragraph will be determined by the Master Servicer as of the close of business on the third Business Day next preceding the date upon which notice of any termination is furnished to Certificateholders pursuant to the third paragraph of this
Section 9.01. In the case of any purchase by the Seller pursuant to said clause
(i) of the preceding paragraph, the Seller shall provide to the Trustee the certification required by Section 3.04 and the Trustee and the Custodian shall, promptly following payment of the purchase price, release to the Seller the Owner Mortgage Loan Files pertaining to the Mortgage Loans being purchased.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date pursuant to Section 4.01) only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. In the event the Seller is exercising its right to purchase, the Seller shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Estate computed as above provided. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to
(i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Class A Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Class B Unpaid Interest Shortfall and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class I-A-R and Class I-A-LR Certificates, the amounts, if any, which remain on deposit in the Upper-Tier Certificate Account and the Certificate Account, respectively (other than amounts retained to meet claims) after application pursuant to clauses (i), (ii) and (iii) above and payment to the Master Servicer of any amounts it is entitled as reimbursement or otherwise hereunder. Such amount shall be distributed in respect of interest and principal in respect of the Uncertificated Lower-Tier Interests in the same amounts as distributed to their Corresponding Upper-Tier Class or Classes in the manner specified in Section 4.01(a)(ii). Notwithstanding the foregoing, if the price paid pursuant to clause (i) of the first paragraph of this Section 9.01, after reimbursement to the Servicers, the Master Servicer and the Trustee of any Periodic Advances, is insufficient to pay in full the amounts set forth in clauses (i), (ii) and (iii) of this paragraph, then any shortfall in the amount available for distribution to Certificateholders shall be allocated in reduction of the amounts otherwise distributable on the Final Distribution Date in the same manner as Realized Losses are allocated pursuant to Sections 4.02(a) and
(g) hereof. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Trustee shall on such date cause all funds, if any, in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

            Section 9.02 Additional Termination Requirements.

            In the event of a termination of the Trust Estate upon the exercise by the Seller of its purchase option as provided in Section 9.01, the Trust Estate shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that any other manner of termination (i) will constitute a "qualified liquidation" of the Trust Estate within the meaning of Code Section 860F(a)(4)(A) and (ii) will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to federal tax or cause the Trust Estate to fail to qualify as two separate REMICs at any time that any Certificates are outstanding:

            (i) The notice given by the Trustee under Section 9.01 shall provide that such notice constitutes the adoption of a plan of complete liquidation of the Upper-Tier REMIC and the Lower-Tier REMIC as of the date of such notice (or, if earlier, the date on which the first such notice is mailed to Certificateholders). The Master Servicer shall also specify such date in a statement attached to the final tax returns of the Upper-Tier REMIC and the Lower-Tier REMIC; and

            (ii) At or after the time of adoption of such a plan of complete liquidation and at or prior to the Final Distribution Date, the Trustee, on behalf of the Trustee, shall sell all of the assets of the Trust Estate to the Seller for cash at the purchase price specified in Section 9.01 and shall distribute such cash within 90 days of such adoption in the manner specified in Section 9.01.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            Section 10.01 Amendment.

            (a) This Agreement or the Custodial Agreement may be amended from time to time by the Seller, the Master Servicer and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake,
(ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as two separate REMICs at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate, the Lower-Tier REMIC or the Upper-Tier REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Upper-Tier Certificate Account and the Lower-Tier Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(v) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Master Servicer for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that either the Upper-Tier REMIC or the Lower-Tier REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee and (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (iv) or (vi) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement or the Custodial Agreement may also be amended from time to time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, neither the Trustee nor the Trustee shall consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject either the Upper-Tier REMIC or the Lower-Tier REMIC to tax or cause either the Upper-Tier REMIC or the Lower-Tier REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01(a) to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            (b) Notwithstanding any contrary provision of this Agreement, the Master Servicer may, from time to time, amend Schedule I hereto without the consent of any Certificateholder or the Trustee; provided, however, (i) that such amendment does not conflict with any provisions of the related Servicing Agreement, (ii) that the related Servicing Agreement provides for the remittance of each type of Unscheduled Principal Receipts received by such Servicer during the Applicable Unscheduled Principal Receipt Period (as so amended) related to each Distribution Date to the Master Servicer no later than the 24th day of the month in which such Distribution Date occurs and (iii) that such amendment is for the purpose of changing the Applicable Unscheduled Principal Receipt Period for Type 2 Mortgage Loans to a Mid-Month Receipt Period with respect to all Unscheduled Principal Receipts.

            A copy of any amendment to Schedule I pursuant to this Section 10.01(b) shall be promptly forwarded to the Trustee.

            Section 10.02 Recordation of Agreement.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices for real property records in all the towns or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 10.03 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 10.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 10.05 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested (i) in the case of the Seller, to Wells Fargo Asset Securities Corporation, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Seller, (ii) in the case of the Master Servicer, to Wells Fargo Bank Minnesota, National Association, 7485 New Horizon Way, Frederick, Maryland 21703, Attention: Vice President or such other address as may hereafter be furnished to the Seller and the Trustee in writing by the Master Servicer and
(iii) in the case of the Trustee, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Seller and the Master Servicer in writing by the Trustee, in each case Attention: Corporate Trust Department. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice, provided, however, that any demand, notice or communication to or upon the Seller, the Master Servicer or the Trustee shall not be effective until received.

            For all purposes of this Agreement, in the absence of actual knowledge by an officer of the Master Servicer, the Master Servicer shall not be deemed to have knowledge of any act or failure to act of any Servicer unless notified thereof in writing by the Trustee, the Servicer or a Certificateholder.

            Section 10.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 10.07 Special Notices to Rating Agencies.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which it has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01(a);

            (ii) any sale or transfer of the Class B Certificates pursuant to
      Section 5.02 to an affiliate of the Seller;

            (iii) any assignment by the Master Servicer of its rights and delegation of its duties pursuant to Section 6.06;

            (iv) any resignation of the Master Servicer pursuant to Section
      6.04;

            (v) the occurrence of any of the Events of Default described in
      Section 7.01;

            (vi) any notice of termination given to the Master Servicer pursuant to Section 7.01;

            (vii) the appointment of any successor to the Master Servicer pursuant to Section 7.05; or

            (viii) the making of a final payment pursuant to Section 9.01.

            (b) The Master Servicer shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the resignation of the Custodian or the appointment of a successor Custodian pursuant to the Custodial Agreement;

            (ii) the resignation or removal of the Trustee pursuant to Section 8.08;

            (iii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iv) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Master Servicer.

            (c) The Master Servicer shall deliver to each Rating Agency:

            (i) reports prepared pursuant to Section 3.05; and

            (ii) statements prepared pursuant to Section 4.04.

            Section 10.08 Covenant of Seller.

            The Seller shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            Section 10.09 Recharacterization.

            The Parties intend the conveyance by the Seller to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Trustee a first priority security interest in all of the Seller's right, title and interest in and to the Mortgage Loans.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            Section 11.01 Cut-Off Date.

            The Cut-Off Date for the Certificates is July 1, 2003.

            Section 11.02 Cut-Off Date Aggregate Principal Balance.

            The Cut-Off Date Aggregate Principal Balance is $1,050,631,697.29.

            Section 11.03 Original Group I-A Percentage.

            The Original Group I-A Percentage is 97.24903305%.

            Section 11.04 Original Group II-A Percentage.

            The Original Group II-A Percentage is 98.79723320%.

            Section 11.05 Original Principal Balances of the Classes of Class A Certificates.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Cut-Off Date, as follows:

                                                    Original
            Class                              Principal Balance
            -----------------------            ------------------
            Class I-A-1                        $    60,816,000.00
            Class I-A-3                        $    40,931,000.00
            Class I-A-4                        $    29,000,000.00
            Class I-A-5                        $       290,000.00
            Class I-A-6                        $    20,000,000.00
            Class I-A-7                        $    20,212,000.00
            Class I-A-8                        $         1,000.00
            Class I-A-9                        $   221,481,000.00
            Class I-A-10                       $    21,850,000.00
            Class I-A-11                       $    20,000,000.00
            Class I-A-12                       $   167,239,000.00
            Class I-A-13                       $    70,000,000.00
            Class I-A-14                       $    51,539,000.00
            Class I-A-15                       $     5,726,000.00
            Class I-A-16                       $       500,000.00
            Class I-A-R                        $            50.00
            Class I-A-LR                       $            50.00
            Class II-A-1                       $   295,945,000.00
            Class A-PO                         $       860,333.00

                                               Original Component
            Component                          Principal Balance
            -----------------------            ------------------
            Class I-A-PO Component             $       249,447.50
            Class II-A-PO Component            $       610,886.98

            Section 11.05(a) Original Notional Amount.

            The Original Notional Amount is $11,584,000.

            Section 11.06 Original Aggregate Non-PO Principal Balance.

            (a) Original Aggregate Non-PO Principal Balance for Group I.

            The Original Aggregate Non-PO Principal Balance for Group I is $750,223,500.57.

            (b) Original Aggregate Non-PO Principal Balance for Group II.

            The Original Aggregate Non-PO Principal Balance for Group II is $299,547,862.24.

            Section 11.07 Original Subordinated Percentage.

            (a) Original Group I Subordinated Percentage.

            The Original Group I Subordinated Percentage is 2.75096695%.

            (b) Original Group II Subordinated Percentage.

            The Original Group II Subordinated Percentage is 1.20276680%.

            Section 11.08 Original Group I Subordinated Principal Balance.

            The Original Group I Subordinated Principal Balance is
$20,638,400.57.

            Section 11.09 Original Group II Subordinated Principal Balance.

            The Original Group II Subordinated Principal Balance is
$3,602,862.24.

            Section 11.10 Original Principal Balances of the Classes of Class B Certificates.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Cut-Off Date, is as follows:

                                                    Original
            Class                              Principal Balance
            -----------------------            ------------------
            Class I-B-1                        $     9,756,000.00
            Class I-B-2                        $     4,503,000.00
            Class I-B-3                        $     2,627,000.00
            Class I-B-4                        $     1,500,000.00
            Class I-B-5                        $     1,126,000.00
            Class I-B-6                        $     1,126,400.57
            Class II-B-1                       $     1,651,000.00
            Class II-B-2                       $       601,000.00
            Class II-B-3                       $       450,000.00
            Class II-B-4                       $       300,000.00
            Class II-B-5                       $       300,000.00
            Class II-B-6                       $       300,862.24

            Section 11.11 Original Class I-B-1 and Class II-B-1 Fractional Interest.

            (a) Original Class I-B-1 Fractional Interest.

            The Original Class I-B-1 Fractional Interest is 1.45055447%.

            (b) Original Class II-B-1 Fractional Interest.

            The Original Class II-B-1 Fractional Interest is 0.65160279%.

            Section 11.12 Original Class I-B-2 and Class II-B-2 Fractional Interest.

            (a) Original Class I-B-2 Fractional Interest.

            The Original Class I-B-2 Fractional Interest is 0.85033334%.

            (b) Original Class II-B-2 Fractional Interest.

            The Original Class II-B-2 Fractional Interest is 0.45096707%.

            Section 11.13 Original Class I-B-3 and Class II-B-3 Fractional Interest.

            (a) Original Class I-B-3 Fractional Interest.

            The Original Class I-B-3 Fractional Interest is 0.50017102%.

            (b) Original Class II-B-3 Fractional Interest.

            The Original Class II-B-3 Fractional Interest is 0.30074066%.

            Section 11.14 Original Class I-B-4 and Class II-B-4 Fractional Interest.

            (a) Original Class I-B-4 Fractional Interest.

            The Original Class I-B-4 Fractional Interest is 0.30023060%.

            (b) Original Class II-B-4 Fractional Interest.

            The Original Class II-B-4 Fractional Interest is 0.20058972%.

            Section 11.15 Original Class I-B-5 and Class II-B-5 Fractional Interest.

            (a) Original Class I-B-5 Fractional Interest.

            The Original Class I-B-5 Fractional Interest is 0.15014200%.

            (b) Original Class II-B-5 Fractional Interest.

            The Original Class II-B-5 Fractional Interest is 0.10043878%.

            Section 11.16 Closing Date.

            The Closing Date is July 30, 2003.

            Section 11.17 Right to Purchase.

            The right of the Seller to purchase all of the Mortgage Loans pursuant to Section 9.01 hereof shall be conditioned upon the aggregate Scheduled Principal Balance of the Mortgage Loans being less than $105,063,169.73 (10% of the Cut-Off Date Aggregate Principal Balance) at the time of any such purchase.

            Section 11.18 Wire Transfer Eligibility.

            With respect to the Class A Certificates (other than the Class I-A-2, Class I-A-8, Class I-A-R and Class I-A-LR Certificates) and the Class B Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is $100,000. With respect to the Class I-A-2 Certificates, the minimum Denomination eligible for wire transfer on each Distribution Date is 7% Percentage Interest. The Class I-A-8, Class I-A-R and Class I-A-LR Certificates are not eligible for wire transfer.

            Section 11.19 Single Certificate.

            A Single Certificate for the Class I-A-1, Class I-A-3, Class I-A-4, Class I-A-5, Class I-A-9, Class I-A-10, Class I-A-11, Class I-A-12, Class I-A-13, Class I-A-14 and Class II-A-1 Certificates represent a $25,000 Denomination. A Single Certificate for the Class I-A-2 Certificates represent a $891,000 Denomination. A Single Certificate for the Class I-A-8 Certificates represent a $1,000 Denomination. A Single Certificate for the Class I-A-R and Class I-A-LR Certificates represents a $50 Denomination. A Single Certificate for the Class I-A-6, Class I-A-7, Class I-A-15, Class I-A-16, Class A-PO, Class I-B-1, Class I-B-2, Class I-B-3, Class II-B-1, Class II-B-2 and Class II-B-3 Certificates represents a $100,000 Denomination. A Single Certificate for the Class I-B-4, Class I-B-5 and Class I-B-6 Certificates represents a $250,000 Denomination. A Single Certificate for the Class II-B-4 and Class II-B-5 Certificates represents a $300,000 Denomination. A Single Certificate for the Class II-B-6 Certificates represents a $300,862 Denomination.

            Section 11.20 Servicing Fee Rate.

            The rate used to calculate the Servicing Fee is equal to such rate as is set forth on the Mortgage Loan Schedule with respect to a Mortgage Loan.

            Section 11.21 Master Servicing Fee Rate.

            The rate used to calculate the Master Servicing Fee for each Mortgage Loan shall be 0.010% per annum.

            IN WITNESS WHEREOF, the Seller, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        WELLS FARGO ASSET SECURITIES
                                           CORPORATION
                                             as Seller


                                        By: ____________________________________
                                            Name:  Patrick Greene
                                            Title: Senior Vice President


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                           ASSOCIATION
                                             as Master Servicer


                                        By: ____________________________________
                                            Name:  William B. Hill III
                                            Title: Vice President


                                        Wachovia Bank, National Association
                                           as Trustee


                                        By: ____________________________________
                                            Name:
                                            Title:

Attest:


By: ___________________________________
Name: _________________________________
Title: ________________________________

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 30th day of July, 2003, before me, a notary public in and for the State of Maryland, personally appeared Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Senior Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.


_______________________________________
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )

            On this 30th day of July, 2003, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill III, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of said corporation.


_______________________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                        ss.:
COUNTY OF               )

            On this 30th day of July, 2003, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


_______________________________________
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA )
                        ss.:
COUNTY OF               )

            On this 30th day of July, 2003, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that he resides at __________________, North Carolina; that he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his name thereto by order of the Board of Directors of said corporation.


_______________________________________
Notary Public

[NOTARIAL SEAL]

                                  EXHIBIT I-A-1
                    [FORM OF FACE OF CLASS I-A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AA 0           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-1 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-1 Certificates required to be distributed to Holders of the Class I-A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-1 Certificates applicable to each Distribution Date will be 4.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-2
                    [FORM OF FACE OF CLASS I-A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-2

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            THE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL AMOUNT REPRESENTED.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AB 8           First Distribution Date:  August 25, 2003

                                 Denomination: $________________(Initial
                                                                 Notional
                                                                 Amount)

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-2 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day preceding such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-2 Certificates required to be distributed to Holders of the Class I-A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. The Class I-A-2 Certificates are not entitled to distributions in respect of principal. The pass-through rate on the Class I-A-2 Certificates applicable to each Distribution Date will be a floating rate of interest determined as provided herein and as specified in the Agreement. The pass-through rate on the Class I-A-2 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-3
                    [FORM OF FACE OF CLASS I-A-3 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-3

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AC 6           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-3 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-3 Certificates required to be distributed to Holders of the Class I-A-3 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-3 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-4
                    [FORM OF FACE OF CLASS I-A-4 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-4

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AD 4           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-4 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-4 Certificates required to be distributed to Holders of the Class I-A-4 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-4 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-5
                    [FORM OF FACE OF CLASS I-A-5 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-5

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE APPLICABLE ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AE 2           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-5 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group I Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-5 Certificates required to be distributed to Holders of the Class I-A-5 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class I-A-5 Certificates on each Distribution Date. The pass-through rate on the Class I-A-5 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-6
                    [FORM OF FACE OF CLASS I-A-6 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-6

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AF 9           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-6 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-6 Certificates required to be distributed to Holders of the Class I-A-6 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-6 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-7
                    [FORM OF FACE OF CLASS I-A-7 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-7

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AG 7           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-7 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-7 Certificates required to be distributed to Holders of the Class I-A-7 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-7 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-7 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-8
                    [FORM OF FACE OF CLASS I-A-8 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-8

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            UNTIL THE applicable ACCRETION TERMINATION DATE, THE INTEREST THAT ACCRUES ON THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL NOT BE PAYABLE. BECAUSE SUCH UNPAID INTEREST IS ADDED TO THE PRINCIPAL BALANCE OF THIS CERTIFICATE AND BECAUSE DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE MORE OR LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AH 5           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-8 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-8 Certificates required to be distributed to Holders of the Class I-A-8 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. Prior to the applicable Accretion Termination Date, no distribution of interest on this Certificate will be made. Prior to the applicable Accretion Termination Date, interest otherwise available for distribution on this Certificate will be added to the Principal Balance of the Class I-A-8 Certificates on each Distribution Date. The pass-through rate on the Class I-A-8 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-8 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-9
                    [FORM OF FACE OF CLASS I-A-9 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-9

     evidencing an interest in a pool of fixed interest rate, conventional, monthly pay,
  fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AJ 1           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-9 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-9 Certificates required to be distributed to Holders of the Class I-A-9 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-9 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-9 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                EXHIBIT I-A-10
                  [FORM OF FACE OF CLASS I-A-10 CERTIFICATE]

 [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
   THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
 CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
  BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                        CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-10

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AK 8           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-10 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-10 Certificates required to be distributed to Holders of the Class I-A-10 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-10 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-10 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-11
                   [FORM OF FACE OF CLASS I-A-11 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-11

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AL 6           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-11 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-11 Certificates required to be distributed to Holders of the Class I-A-11 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-11 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-11 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-12
                   [FORM OF FACE OF CLASS I-A-12 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-12

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AM 4           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-12 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-12 Certificates required to be distributed to Holders of the Class I-A-12 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-12 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-12 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-13
                   [FORM OF FACE OF CLASS I-A-13 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-13

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AN 2           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-13 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-13 Certificates required to be distributed to Holders of the Class I-A-13 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-13 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-13 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-14
                   [FORM OF FACE OF CLASS I-A-14 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-14

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AP 7           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-14 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-14 Certificates required to be distributed to Holders of the Class I-A-14 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-14 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-14 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-15
                   [FORM OF FACE OF CLASS I-A-15 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-15

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            AFTER THE APPLICABLE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS I-A-14 CERTIFICATES WILL BE BORNE BY THE CLASS I-A-15 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AQ 5           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-15 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-15 Certificates required to be distributed to Holders of the Class I-A-15 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-15 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-15 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-16
                   [FORM OF FACE OF CLASS I-A-16 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-16

            evidencing an interest in a pool of fixed interest rate,
        conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            AFTER THE APPLICABLE SUBORDINATION DEPLETION DATE, THE PRINCIPAL PORTION OF REALIZED LOSSES ALLOCATED TO THE CLASS I-A-11 CERTIFICATES WILL BE BORNE BY THE CLASS I-A-16 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AR 3           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-A-16 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-16 Certificates required to be distributed to Holders of the Class I-A-16 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-16 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-16 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-A-R
                    [Form of Face of Class I-A-R Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS I-A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE UPPER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE UPPER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-R

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AS 1           First Distribution Date:  August 25, 2003

                                 Denomination: $___________

Percentage Interest evidenced
by this Certificate:  ______%    Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class I-A-R Certificate with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-R Certificate required to be distributed to the Holder of the Class I-A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-R Certificate applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT I-A-LR
                   [Form of Face of Class I-A-LR Certificate]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS I-A-LR CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE MASTER SERVICER AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE LOWER-TIER REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE MASTER SERVICER, TO ACT AS TAX MATTERS PERSON OF THE LOWER-TIER REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-A-LR

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                         Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AT 9                  First Distribution Date: August 25, 2003

Percentage Interest evidenced           Denomination:  $
by this Certificate: %

Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class I-A-LR Certificate with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount for the Class I-A-LR Certificate required to be distributed to the Holder of the Class I-A-LR Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group I-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class I-A-LR Certificate applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class I-A-LR Certificate, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-A-1
                   [FORM OF FACE OF CLASS II-A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-A-1

                    evidencing an interest in a pool of fixed
                    interest rate, conventional, monthly pay,
                      fully amortizing, first lien, one- to
                 four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AU 6           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:   ______%   Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-A-1 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group II-A Distribution Amount for the Class II-A-1 Certificates required to be distributed to Holders of the Class II-A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Group II-A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class II-A-1 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall, any Relief Act Shortfall and the interest portion of certain Realized Losses allocated to the Class II-A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT A-PO

                    [FORM OF FACE OF CLASS A-PO CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
     DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN
     THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO
   CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE
    BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE &
                          CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 2003-9, CLASS A-PO

           evidencing an interest in two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien,
             one- to four-family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AV 4           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-PO Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Group I-A Distribution Amount and the Group II-A Distribution Amount for the Class A-PO Certificates required to be distributed to Holders of the Class A-PO Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. For the purposes of determining distributions in reduction of Principal Balance, the Class A-PO Certificates consist of two components (each, a "Component" and individually, the "Class I-A-PO Component" and the "Class II--A-PO Component"). The Components are principal only Components and will not be entitled to distributions in respect of interest.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Each Component of this Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in
Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-1
                    [FORM OF FACE OF CLASS I-B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES AND THE CLASS I-A-PO COMPONENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AW 2           First Distribution Date:  August 25, 2003

                                 Denomination: $_________________

Percentage Interest evidenced
by this Certificate:  ________%  Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-1 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates and the Class I-A-PO Component as specified in the Agreement, any Class I-B-1 Distribution Amount required to be distributed to Holders of the Class I-B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-1 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-2
                    [FORM OF FACE OF CLASS I-B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES, THE CLASS I-A-PO COMPONENT AND THE CLASS I-B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AX 0           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-2 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates, the Class I-A-PO Component and the Class I-B-1 Certificates as specified in the Agreement, any Class I-B-2 Distribution Amount required to be distributed to Holders of the Class I-B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-2 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-3
                    [FORM OF FACE OF CLASS I-B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES, THE CLASS I-A-PO COMPONENT, THE CLASS I-B-1 CERTIFICATES AND THE CLASS I-B-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AY 8           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-3 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates, the Class I-A-PO Component, the Class I-B-1 and Class I-B-2 Certificates as specified in the Agreement, any Class I-B-3 Distribution Amount required to be distributed to Holders of the Class I-B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-3 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-4
                    [FORM OF FACE OF CLASS I-B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES, THE CLASS I-A-PO COMPONENT, THE CLASS I-B-1 CERTIFICATES, THE CLASS I-B-2 CERTIFICATES AND THE CLASS I-B-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.:  949760 BE 1          First Distribution Date:  August 25, 2003

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-4 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates, the Class I-A-PO Component, the Class I-B-1, Class I-B-2 and Class I-B-3 Certificates as specified in the Agreement, any Class I-B-4 Distribution Amount required to be distributed to Holders of the Class I-B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-4 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class I-B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-5
                    [FORM OF FACE OF CLASS I-B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES, THE CLASS I-A-PO COMPONENT, THE CLASS I-B-1 CERTIFICATES, THE CLASS I-B-2 CERTIFICATES, THE CLASS I-B-3 CERTIFICATES AND THE CLASS I-B-4 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 BF 8           First Distribution Date:  August 25, 2003

                                 Denomination: $_____________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-5 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates, the Class I-A-PO Component, the Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates as specified in the Agreement, any Class I-B-5 Distribution Amount required to be distributed to Holders of the Class I-B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-5 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class I-B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                  EXHIBIT I-B-6
                    [FORM OF FACE OF CLASS I-B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group I-A CERTIFICATES, THE CLASS I-A-PO COMPONENT, THE CLASS I-B-1 CERTIFICATES, THE CLASS I-B-2 CERTIFICATES, THE CLASS I-B-3 CERTIFICATES, THE CLASS I-B-4 CERTIFICATES AND THE CLASS I-B-5 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS I-B-6

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.:  949760 BG 6          First Distribution Date:  August 25, 2003

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2033

            THIS CERTIFIES THAT ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class I-B-6 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group I-A Certificates, the Class I-A-PO Component, the Class I-B-1, Class I-B-2, Class I-B-3, Class I-B-4 and Class I-B-5 Certificates as specified in the Agreement, any Class I-B-6 Distribution Amount required to be distributed to Holders of the Class I-B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class I-B-6 Certificates applicable to each Distribution Date will be 5.250% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class I-B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class I-B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-1
                   [FORM OF FACE OF CLASS II-B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group II-A CERTIFICATES AND THE CLASS II-A-PO COMPONENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-1

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 AZ 5           First Distribution Date:  August 25, 2003

                                 Denomination: $_________________

Percentage Interest evidenced
by this Certificate:  ________%  Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT __________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-1 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates and the Class II-A-PO Component as specified in the Agreement, any Class II-B-1 Distribution Amount required to be distributed to Holders of the Class II-B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-1 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class II-B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-2
                   [FORM OF FACE OF CLASS II-B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO Group II-A CERTIFICATES, THE CLASS II-A-PO COMPONENT AND THE CLASS II-B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-2

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 BA 9           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-2 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates, the Class II-A-PO Component and the Class II-B-1 Certificates as specified in the Agreement, any Class II-B-2 Distribution Amount required to be distributed to Holders of the Class II-B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-2 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class II-B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-3
                   [FORM OF FACE OF CLASS II-B-3 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group II-A CERTIFICATES, THE CLASS II-A-PO COMPONENT, THE CLASS II-B-1 CERTIFICATES AND THE CLASS II-B-2 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE SELLER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-3

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.: 949760 BB 7           First Distribution Date:  August 25, 2003

                                 Denomination: $________________

Percentage Interest evidenced
by this Certificate:  ____%      Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT ________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-3 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates, the Class II-A-PO Component, the Class II-B-1 and Class II-B-2 Certificates as specified in the Agreement, any Class II-B-3 Distribution Amount required to be distributed to Holders of the Class II-B-3 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-3 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class II-B-3 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-4
                   [FORM OF FACE OF CLASS II-B-4 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group II-A CERTIFICATES, THE CLASS II-A-PO COMPONENT, THE CLASS II-B-1 CERTIFICATES, THE CLASS II-B-2 CERTIFICATES AND THE CLASS II-B-3 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-4

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.:  949760 BH 4          First Distribution Date:  August 25, 2003

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-4 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates, the Class II-A-PO Component, the Class II-B-1, Class II-B-2 and Class II-B-3 Certificates as specified in the Agreement, any Class II-B-4 Distribution Amount required to be distributed to Holders of the Class II-B-4 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-4 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class II-B-4 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class II-B-4 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-5
                   [FORM OF FACE OF CLASS II-B-5 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group II-A CERTIFICATES, THE CLASS II-A-PO COMPONENT, THE CLASS II-B-1 CERTIFICATES, THE CLASS II-B-2 CERTIFICATES, THE CLASS II-B-3 CERTIFICATES AND THE CLASS II-B-4 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-5

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.:  949760 BJ 0          First Distribution Date:  August 25, 2003

                                 Denomination: $_____________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-5 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates, the Class II-A-PO Component, the Class II-B-1, Class II-B-2, Class II-B-3 and Class II-B-4 Certificates as specified in the Agreement, any Class II-B-5 Distribution Amount required to be distributed to Holders of the Class II-B-5 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-5 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and any Relief Act Shortfall allocated to the Class II-B-5 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class II-B-5 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                 EXHIBIT II-B-6
                   [FORM OF FACE OF CLASS II-B-6 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE Group II-A CERTIFICATES, THE CLASS II-A-PO COMPONENT, THE CLASS II-B-1 CERTIFICATES, THE CLASS II-B-2 CERTIFICATES, THE CLASS II-B-3 CERTIFICATES, THE CLASS II-B-4 CERTIFICATES AND THE CLASS II-B-5 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                           SERIES 2003-9, CLASS II-B-6

            evidencing an interest in a pool of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-
                    family residential mortgage loans sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
                (Not an interest in or obligation of the Seller)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE SELLER, THE MASTER SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  July 1, 2003

CUSIP No.:  949760 BK 7          First Distribution Date:  August 25, 2003

                                 Denomination: $_______________

Percentage Interest evidenced
by this Certificate:  _____%     Final Scheduled Maturity Date:  August 25, 2018

            THIS CERTIFIES THAT ______________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class II-B-6 Certificates with respect to a Trust Estate consisting of two pools of fixed interest rate, conventional, monthly pay, fully amortizing, first lien, one- to four-family residential mortgage loans, other than the Fixed Retained Yield, if any, with respect thereto (the "Group I Mortgage Loans" and "Group II Mortgage Loans," respectively), formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Seller," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 (the "Agreement") among the Seller, Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month of such distribution, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Group II-A Certificates, the Class II-A-PO Component, the Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4 and Class II-B-5 Certificates as specified in the Agreement, any Class II-B-6 Distribution Amount required to be distributed to Holders of the Class II-B-6 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class II-B-6 Certificates applicable to each Distribution Date will be 4.750% per annum. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Non-Supported Interest Shortfall and Relief Act Shortfall allocated to the Class II-B-6 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made on behalf of the Trustee either by the Master Servicer or by a Paying Agent appointed by the Master Servicer by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person is entitled to receive payments by wire transfer in immediately available funds in accordance with the Agreement and such Person has notified the Master Servicer pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency specified by the Trustee for that purpose in the notice of final distribution.

            No transfer of a Class II-B-6 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, (i) the transferee will be required to execute an investment letter in the form described in the Agreement and (ii) if such transfer is to be made within three years from the later of (a) the date of initial issuance of the Certificates or (b) the last date on which the Seller or any affiliate thereof was a Holder of the Certificates proposed to be transferred, and unless such transfer is made in reliance on Rule 144A of the Securities Act of 1933, as amended, the Trustee or the Seller may require the Holder to deliver an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Seller, the Master Servicer, and any Paying Agent acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Seller with respect to certain matters and (b) such other documentation as the Seller or the Master Servicer may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed as of the date set forth below.

Dated:


                                        Wachovia Bank, National Association,
                                             Trustee


                                        By______________________________________
                                             Authorized Officer

Countersigned:

Wachovia Bank, National Association,
  Trustee


By _________________________________
      Authorized Officer

                                    EXHIBIT C

                 [Form of Reverse of Series 2003-9 Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2003-9

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event funds are advanced with respect to any Mortgage Loan by a Servicer, the Master Servicer or the Trustee, such advances are reimbursable to such Servicer, the Master Servicer or the Trustee to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to a Servicer, the Master Servicer or the Trustee, as applicable, of advances made by such Servicer, the Master Servicer or the Trustee.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Seller, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Seller, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency appointed by the Trustee, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Seller, the Master Servicer, the Trustee and the Certificate Registrar, and any agent of the Seller, the Master Servicer, the Trustee or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Seller, the Master Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

            The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to the Agreement following the earlier of (i) the payment or other liquidation (or advance with respect thereto) of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, and (ii) the purchase by the Seller from the Trust Estate of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Agreement permits, but does not require, the Seller to purchase all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such option will effect early retirement of the Certificates, the Seller's right to exercise such option being subject to the sum of the Pool Scheduled Principal Balances of the Mortgage Loans as of the Distribution Date upon which the proceeds of such repurchase are distributed being less than ten percent of the Cut-Off Date Aggregate Principal Balance.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                   (Please print or typewrite name and address
                     including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

________________________________________________________________________________
________________________________________________________________________________

Social Security or other Identifying Number of Assignee:

Dated:


                                        ________________________________________
                                         Signature by or on behalf of assignor


                                        ________________________________________
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made, if the assignee is eligible to receive distributions in immediately available funds, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________________________ account number _____________, or, if mailed by check, to ______________________________.
Applicable statements should be mailed to ______________________________________
________________________________________________________________.

            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                                    RESERVED

                                    EXHIBIT E

                               CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of July 30, 2003, by and among Wachovia Bank, National Association, not individually, but solely as Trustee (including its successors under the Pooling and Servicing Agreement defined below, the "Trustee"), WELLS FARGO ASSET SECURITIES CORPORATION (together with any successor in interest, the "Seller"), WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or successor under the Pooling and Servicing Agreement referred to below, the "Master Servicer") and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                           W I T N E S S E T H T H A T


            WHEREAS, the Seller, the Master Servicer, and the Trustee, have entered into a Pooling and Servicing Agreement dated as of July 30, 2003 relating to the issuance of Mortgage Pass-Through Certificates, Series 2003-9 (as amended and supplemented from time to time, the "Pooling and Servicing Agreement"); and


            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Seller under the Pooling and Servicing Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;


            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Seller, the Master Servicer and the Custodian hereby agree as follows:

                                    ARTICLE I

                                   Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement, unless otherwise required by the context herein.

                                   ARTICLE II

                          Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Custodial Files. Subject to Section 2.3 hereof, the Custodian, as the duly appointed agent of the Trustee for these purposes, declares that it holds and will hold the documents delivered to it pursuant to Section 2.01 of the Pooling and Servicing Agreement and any other documents constituting part of the Owner Mortgage Loan File received on or subsequent to the date hereof (the "Custodial Files") as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. Unless an assignment of a Mortgage is not required to be recorded in accordance with Section 2.01 of the Pooling and Servicing Agreement, if any Custodial File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Seller for the purpose of recording it in the appropriate public office for real property records, and the Seller, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3. Review of Custodial Files. The Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling and Servicing Agreement, each Custodial File and to provide the initial and final certifications in the forms of Exhibits N and O to the Pooling and Servicing Agreement in accordance with the provisions thereof. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Custodial File to be missing or defective, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Seller or the Master Servicer as set forth in the Pooling and Servicing Agreement, the Custodian shall follow the procedures specified in the Pooling and Servicing Agreement.

            Section 2.5. Custodian to Cooperate; Release of Custodial Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer or applicable Servicer shall immediately deliver to the Custodian two copies of a Request for Release or such request in an electronic format acceptable to the Custodian and shall request delivery to it of the Custodial File. The Custodian agrees, within five business days of receipt of such Request for Release, to release the related Custodial File to the Master Servicer or applicable Servicer.

            From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer or applicable Servicer shall deliver to the Custodian two copies of a Request for Release of a Servicing Officer requesting that possession of the Custodial File be released to the Master Servicer and certifying as to the reason for such release. Upon receipt of the foregoing, the Custodian shall deliver the Custodial File to the Master Servicer or applicable Servicer. The Master Servicer or applicable Servicer shall cause each Custodial File therein so released to be returned to the Custodian when the need therefor by the Master Servicer or applicable Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account to the extent required by the Pooling and Servicing Agreement or (ii) the Custodial File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially. In the event of the liquidation of a Mortgage Loan, the Master Servicer or applicable Servicer shall deliver two copies of a Request for Release with respect thereto to the Custodian upon deposit of the related Liquidation Proceeds in the Certificate Account to the extent required by the Pooling and Servicing Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling and Servicing Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which copy shall be added to the related Custodial File and, for all purposes, shall be considered a part of such Custodial File to the same extent as all other documents and instruments constituting parts thereof.

                                   ARTICLE III

                            Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Custodian File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and in the Pooling and Servicing Agreement. All provisions of the Pooling and Servicing Agreement setting forth duties of the Custodian in more detail are hereby incorporated by reference into this Agreement. Except upon compliance with the provisions of
Section 2.5 of this Agreement and the provisions of the Pooling and Servicing Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Custodial File shall be delivered by the Custodian to the Seller or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Seller hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reasons of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Seller, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fees, or charge shall have been caused by reason of any negligent act, negligent failure to act, or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Custodial Files itself and give prompt notice thereof to the Seller, the Master Servicer and the Custodian or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Custodial Files and no successor Custodian shall have been so appointed and have accepted resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee, upon 60 days written notice, may remove the Custodian. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Seller and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall have been appointed and accepted appointment by the Trustee without the prior approval of the Seller and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdiction in which it will hold any Custodian File.

                                   ARTICLE IV

                            Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Seller, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling and Servicing Agreement. The Trustee shall give prompt written notice to the Custodian of any amendment or supplement to the Pooling and Servicing Agreement and furnish the Custodian with written copies thereof.

            Section 4.3. Governing Law. This Agreement shall be deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


Address:                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                                         as Trustee


401 South Tryon Street
Charlotte, North Carolina, 28202      By:__________________________________
                                      Name:________________________________
                                      Title:_______________________________


Address:                              WELLS FARGO ASSET SECURITIES CORPORATION,
                                         as Seller


7485 New Horizon Way
Frederick, Maryland 21703             By:__________________________________
                                      Name:  Patrick Greene
                                      Title: Senior Vice President


Address:                              WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Master Servicer


7485 New Horizon Way
Frederick, Maryland 21703             By:__________________________________
                                      Name:  William B. Hill III
                                      Title: Vice President


Address:                              WELLS FARGO BANK MINNESOTA, NATIONAL
                                         ASSOCIATION, as Custodian


1015 10th Avenue South East
Minneapolis, Minnesota 55414          By:__________________________________
                                         Name:  Bradley D. Johnson
                                         Title: Assistant Vice President

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )




            On this 30th day of July, 2003, before me, a notary public in and for the State of Maryland, personally appeared Patrick Greene, known to me who, being by me duly sworn, did depose and say that he resides in Frederick, Maryland; that he is a Senior Vice President of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.




-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                        ss.:
COUNTY OF FREDERICK     )



            On this 30th day of July, 2003, before me, a notary public in and for the State of Maryland, personally appeared William B. Hill III, known to me who, being by me duly sworn, did depose and say that he resides at Frederick, Maryland; that he is a Vice President of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed her name thereto by order of the Board of Directors of said association.




-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF NORTH CAROLINA       )
                              ss.:
COUNTY OF                     )

            On this 30th day of July, 2003, before me, a notary public in and for the State of North Carolina, personally appeared _____________________, known to me who, being by me duly sworn, did depose and say that s/he resides at __________________, North Carolina; that he is a _____________________ of
Wachovia Bank, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that s/he signed his/her name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA      )
                        ss.:
COUNTY OF               )



            On this 30th day of July, 2003, before me, a notary public in and for the State of Minnesota, personally appeared Bradley D. Johnson, known to me who, being by me duly sworn, did depose and say that he resides at ________________; that he is a ________________ of Wells Fargo Bank Minnesota, National Association, a national banking association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said association.




-------------------------
Notary Public

[NOTARIAL SEAL]

                                  EXHIBIT F-1A

                  Schedule of Type 1 Mortgage Loans in Group I

                            [Intentionally Omitted]

                                  EXHIBIT F-1B

                  Schedule of Type 1 Mortgage Loans in Group II

                            [Intentionally Omitted]

                                  EXHIBIT F-2A

                  Schedule of Type 2 Mortgage Loans in Group I

                            [Intentionally Omitted]

                                  EXHIBIT F-2B

                  Schedule of Type 2 Mortgage Loans in Group II

                            [Intentionally Omitted]

                                  EXHIBIT F-3A

              Schedule of Other Servicer Mortgage Loans in Group I

                            [Intentionally Omitted]

                                  EXHIBIT F-3B

              Schedule of Other Servicer Mortgage Loans in Group II

                            [Intentionally Omitted]

                                    EXHIBIT G

                        REQUEST FOR RELEASE OF DOCUMENTS

To:   Wells Fargo Bank Minnesota, National Association
      1015 10th Avenue S.E.
      Minneapolis., MN 55414
      Attn: ________________

      Re: Custodial Agreement, dated as of July 30, 2003, among Wachovia Bank, National Association, as Trustee, Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wells Fargo Bank Minnesota, National Association, as Custodian

            In connection with the administration of the Mortgage Loans held by you as Custodian for the Trust Estate pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian's Owner Mortgage Loan File for the Mortgage Loan described below, for the reason indicated.

                              Mortgage Loan Number:

                       Mortgagor Name, Address & Zip Code:

            Reason for Requesting Documents (check one):

            _______     1.    Mortgage Paid in Full

            _______     2.    Foreclosure

            _______     3.    Substitution

            _______     4.    Other Liquidation (Repurchases, etc.)

            _______     5.    Nonliquidation

            Reason:_____________________________________

            By:_________________________________________
                 (authorized signer)

            Issuer:_____________________________________

            Address:____________________________________

                    ____________________________________

            Date:_______________________________________

                                    Custodian

Wells Fargo Bank Minnesota, National Association

            Please acknowledge the execution of the above request by your signature and date below:


____________________________________            _________________
Signature                                       Date

Documents returned to Custodian:


____________________________________            _________________
Custodian                                       Date

                                    EXHIBIT H

                                              AFFIDAVIT PURSUANT TO SECTION
                                              860E(e)(4) OF THE INTERNAL REVENUE
                                              CODE OF 1986, AS AMENDED, AND FOR
                                              NON-ERISA INVESTORS

STATE OF                )
                        )  ss.:
COUNTY OF               )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of _______] [United States], on behalf of which he makes this affidavit.

            2. That the Purchaser's Taxpayer Identification Number is
[_________].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-9, Class [I-A-R][I-A-LR] Certificate (the "Class [I-A-R][I-A-LR] Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Class [I-A-R][I-A-LR] Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Class [I-A-R][I-A-LR] Certificate in excess of cash flows generated by the Class [I-A-R][I-A-LR] Certificate.

            6. That the Purchaser will not transfer the Class [I-A-R][I-A-LR] Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 10 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser is aware that the Class [I-A-R][I-A-LR] Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            8. That the Purchaser will not cause income from the Class [I-A-R][I-A-LR] Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Purchaser or any other person.

            9. That, if the Purchaser is purchasing the Class [I-A-R][I-A-LR] Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Purchaser has executed and attached Attachment A hereto.

            10. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Class [I-A-R][I-A-LR] Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Class [I-A-R][I-A-LR] Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Class [I-A-R][I-A-LR] Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of the Class [I-A-R][I-A-LR] Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 10 hereof.

            12. That the Purchaser consents to the designation of the Master Servicer as its agent to act as "tax matters person" of the [Upper-Tier REMIC][Lower-Tier REMIC] pursuant to Section 8.14 of the Pooling and Servicing Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of __________, 20__.


                                        [Name of Purchaser]


                                        By:_____________________________________
                                           [Name of Officer]
                                           [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of __________, 20__.


___________________________________
Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                  ATTACHMENT A

                                       to

    AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF
                  1986, AS AMENDED, AND FOR NON-ERISA INVESTORS

Check the appropriate box:

o The consideration paid to the Purchaser to acquire the Class [I-A-R][I-A-LR] Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Purchaser.

                                       OR

o The transfer of the Class [I-A-R][I-A-LR] Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Purchaser is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Class [I-A-R][I-A-LR] Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Purchaser's two fiscal years preceding the year of the transfer, the Purchaser had gross assets for financial reporting purposes (excluding any obligation of a person related to the Purchaser within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Purchaser will transfer the Class [I-A-R][I-A-LR] Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and
            (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Purchaser has determined the consideration paid to it to acquire the Class [I-A-R][I-A-LR] Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Purchaser) that it has determined in good faith; and

      (v) in the event of any transfer of the Class [I-A-R][I-A-LR] Certificate by the Purchaser, the Purchaser will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Class [I-A-R][I-A-LR] Certificate.

                                    EXHIBIT I

          [Letter from Transferor of Class [I-A-R][I-A-LR] Certificate]

                                     [Date]

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re:   Wells Fargo Asset Securities Corporation,
            Series 2003-9, Class [I-A-R][I-A-LR]

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                        Very truly yours,


                                        [Transferor]


                                        ________________________________________

                                    EXHIBIT J

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                  SERIES 2003-9
      CLASS [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                    _________________ __, ____

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-9, Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates (the "Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Pooling and Servicing Agreement, dated as of July 30, 2003 (the "Pooling and Servicing Agreement") among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer") and Wachovia Bank, National Association, as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-9.

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Seller, the Master Servicer and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            (c) [The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates and can afford a complete loss of such investment.]

            [(d) The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (e) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated _______________, relating to the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Seller concerning the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates that the Seller possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class[I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates other than in connection with a subsequent sale of Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates.

            (f) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided
(a) a "Benefit Plan Opinion" satisfactory to the Seller and the Trustee of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Seller or the Master Servicer may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not cause the assets of the Trust Estate to be regarded as "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Seller or the Master Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (g) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates is in compliance therewith.

            Section 3. Transfer of Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates.

            (a) The Purchaser understands that the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Seller, the Master Servicer nor the Trustee is under any obligation to register the Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Trustee shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Seller and the Trustee as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Trustee or the Seller may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Seller or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Trustee, the Master Servicer or the Seller. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Master Servicer, any Paying Agent acting on behalf of the Trustee and the Seller against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificate shall be made unless the transferee provides the Seller and the Trustee with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [I-B-4] [I-B-5] [I-B-6] [II-B-4] [II-B-5] [II-B-6] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                        [PURCHASER]

                                        By:_____________________________________

                                        Its:____________________________________

                                    EXHIBIT K

                                   [Reserved]

                                    EXHIBIT L

                              SERVICING AGREEMENTS

                            WFHM Servicing Agreement


                   Hibernia National Bank Servicing Agreement


                              Mid America Bank FSB


                   Colonial Savings, F.A. Servicing Agreement


                 National City Mortgage Co. Servicing Agreement


               HSBC Mortgage Corporation (USA) Servicing Agreement

                                    EXHIBIT M

                      [FORM OF SPECIAL SERVICING AGREEMENT]

                 SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

            This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of , between Wells Fargo Bank Minnesota, National Association (the "Company" and "Wells Fargo Bank") and (the "Purchaser").

                              PRELIMINARY STATEMENT

            __________________ is the holder of the entire interest in Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-9, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of July 30, 2003 among Wells Fargo Asset Securities Corporation, as seller (the "Seller"), Wells Fargo Bank Minnesota, National Association, as Master Servicer and Wachovia Bank, National Association, as Trustee.

            __________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

            In connection with such sale, the parties hereto have agreed that the Company will cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreements, the related servicers (each a related "Servicer"), which service the Mortgage Loans which comprise the Trust Estate related to the above referenced series under the related servicing agreements (each a related "Servicing Agreement"), to engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

            In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

            Collateral Fund: The fund established and maintained pursuant to
Section 3.01 hereof.

            Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the Company, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC,
(v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the Company, having at the time of such investment a rating of at least A-1 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or at least F-1 by Fitch Ratings ("Fitch") or (vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the Company) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by S&P or Fitch, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least A-1 by S&P or F-1 by Fitch or (z) the depository institution or trust company is one that is acceptable to either S&P or Fitch and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

            Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

            Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent appraiser (which shall not be an affiliate of the Purchaser) acceptable to the Company as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

            Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

            Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

            Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

            Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and Section 3.02 to be reduced by all withdrawals therefrom pursuant to
Section 2.02(g) and Section 2.03(d).

            Section 1.02 Definitions Incorporated by Reference

            All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

            Section 2.01 Reports and Notices

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Master Servicer shall provide to the Purchaser the following notices and reports:

            (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

            (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall cause (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the Servicer to provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a) (i) (B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, the Company shall cause the Servicer (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) to provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan that is at least ninety days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof; provided, that the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential provided, however, that the Purchaser will reimburse the Company and the related Servicer for any out of pocket expenses.

            Section 2.02 Purchaser's Election to Delay Foreclosure Proceedings

            (a) The Purchaser shall be deemed to direct the Company to direct (to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement) the related Servicer that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under Section 2.01
(a) (ii) subject to extension as set forth in Section 2.02(b), the related Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the related Servicer) or (ii) if the related Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, the related Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that the related Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the Company with a copy of such Current Appraisal.

            (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Company for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the related Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement and the related Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company may withdraw the additional amount from the Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify the Company that it believes that it is appropriate to do so, the related Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by (x) applying any balance in the Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the Company for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

            Section 2.03 Purchaser's Election to Commence Foreclosure
Proceedings

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under
Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Company, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement or the related Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to
Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The Company shall not be required to cause, to the extent that the Company as Master Servicer is granted such authority in the related Servicing Agreement, the related Servicer to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the Company believes there is a breach of representations or warranties by the Company, a Servicer, or a Seller, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company or related Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the related Servicer's right not to proceed with the Commencement of Foreclosure, the Company supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company shall withdraw the amount of such excess from the Collateral Fund, shall remit the same to the Trust Estate and in its capacity as Master Servicer shall apply such amount as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan shall be released to the Purchaser.

            Section 2.04 Termination

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate
(i) at such time as the Principal Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by the Company) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that the Company estimates through the normal servicing practices of the related Servicer will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds (z) the then-current principal balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to the Collateral Fund pursuant to this Agreement.

                                   ARTICLE III

                       COLLATERAL FUND; SECURITY INTEREST

            Section 3.01 Collateral Fund

            Upon receipt from the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall establish and maintain with Bankers Trust Company as a segregated account on its books and records an account (the "Collateral Fund"), entitled "Wells Fargo Bank Minnesota, National Association, as Master Servicer, for the benefit of registered holders of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2003-9." Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from the Collateral Fund pursuant to Section
2.02 or 2.03 hereof. The Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to the Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to the Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

            Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Fund (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Fund, funds in the Collateral Fund shall be applied consistent with the terms of this Agreement.

            Section 3.02 Collateral Fund Permitted Investments

            The Company shall, at the written direction of the Purchaser, invest the funds in the Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, the Company shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

            All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the Collateral Fund promptly upon realization. The Company shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

            Section 3.03 Grant of Security Interest

            The Purchaser hereby grants to the Company for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

            The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by the Company as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company for filing of appropriate financing statements in accordance with applicable law. The Company shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

            Section 3.04 Collateral Shortfalls

            In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01 Amendment

            This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

            Section 4.02 Counterparts

            This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03 Governing Law

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04 Notices

            All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

            (a)   in the case of the Company,

                  Wells Fargo Bank Minnesota, National Association 7485 New Horizon Way
                  Frederick, MD 21703

                  Attention: Vice President, Master Servicing
                  Phone:     301-696-7800
                  Fax:       301-815-6365

            (b)   in the case of the Purchaser,

                  __________________________________________
                  __________________________________________
                  __________________________________________
                  Attention: _______________________________

            Section 4.05 Severability of Provisions

            If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06 Successors and Assigns

            The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

            Section 4.07 Article and Section Headings

            The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08 Confidentiality

            The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to hold such information confidential and not to disclose such information.

            Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09 Indemnification

            The Purchaser agrees to indemnify and hold harmless the Company, the Seller, and each Servicer and each person who controls the Company, the Seller, or a Servicer and each of their respective officers, directors, affiliates and agents acting at the Company's, the Seller's, or a Servicer's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Company, the Seller, or a Servicer, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Company's, the Seller's, or a Servicer's obligations under the Pooling and Servicing Agreement or the related Servicing Agreement, or (ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

            IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                        Wells Fargo Bank Minnesota, National
                                           Association


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        _________________________________


                                        By:_____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT N

                 FORM OF INITIAL CERTIFICATION OF THE CUSTODIAN

                                  July 30, 2003

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated July 30, 2003, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wachovia Bank, National Association, as Trustee relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2003-9.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, except as specified in any list of exceptions attached hereto, it has received the original Mortgage Note relating to each of the Mortgage Loans listed on the Mortgage Loan Schedule.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this initial certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Custodian on behalf of the Trustee


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT O

                  FORM OF FINAL CERTIFICATION OF THE CUSTODIAN

                              [__________ __, ____]

Wells Fargo Asset Securities Corporation
7485 New Horizon Way
Frederick, Maryland 21703

Wachovia Bank, National Association
401 South Tryon Street
Charlotte, North Carolina 28202

      Re: The Pooling and Servicing Agreement, dated July 30, 2003, among Wells Fargo Asset Securities Corporation, as Seller, Wells Fargo Bank Minnesota, National Association, as Master Servicer, and Wachovia Bank, National Association, as Trustee relating to the Wells Fargo Asset Securities Corporation; Mortgage Pass-Through Certificates, Series 2003-9.

Ladies and Gentlemen:

      In accordance with the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Custodian on behalf of the Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule, except as may be specified in any list of exceptions attached hereto, such Mortgage File contains all of the items required to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement.

      The Custodian has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement in connection with this final certification. The Custodian makes no representations as to: (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File or any of the Mortgage Loans identified in the Mortgage Loan Schedule or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                        WELLS FARGO BANK MINNESOTA, NATIONAL
                                        ASSOCIATION,
                                          as Custodian on behalf of the Trustee


                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                    EXHIBIT P

                    Schedule of Pledged Asset Mortgage Loans

                                   SCHEDULE I

                    Wells Fargo Asset Securities Corporation,
                Mortgage Pass-Through Certificates, Series 2003-9
                 Applicable Unscheduled Principal Receipt Period

                                                          Full         Partial
                                                       Unscheduled   Unscheduled
                                                        Principal     Principal
Servicer                                                Receipts      Receipts
----------------------------------------------------   -----------   -----------
WFHM (Exhibits F-1A and F-1B)                           Mid-Month     Mid-Month
WFHM (Exhibits F-2)                                    Prior-Month   Prior-Month
Hibernia National Bank                                  Mid-Month    Prior Month
Colonial Savings, F.A.                                  Mid-Month    Prior Month
Bank of Oklahoma, N.A.                                  Mid-Month    Prior Month
Countrywide Home Loans, Inc.                           Prior Month   Prior Month
CUNA Mutual Mortgage Corporation                        Mid-Month    Prior Month
Mid America Bank, FSB                                   Mid-Month    Prior Month
CitiMortgage, Inc.                                      Mid-Month    Prior Month
National City Mortgage Co.                              Mid-Month    Prior Month
SunTrust Mortgage, Inc.                                 Mid-Month    Prior Month
Wachovia Mortgage Corporation                           Mid-Month    Prior Month
ABN AMRO Mortgage Group, Inc.                           Mid-Month    Prior Month
HSBC Mortgage Corporation (USA)                         Mid-Month    Prior Month
HomeSide Lending, Inc.                                 Prior Month   Prior Month
RBMG, Inc.                                              Mid-Month    Prior Month
Central National Bank                                   Mid-Month    Prior Month
Downey Savings and Loan Association, F.A.               Mid-Month    Prior Month
FT Mortgage Companies                                   Mid-Month    Prior Month
Cendant Mortgage Corp.                                 Prior Month   Prior Month
First Bank National Association                        Prior Month   Prior Month
Washington Mutual Bank. F.A.                            Mid-Month    Prior Month